1933 Act Registration No. 333-34844
                                           1940 Act Registration No. 811-09903

                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

      Pre-Effective Amendment No.                                       [   ]


      Post-Effective Amendment No. 8                                    [ X ]


                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]


      Amendment No. 10                                                  [ X ]

                               MELLON FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)


                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 922-6000

                                 Jeff Prusnofsky
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Donald W. Smith, Esq.
                           Jennifer R. Gonzalez, Esq.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

   [     ]  Immediately upon filing pursuant to Rule 485(b)


   [ X ]    On December 31, 2003 pursuant to Rule 485(b)


   [     ]  60 days after filing pursuant to Rule 485(a)(1)

   [     ]  On           pursuant to Rule 485(a)(1)
               ---------

   [     ]  75 days after filing pursuant to Rule 485(a)(2)

   [     ]  On           pursuant to Rule 485(a)(2)
               ---------



THE MELLON FUNDS

Mellon Large Cap Stock Fund

Mellon Income Stock Fund

Mellon Mid Cap Stock Fund

Mellon Small Cap Stock Fund

Mellon International Fund

Mellon Emerging Markets Fund

Mellon Bond Fund

Mellon Intermediate Bond Fund

Mellon Short-Term U.S. Government Securities Fund

Mellon National Intermediate Municipal Bond Fund

Mellon National Short-Term Municipal Bond Fund

Mellon Pennsylvania Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund

Mellon Balanced Fund

Mellon Money Market Fund

Mellon National Municipal Money Market Fund


PROSPECTUS December 31, 2003


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-INSURED * NOT BANK GUARANTEED * MAY LOSE VALUE






The Funds

Contents

The Funds
--------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                               2

Mellon Income Stock Fund                                                  6

Mellon Mid Cap Stock Fund                                                10

Mellon Small Cap Stock Fund                                              16

Mellon International Fund                                                22

Mellon Emerging Markets Fund                                             28

Mellon Bond Fund                                                         33

Mellon Intermediate Bond Fund                                            39

Mellon Short-Term
U.S. Government Securities Fund                                          45

Mellon National Intermediate
Municipal Bond Fund                                                      50

Mellon National Short-Term
Municipal Bond Fund                                                      55

Mellon Pennsylvania Intermediate
Municipal Bond Fund                                                      59

Mellon Massachusetts Intermediate
Municipal Bond Fund                                                      64

Mellon Balanced Fund                                                     68

Mellon Money Market Fund                                                 76

Mellon National Municipal
Money Market Fund                                                        78

Management                                                               80

Financial Highlights                                                     83

Your Investment
--------------------------------------------------------------------------------

Account Policies and Services                                            99

Distributions and Taxes                                                 104

For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.


Each fund is offering its Class M shares and Investor shares in this prospectus


Class M shares are generally offered only to Private Wealth Management clients of Mellon Financial Corporation that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates (Private Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Private Wealth Management Clients with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, are referred to herein as "Qualified Accounts." Mellon Money Market Fund and Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments in Mellon Money Market Fund or Mellon National Municipal Money Market Fund must be in the respective fund's Class M shares.

Investor shares are generally offered only to Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, and to individuals, corporations, partnerships and other entities that are not Private Wealth Management Clients and that receive a transfer of fund shares from a Private Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of Mellon Private Wealth Advisors, a division of MBSC, LLC (MPWA Brokerage Clients).


What each fund is -- and isn't

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY MELLON BANK, N.A., ANY OF ITS AFFILIATES OR ANY OTHER BANK, OR THE FDIC OR ANY OTHER GOVERNMENT AGENCY. IT IS NOT A COMPLETE INVESTMENT PROGRAM. YOU COULD LOSE MONEY IN A FUND, BUT YOU ALSO HAVE THE POTENTIAL TO MAKE MONEY.





Mellon Large Cap Stock Fund

GOAL/APPROACH

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's((reg.tm)) 500 Composite Stock Price Index (S&P 500). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-capitalization companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 500 is a primary goal of the investment process.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth

*   GROWTH, in this case the sustainability or growth of earnings

*   FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P 500.

Concepts to understand

LARGE-CAPITALIZATION COMPANIES: generally established companies that are considered "known quantities," with market capitalizations of $5 billion or more at the time of purchase. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.


S&P 500: an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The S&P 500 is often considered a proxy for the stock market in general.




(PAGE 2)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* STOCK SELECTION RISK. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile very similar to the S&P 500, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

* VALUE AND GROWTH STOCK RISK. By investing in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The fund may purchase securities of companies in initial public offerings
(IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Mellon Large Cap Stock Fund



(PAGE 3)

MELLON LARGE CAP STOCK FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of another CTF) were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the S&P 500, a widely recognized unmanaged index of stock performance. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the S&P 500 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.





(PAGE 4)


Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES
 12.24    (1.31)   37.36   25.42   33.16   26.95   18.47  (9.02) (13.16) (22.65)
  93        94      95      96      97      98      99      00      01      02
[Exhibit A]

BEST QUARTER:                    Q4 '98                          +22.56%

WORST QUARTER:                   Q3 '02                          -15.84%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 10.77%.
--------------------------------------------------------------------------------

Average annual total return as of 12/31/02

                                                        1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------
MELLON LARGE CAP
STOCK FUND --
CLASS M SHARES                                          -22.65%                       -1.67%*                     8.85%*

S&P 500                                                 -22.09%                       -0.58%                      9.34%
------------------------------------------------------------------------------------------------------------------------------------




Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                          -22.65%               -20.11%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                              -22.85%               -20.39%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -13.90%               -15.61%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                          -22.82%               -17.68%

S&P 500 REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -22.09%               -18.50%**

--------------------------------------------------------------------------------

   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.







EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.65%             0.65%

Shareholder services fee                         none             0.25%

Other expenses                                  0.16%             0.17%
--------------------------------------------------------------------------------

TOTAL                                           0.81%             1.07%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $83                 $259               $450                   $1,002

INVESTOR SHARES                                  $109                $340               $590                   $1,306

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon Large Cap Stock Fund




(PAGE 5)

Mellon Income Stock Fund

GOAL/APPROACH

The fund seeks to exceed the total return performance of the Russell 1000(tm) Value Index over time. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to invest primarily in dividend-paying stocks. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund seeks to invest primarily in dividend-paying stocks, it will emphasize those stocks with value characteristics, although it may also purchase growth stocks. The remainder of the fund's total assets may be invested in convertible bonds, preferred stocks, fixed-income securities, American Depositary Receipts (ADRs) and money market instruments.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth

*   GROWTH, in this case the sustainability or growth of earnings

*   FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

Concepts to understand

DIVIDEND: a distribution of earnings to shareholders, usually paid in the form of cash or stock.


COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.


RUSSELL 1000 VALUE INDEX: is an unmanaged, market- capitalization-weighted index that measures the performance of those of the 1,000 largest U.S. companies based on total market capitalization that have lower price-to-book ratios and lower forecasted growth values.




(PAGE 6)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* STOCK SELECTION RISK. The fund will hold fewer securities than the Russell 1000 Value Index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* VALUE AND GROWTH STOCK RISK. By investing in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


The fund may invest in ADRs, which represent indirect ownership of securities issued by foreign companies. The securities of foreign issuers carry additional risks, such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information, differing auditing and legal standards and political and economic instability.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The fund may purchase securities of companies in initial public offerings (IPOs) .. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Mellon Income Stock Fund



(PAGE 7)

MELLON INCOME STOCK FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of another
CTF) were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Russell 1000 Value Index, a widely recognized unmanaged index of large-capitalization value stock performance. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the Russell 1000 Value Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


Before June 1, 2000, the CTF sought to exceed the total return performance of the S&P 500 over time. Beginning June 1, 2000, the CTF sought to exceed the total return performance of the Russell 1000 Value Index over time. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The Russell 1000 Value Index is an unmanaged, market-capitalization-weighted index that measures the performance of those of the 1,000 largest U.S. companies based on total market capitalization that have lower price-to-book ratios and lower forecasted growth values. The CTF changed its benchmark due to the value orientation of the CTF and the Russell 1000 Value Index.


(PAGE 8)


Year-by-year total return as of 12/31 EACH YEAR (%)*


CLASS M SHARES
   10.40  (1.15)  36.98   23.17   35.01   23.20    5.50   (3.98)  (9.69) (20.24)
    93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q4 '98                   +19.76%

WORST QUARTER:                   Q3 '02                   -15.99%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 10.89%.
--------------------------------------------------------------------------------

Average annual total return as of 12/31/02

                                                        1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON INCOME
STOCK FUND --
CLASS M SHARES                                         -20.24%                      -2.11%*                       8.37%*

RUSSELL 1000
VALUE INDEX                                            -15.52%                        1.16%                       10.80%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                          -20.24%               -15.39%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                              -20.78%               -16.35%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -12.30%               -12.01%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                          -20.33%               -14.83%

RUSSELL 1000 VALUE INDEX REFLECTS
NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -15.52%                -8.13%**

--------------------------------------------------------------------------------

 * REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE
   BEGINNING VALUE ON 10/2/00.



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                Class M         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.65%            0.65%

Shareholder services fee                         none            0.25%

Other expenses                                  0.18%            0.19%
--------------------------------------------------------------------------------

TOTAL                                           0.83%            1.09%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $83                 $265               $460                   $1,025

INVESTOR SHARES                                  $111                $347               $601                   $1,329

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon Income Stock Fund



(PAGE 9)

Mellon Mid Cap Stock Fund

GOAL/APPROACH

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400((reg.tm)) Index (S&P MidCap 400). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of mid-cap domestic companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P MidCap 400 is a primary goal of the investment process.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth

*   GROWTH, in this case the sustainability or growth of earnings

*   FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P MidCap 400.

Concepts to understand

MID-CAP COMPANIES: generally established companies that may not be well known with market capitalizations ranging between $1 billion and $8 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Mid-cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.


COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P MIDCAP 400: an unmanaged, market-capitalization-weighted index that measures the performance of 400 medium-capitalization stocks. The stocks comprising the S&P MidCap 400 have market capitalizations generally ranging between $500 million and $7.5 billion.





(PAGE 10)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* STOCK SELECTION RISK. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P MidCap 400, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

* VALUE AND GROWTH STOCK RISK. By investing in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


* IPO RISK. The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Mellon Mid Cap Stock Fund



(PAGE 11)

MELLON MID CAP STOCK FUND -- MAIN RISKS (CONTINUED)

* FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


(PAGE 12)


PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the S&P MidCap 400. Please note that the performance figures for the fund's Class M shares in the bar chart and the table in the left column do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's Class M shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The table in the right column on the next page compares the performance of the fund's Class M shares and Investor shares to that of the S&P MidCap 400 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


Before June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $3 billion, similar to the Russell 2500(TM) Stock Index (the Russell 2500), an unmanaged index based on the stocks of 3,000 large U.S. companies, as determined by market capitalization, but excluding the 500 largest such companies. Beginning June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $5 billion, similar to the S&P MidCap 400, an unmanaged, capitalization-weighted index of 400 medium-capitalization stocks. The change in average market capitalization of companies held by the CTF was largely reflective of changes in the market value of companies in the benchmark. The change by the CTF reflected the view of its manager that the turnover of companies represented in the S&P MidCap 400 was less volatile than that of the Russell 2500, and that the S&P MidCap 400 was more familiar to investors. The fund currently seeks to maintain a portfolio of stocks of companies with an average market capitalization of between $1 billion and $8 billion.

Mellon Mid Cap Stock Fund



(PAGE 13)

MELLON MID CAP STOCK FUND -- PAST PERFORMANCE (CONTINUED)


Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES

[Exhibit C]
15.43   (1.64)  39.38   22.21   23.30 (5.59)  10.72    7.87   (1.88)  (19.19)
93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                     Q4 '99                         +16.55%

WORST QUARTER:                    Q3 '98                         -21.71%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 16.81%.


Average annual total return as of 12/31/02

                                                     1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON MID CAP
STOCK FUND --
CLASS M SHARES                                       -19.19%                        -2.22%*                    7.86%*

S&P MIDCAP 400                                       -14.51%                         6.41%                    11.96%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                          -19.19%               -12.18%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                              -19.29%               -12.26%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -11.78%                -9.61%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                          -19.44%               -12.50%

S&P MIDCAP 400 REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -14.51%                -8.59%**

--------------------------------------------------------------------------------

 *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.



(PAGE 14)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class M shares and Investor shares in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund's Class M shares and Investor shares do not have a sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.75%             0.75%

Shareholder services fee                         none             0.25%

Other expenses                                  0.17%             0.20%
--------------------------------------------------------------------------------

TOTAL                                           0.92%             1.20%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $94                 $293               $509                   $1,131

INVESTOR SHARES                                  $122                $381               $660                   $1,455

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon Mid Cap Stock Fund



(PAGE 15)

Mellon Small Cap Stock Fund

GOAL/APPROACH

The fund seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600((reg.tm)) Index (S&P SmallCap 600). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth

*   GROWTH, in this case the sustainability or growth of earnings

*   FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities and determines those issues that should be sold. The investment adviser uses a variety of sources, including Wall Street research and company management to stay abreast of current developments.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P SmallCap 600.

Concepts to understand

SMALL-CAPITALIZATION COMPANIES: generally new and often entrepreneurial companies with market capitalizations ranging between $100 million and $2 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Small-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.


COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P SMALLCAP 600: an unmanaged index consisting of the stocks of 600 publicly traded U.S. companies chosen for market size, liquidity and industry-group representation. The stocks comprising the S&P SmallCap 600 have market capitalizations generally ranging between $67 million and $2.6 billion.




(PAGE 16)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Small companies carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of smaller companies' securities and the fund's ability to sell them when the portfolio managers deem it appropriate. These companies may have limited product lines, markets, and/or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* STOCK SELECTION RISK. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P SmallCap 600, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

* VALUE AND GROWTH STOCK RISK. By investing in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Mellon Small Cap Stock Fund



(PAGE 17)

MELLON SMALL CAP STOCK FUND -- MAIN RISKS (CONTINUED)


* IPO RISK. The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


* FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


(PAGE 18)


PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the S&P SmallCap 600, an unmanaged index of small-cap stock performance. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the S&P SmallCap 600 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

Mellon Small Cap Stock Fund



(PAGE 19)

MELLON SMALL CAP STOCK FUND -- PAST PERFORMANCE (CONTINUED)


Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES

                                           0.92   30.88   (4.82)   2.78  (15.83)
    93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q4 '99                    +26.91%

WORST QUARTER:                   Q3 '98                    -22.68%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 21.27%.

Average annual total return as of 12/31/02

                                                                                                        Since inception
                                                                 1 Year                                    (1/1/98)
------------------------------------------------------------------------------------------------------------------------------------

MELLON SMALL CAP
STOCK FUND --
CLASS M SHARES                                                   -15.83%                                      1.69%*

S&P SMALLCAP 600                                                 -14.63%                                      2.44%
------------------------------------------------------------------------------------------------------------------------------------


Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                          -15.83%                -7.14%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                              -15.83%                -7.14%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                            -9.72%                -5.66%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                          -16.04%                -8.25%

S&P SMALLCAP 600 REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -14.63%                -3.59%**

--------------------------------------------------------------------------------

 *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.




(PAGE 20)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                Class M         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                         0.85%            0.85%

Shareholder services fee                          none            0.25%

Other expenses                                   0.19%            0.19%
--------------------------------------------------------------------------------

TOTAL                                            1.04%            1.29%
--------------------------------------------------------------------------------



Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $106                $331               $574                   $1,271

INVESTOR SHARES                                  $131                $409               $708                   $1,566

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon Small Cap Stock Fund



(PAGE 21)

Mellon International Fund

GOAL/APPROACH

The fund seeks long-term capital growth. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also primarily invests in companies which the investment adviser considers to be "value" companies. The fund may invest in companies of any size. To a limited extent, the fund may invest in debt securities of foreign issuers. Though not specifically limited, the fund ordinarily will invest in companies in at least ten foreign countries, and limit its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented, research driven, and risk averse. In selecting stocks, the investment adviser identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

* VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity


* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or change in management or spin off) that potentially will trigger a price increase near term or midterm


The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Concept to understand

VALUE COMPANIES: companies that appear undervalued in terms of price relative to other financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.


FOREIGN COMPANY: a company (i) organized under the laws of a foreign country;
(ii) whose principal trading market is in a foreign country; or (iii) with a majority of its assets or business outside the U.S.




(PAGE 22)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries, market sectors or countries, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries, sectors or countries.

* VALUE STOCK RISK. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

* SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets, and/or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products or services or events whose delay or cancellation could cause the stock price to drop.

Mellon International Fund



(PAGE 23)

MELLON INTERNATIONAL FUND -- MAIN RISKS (CONTINUED)

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers, U.S Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The fund may purchase securities of companies in initial public offerings
(IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


(PAGE 24)


PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of another CTF) were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE((reg.tm))) Index, an unmanaged index of foreign stock performance. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the MSCI EAFE((reg.tm)) Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


Mellon International Fund



(PAGE 25)


MELLON INTERNATIONAL FUND -- PAST PERFORMANCE (CONTINUED)

Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES

                                                26.17  (1.62)  (12.60) (10.41)
 93      94      95      96      97      98      99      00       01      02

BEST QUARTER:                    Q4 '99                      +9.19%

WORST QUARTER:                   Q3 '02                     -20.36%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 21.36%.


Average annual total return as of 12/31/02

                                                       Inception                                                   Since
                                                         date                        1 Year                      inception
------------------------------------------------------------------------------------------------------------------------------------

MELLON
INTERNATIONAL FUND --
CLASS M SHARES                                         (7/15/98)                     -10.41%                      -2.84%*

MSCI EAFE((reg.tm)) INDEX                              (7/31/98)                     -15.94%                      -6.66%
------------------------------------------------------------------------------------------------------------------------------------


Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                          -10.41%                -8.22%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                              -10.75%                -8.60%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                            -6.26%                -6.64%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                          -10.84%                -8.91%

MSCI EAFE((reg.tm) )INDEX REFLECTS
NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -15.94%                -17.84%**

--------------------------------------------------------------------------------

   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.





(PAGE 26)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                Class M         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.85%            0.85%

Shareholder services fee                         none            0.25%

Other expenses                                  0.27%            0.26%
--------------------------------------------------------------------------------

TOTAL                                           1.12%            1.36%
--------------------------------------------------------------------------------


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $114                $356               $617                   $1,363

INVESTOR SHARES                                  $138                $431               $745                   $1,635

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon International Fund





(PAGE 27)

Mellon Emerging Markets Fund

GOAL/APPROACH

The fund seeks long-term capital growth. This objective may be changed without shareholder approval. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The fund may invest in companies of any size. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.


In choosing stocks, the fund uses a value-oriented, research driven and risk adverse approach. In selecting stocks, the investment adviser identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:


* VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or change in management) that potentially will trigger a price increase near term or midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Concepts to understand

VALUE COMPANIES: companies that appear undervalued in terms of price relative to other financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

EMERGING MARKET COUNTRIES: all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, or any other country that the investment adviser believes has an emerging economy or market.




(PAGE 28)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The stock markets of emerging market countries can be extremely volatile. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

* EMERGING MARKET RISK. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries, market sectors or countries, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries, sectors or countries.

* VALUE STOCK RISK. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

* SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets, and/or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products or services or events whose delay or cancellation could cause the stock price to drop.

Mellon Emerging Markets Fund



(PAGE 29)

MELLON EMERGING MARKETS FUND -- MAIN RISKS (CONTINUED)

* DERIVATIVES RISK. The fund may invest in certain derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers, U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The fund may purchase securities of companies in initial public offerings (IPOs) .. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


(PAGE 30)


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the performance of the fund's Class M shares and Investor shares over time to that of the MSCI Emerging Markets (Free) Index, an unmanaged index of emerging markets stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 EACH YEAR (%)

CLASS M SHARES

                                                                8.28   (0.49)
 93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q4 '01                     +22.24%

WORST QUARTER:                   Q3 '01                     -17.96%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 31.13%.

Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES  (10/2/00)
RETURNS BEFORE TAXES                           -0.49%                 0.40%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                               -1.64%                -0.93%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                            -0.17%                -0.30%

INVESTOR SHARES  (7/11/01)
RETURNS BEFORE TAXES                            0.19%                 2.86%

MSCI EMERGING MARKETS (FREE) INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                        -6.00%                 -9.67%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.

Mellon Emerging Markets Fund




(PAGE 31)

MELLON EMERGING MARKETS FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                Class M         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                         1.15%           1.15%

Shareholder services fee                          none           0.25%

Other expenses                                   0.46%           0.45%
--------------------------------------------------------------------------------

TOTAL                                            1.61%           1.85%
--------------------------------------------------------------------------------



Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $164                $508               $876                   $1,911

INVESTOR SHARES                                  $188                $582               $1,001                 $2,169

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.




(PAGE 32)

Mellon Bond Fund

GOAL/APPROACH

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. This objective may be changed without shareholder approval. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as:

*   U.S. government and agency bonds

*   corporate bonds

* mortgage-related securities, including commercial mortgage-backed securities

*   foreign corporate and government bonds (up to 20% of total assets)

The fund's investments in bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio duration will not exceed eight years. The fund may invest in individual bonds of any duration. In calculating average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand

DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.



(PAGE 33)

MELLON BOND FUND (CONTINUED)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.


* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

* MARKET RISK. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.


* DERIVATIVES RISK. In addition to mortgage-related securities, the fund may invest in other derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.



(PAGE 34)


* FOREIGN INVESTMENT RISK. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency rates.

* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.


Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Although bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Mellon Bond Fund

(PAGE 35)


MELLON BOND FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed at right), had the same investment objective, policies, guidelines and restrictions as the fund (and the assets of two other
CTFs) were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the Lehman Brothers Aggregate Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in Rule 144A securities, convertible bonds or futures, forward or option contracts. Although the fund is authorized to invest in futures, forward and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures, forward and option contracts, Rule 144A securities and convertible bonds will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 3.32 and 6.05 years.


(PAGE 36)


Year-by-year total return as of 12/31 each year (%)*

CLASS M SHARES

11.52  (1.84)   17.33   3.06    9.35    8.19   (1.41)   10.51   8.20    7.12
 93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q2 '95                    +5.58%

WORST QUARTER:                   Q1 '94                    -2.18%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 3.93%.



Average annual total return as of 12/31/02

                                                         1 Year                        5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON BOND FUND --
CLASS M SHARES                                            7.12%                         6.44%*                    7.06%*

LEHMAN BROTHERS
AGGREGATE
BOND INDEX                                               10.25%                         7.55%                      7.51%
------------------------------------------------------------------------------------------------------------------------------------




Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                           7.12%                 8.65%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                               4.89%                 6.10%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                            4.33%                 5.68%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                           6.82%                 7.18%

LEHMAN BROTHERS AGGREGATE BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       10.25%                 10.27%**

--------------------------------------------------------------------------------

 *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.

Mellon Bond Fund



(PAGE 37)

MELLON BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.40%            0.40%

Shareholder services fee                         none            0.25%

Other expenses                                  0.17%            0.17%
--------------------------------------------------------------------------------

TOTAL                                           0.57%            0.82%
--------------------------------------------------------------------------------


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $58                 $183               $318                   $714

INVESTOR SHARES                                  $84                 $262               $455                   $1,014

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.




(PAGE 38)

Mellon Intermediate Bond Fund

GOAL/APPROACH

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. This objective may be changed without shareholder approval. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as:

*   U.S. government and agency bonds

*   corporate bonds

* mortgage-related securities, including commercial mortgage-backed securities (up to 25% of total assets)

*   foreign corporate and government bonds (up to 20% of total assets)

*   municipal bonds

The fund's investments in bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a bond that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.



(PAGE 39)

MELLON INTERMEDIATE BOND FUND (CONTINUED)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.


* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

* MARKET RISK. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.


* DERIVATIVES RISK. In addition to mortgage-related securities, the fund may invest in other derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.



(PAGE 40)


* FOREIGN INVESTMENT RISK. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency rates.

* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund's share price.

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Although bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Mellon Intermediate Bond Fund

(PAGE 41)


MELLON INTERMEDIATE BOND FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Lehman Brothers Intermediate Government/Credit Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. government and investment grade corporate bond market and is comprised of issues that must have a maturity from one to (but not including) ten years. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the Lehman Brothers Intermediate Government/Credit Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in Rule 144A securities, convertible bonds or futures, forward or option contracts. Although the fund is authorized to invest in futures, forward and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures, forward and option contracts, Rule 144A securities and convertible bonds will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will range between 2.5 and 5.5 years. The CTF's policy with respect to duration was tied to the weighted average duration of a market index and, during the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 2.46 and 4.17 years.




(PAGE 42)


Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES

9.18   (2.70)   14.66   3.54    7.59    7.58   (0.55)   8.93    8.34    7.62
 93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q2 '95                           +4.83%

WORST QUARTER:                   Q1 '94                           -2.40%

The year-to-date total return of the fund's class m shares as of 9/30/03 was 3.94%.

Average annual total return as of 12/31/02

                                                        1 Year                        5 Years                   10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON INTERMEDIATE
BOND FUND --
CLASS M SHARES                                           7.62%                          6.32%*                   6.31%*

LEHMAN BROTHERS
INTERMEDIATE
GOVERNMENT/
CREDIT
BOND INDEX                                               9.84%                        7.48%                      7.08%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return as of 12/31/02

Since class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                            7.62%                8.70%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                                5.39%                6.18%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             4.74%                5.75%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                            7.68%                7.81%

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/
CREDIT BOND INDEX REFLECTS NO DEDUCTION
FOR
FEES, EXPENSES OR TAXES                         9.84%               10.07%**
--------------------------------------------------------------------------------

 *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.

Mellon Intermediate Bond Fund




(PAGE 43)

MELLON INTERMEDIATE BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                Class M         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.40%            0.40%

Shareholder services fee                         none            0.25%

Other expenses                                  0.17%            0.16%
--------------------------------------------------------------------------------

TOTAL                                           0.57%            0.81%
--------------------------------------------------------------------------------


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $58                 $183               $318                   $714

INVESTOR SHARES                                  $83                 $259               $450                   $1,002

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.




(PAGE 44)

Mellon Short-Term U.S. Government Securities Fund

GOAL/APPROACH

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also may invest in collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund's average effective portfolio maturity and its average effective portfolio duration will be less than three years. The fund may invest in individual bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

MORTGAGE PASS-THROUGH SECURITIES: pools of residential or commercial mortgages whose cash flows are "passed through" to the holders of the securities via monthly payments of interest and principal.

CMOS: a security that pools together mortgages and separates them into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending on their maturity and cash flow predictability. CMOs may be issued by government agencies or by private issuers.

STRIPPED MORTGAGE-BACKED SECURITIES: the separate income or principal components of a mortgage-backed security. CMOs may be partially stripped so that each investor receives some interest and some principal, or fully stripped into interest-only and principal-only components.




(PAGE 45)

MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.


* GOVERNMENT SECURITIES RISK. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in such cases there may be some risk of default by the issuer. Any guarantees of the fund's securities by the U.S. government or its agencies or instrumentalities do not apply to the market value of those securities or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively among investors outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayment of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.


* DERIVATIVES RISK. In addition to mortgage-related securities, the fund may invest in other derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.



(PAGE 46)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Lehman 1-3 Year U.S. Government Index, a widely recognized, unmanaged performance benchmark for Treasury and agency securities with maturities between one and three years. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the Lehman 1-3 Year U.S. Government Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.


After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


Although the CTF was authorized to invest in mortgage-backed securities (not including CMOs), it did not do so. The fund is authorized to invest in mortgage-backed securities, including CMOs, and anticipates that it will do so. The CTF was not authorized to invest in Rule 144A securities or derivative instruments. Although the fund is authorized to invest in derivatives, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in derivative instruments and Rule 144A securities will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will be less than three years. The CTF operated under a policy that its average maturity generally would be maintained between eighteen months and three years. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 1.30 and 2.16 years.

Mellon Short-Term U.S. Government Securities Fund



(PAGE 47)

MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND -- PAST PERFORMANCE
 (CONTINUED)


Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES

 6.60   (0.39)  10.52    4.20    5.95    6.56    2.43    7.74    7.72    5.15
  93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q3 '01                           +3.42%

WORST QUARTER:                   Q1 '94                           -0.91%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 1.19%.


Average annual total return as of 12/31/02

                                                    1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON SHORT-TERM
U.S. GOVERNMENT
SECURITIES FUND --
CLASS M SHARES                                       5.15%                        5.90%*                       5.61%*

LEHMAN 1-3 YEAR
U.S. GOVERNMENT
INDEX                                                6.28%                        6.63%                        6.18%
------------------------------------------------------------------------------------------------------------------------------------


Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                            5.15%                6.96%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                                3.44%                4.85%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             3.16%                4.54%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                            4.59%                5.42%

LEHMAN 1-3 YEAR U.S. GOVERNMENT INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                         6.28%                7.88%**
--------------------------------------------------------------------------------

 *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.





(PAGE 48)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                         none            0.25%

Other expenses                                  0.21%            0.23%
--------------------------------------------------------------------------------

TOTAL                                           0.56%            0.83%
--------------------------------------------------------------------------------


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $57                 $179               $313                   $701

INVESTOR SHARES                                  $85                 $265               $460                   $1,025

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon Short-Term U.S. Government Securities Fund





(PAGE 49)

Mellon National Intermediate Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.



(PAGE 50)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.


* ISSUER AND MARKET RISK. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.



* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks


Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in U.S. Treasury securities and other money market instruments and in taxable bonds. During such periods, the fund may not achieve its investment objective.




Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Mellon National Intermediate Municipal Bond Fund



(PAGE 51)

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance figures for the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the Lehman Brothers 7-Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.


After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures and option contracts will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 4.25 and 6.50 years.



(PAGE 52)


Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES


10.45  (3.81)   12.92   4.43    7.28    6.27   (1.48)   9.99    4.99    8.21
 93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q1 '95                           +4.85%

WORST QUARTER:                   Q1 '94                           -3.44%

The year-to-date total return of the fund's class m shares as of 9/30/03 was 3.75%.


Average annual total return as of 12/31/02

                                                         1 Year                       5 Years                    10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON NATIONAL
INTERMEDIATE
MUNICIPAL BOND FUND --
CLASS M SHARES                                            8.21%                       5.52%*                     5.80%*

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                               10.35%                        6.07%                      6.34%
------------------------------------------------------------------------------------------------------------------------------------


Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                            8.21%                7.56%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                                8.16%                7.39%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             6.62%                6.86%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                            7.94%                6.51%

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
INDEX REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                        10.35%                8.40%**
--------------------------------------------------------------------------------

 *  Reflects the performance of the predecessor ctf through 10/1/00.

** For comparative purposes, the value of the index on 9/30/00 is used as the beginning value on 10/2/00.

Mellon National Intermediate Municipal Bond Fund




(PAGE 53)

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class M shares and Investor shares in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund's Class M shares and Investor shares do not have a sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                Class M         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                         none            0.25%

Other expenses                                  0.18%            0.19%
--------------------------------------------------------------------------------

TOTAL                                           0.53%            0.79%
--------------------------------------------------------------------------------


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $54                 $170               $296                   $665

INVESTOR SHARES                                  $81                 $252               $439                   $978

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.



(PAGE 54)

Mellon National Short-Term Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and its average effective portfolio duration will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.





(PAGE 55)

MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.



* ISSUER AND MARKET RISK. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.


* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks


Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in U.S. Treasury securities and other money market instruments and in taxable bonds. During such periods, the fund may not achieve its investment objective.



Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.




(PAGE 56)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the performance of the fund's Class M shares and Investor shares over time to that of the Lehman 3-Year Municipal Index, an unmanaged total return performance benchmark of investment grade municipal bonds maturing in the one- to (but not including) four-year range.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 EACH YEAR (%)

CLASS M SHARES

                                                                 5.48    5.43
  93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q2 '02                     +2.50%

WORST QUARTER:                   Q4 '01                     +0.18%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 1.97%.

Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                            5.43%                 5.76%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                                5.40%                 5.64%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             4.66%                 5.33%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                            5.13%                 4.70%

LEHMAN 3-YEAR MUNICIPAL INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                         6.72%                 6.87%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


Mellon National Short-Term Municipal Bond Fund



(PAGE 57)

MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                         none            0.25%

Other expenses                                  0.20%            0.21%
--------------------------------------------------------------------------------

TOTAL                                           0.55%            0.81%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                     $56                 $176               $307                   $689

INVESTOR SHARES                                  $83                 $259               $450                   $1,002

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.






(PAGE 58)

Mellon Pennsylvania Intermediate Municipal Bond Fund

GOAL/APPROACH


The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Pennsylvania personal income tax, and in taxable bonds.


The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.



(PAGE 59)

MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.





* STATE-SPECIFIC RISK. Pennsylvania's economy and the revenues underlying its municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced. Investing primarily in a single state makes the fund's portfolio securities more sensitive to risks specific to the state and may magnify other risks.


* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors


* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks



Although the fund's objective is to generate income exempt from federal and Pennsylvania state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income tax and, for temporary defensive purposes, may invest up to all of its assets in such bonds and in U.S Treasury securities and other money market instruments. During such periods, the fund may not achieve its investment objective.




Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.



(PAGE 60)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares and Investor shares to that of the Lehman Brothers 7-Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. In addition, before June 1, 2000, the CTF had a stated policy that, under normal circumstances, it sought to maintain a minimum of 60% of its assets in issues that are exempt from federal and Pennsylvania personal income taxes. Beginning June 1, 2000, the CTF increased this percentage to 65%. Effective May 22, 2002, the fund changed its policy such that it normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania personal income taxes.

Mellon Pennsylvania Intermediate Municipal Bond Fund



(PAGE 61)

MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND --

PAST PERFORMANCE (CONTINUED)


Year-by-year total return as of 12/31 EACH YEAR (%)*

CLASS M SHARES

 10.22  (3.32)   13.10   3.80    7.06    5.69   (1.74)   9.24    4.67    7.78
  93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q1 '95                    +5.44%

WORST QUARTER:                   Q1 '94                    -3.38%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES as of 9/30/03 WAS 3.38%.


Average annual total return as of 12/31/02

                                                         1 Year                        5 Years                    10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON PENNSYLVANIA
INTERMEDIATE MUNICIPAL
BOND FUND --
CLASS M SHARES                                            7.78%                        5.06%*                       5.54%*

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX**                                             10.35%                        6.07%                        6.34%
------------------------------------------------------------------------------------------------------------------------------------


Average annual total return as of 12/31/02

Share class/                                                       Since
inception date                                1 Year              inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                            7.78%                7.15%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                                7.78%                7.04%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             6.39%                6.57%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                            7.52%                6.04%

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                        10.35%                8.40%***
--------------------------------------------------------------------------------

  *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

 ** UNLIKE THE FUND, THE INDEX IS NOT LIMITED TO OBLIGATIONS ISSUED BY A SINGLE STATE OR MUNICIPALITIES IN THAT STATE.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE
    BEGINNING VALUE ON 10/2/00.





(PAGE 62)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                Class M         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.50%            0.50%

Shareholder services fee                         none            0.25%

Other expenses                                  0.17%            0.18%
--------------------------------------------------------------------------------

TOTAL                                           0.67%            0.93%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $68                 $214               $373                   $835

INVESTOR SHARES                                  $95                 $296               $515                   $1,143

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon Pennsylvania Intermediate Municipal Bond Fund





(PAGE 63)

Mellon Massachusetts Intermediate Municipal Bond Fund

GOAL/APPROACH


The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts personal income tax, and in taxable bonds.


The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* General obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

* Revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.




(PAGE 64)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.



* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

* STATE-SPECIFIC RISK. Massachusetts' economy and the revenues underlying its municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced. Investing primarily in a single state makes the fund's portfolio securities more sensitive to risks specific to the state and may magnify other risks.



* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors


* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks



Although the fund's objective is to generate income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income tax and, for temporary defensive purposes, may invest up to all of its assets in such bonds and in U.S. Treasury securities and other money market instruments. During such periods, the fund may not achieve its investment objective.




Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Mellon Massachusetts Intermediate Municipal Bond Fund



(PAGE 65)

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 6, 2002), substantially all of the assets of another investment company managed by the investment adviser, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Investor shares in the bar chart at right represent the performance of Premier Massachusetts Fund's Class A shares from year to year through September 6, 2002 and the performance of the fund's Investor shares thereafter. These performance figures do not reflect the front-end sales load that was applicable to the Premier Massachusetts Fund's Class A shares. If such sales load were reflected, the returns shown would have been lower. The performance figures for the fund's Investor shares and Class M shares in the table at right represent the performance of Premier Massachusetts Fund's Class A shares and Class R shares, respectively, through September 6, 2002 and the performance of the fund's Investor shares and Class M shares thereafter. These performance figures are compared to those of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.


After-tax performance is shown only for Investor shares. After-tax performance of the fund's Class M shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Year-by-year total return as of 12/31 each year (%)

INVESTOR SHARES*

  10.51  (2.86)   12.03   3.85    7.11    5.25   (1.60)   8.90    4.38    8.06
   93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q1 '95                       +4.35%

WORST QUARTER:                   Q1 '94                       -3.90%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S INVESTOR SHARES as of 9/30/03 WAS 2.98%.
--------------------------------------------------------------------------------

Average annual total return as of 12/31/02

Share class/                                                                                                   Since
inception date                                  1 Year             5 Years            10 Years               inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES*
(9/24/85)
RETURNS BEFORE TAXES                             8.06%               4.93%              5.46%                    --

INVESTOR SHARES*
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                 8.06%               4.93%              5.36%                    --

INVESTOR SHARES*
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                              6.47%               4.78%              5.23%                    --

CLASS M SHARES**
(2/1/93)
RETURNS BEFORE TAXES                             8.33%               5.19%                 --                   5.62%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX***
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                         10.35%               6.07%               6.34%                  6.24%****
------------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF CLASS A SHARES OF PREMIER MASSACHUSETTS FUND
THROUGH SEPTEMBER 6, 2002.

** REFLECTS THE PERFORMANCE OF CLASS R SHARES OF PREMIER MASSACHUSETTS FUND
THROUGH SEPTEMBER 6, 2002.

*** UNLIKE THE FUND, THE INDEX IS NOT LIMITED TO OBLIGATIONS ISSUED BY A SINGLE
STATE OR MUNICIPALITIES IN THAT STATE.

**** BASED ON THE LIFE OF CLASS M SHARES. FOR COMPARATIVE PURPOSES, THE VALUE OF
THE INDEX ON 1/31/93 IS USED AS THE BEGINNING VALUE ON 2/1/93.




(PAGE 66)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class M shares and Investor shares in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund's Class M shares and Investor shares do not have a sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                         none            0.25%

Other expenses                                  0.23%            0.23%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.58%            0.83%

Less: Fee waiver and/or
expense reimbursement*                        (0.08%)          (0.08%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.50%            0.75%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/07, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF CLASS M SHARES AND INVESTOR SHARES OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.50%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $51                 $160               $289                   $693

INVESTOR SHARES                                  $77                 $240               $427                   $993

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year and three-years examples, the first four years of the five-years examples and the first four years of the ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Mellon Bank, N.A. The ten-years example is based on total annual fund operating expenses for each year after year four.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: fees paid by the fund for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.


Mellon Massachusetts Intermediate Municipal Bond Fund



(PAGE 67)

Mellon Balanced Fund

GOAL/APPROACH


The fund seeks long-term growth of principal in conjunction with current income. This objective may be changed without shareholder approval.

The fund is designed for investors who seek capital appreciation and current income. The fund may invest in both individual securities and other Mellon funds (referred to below as the "underlying funds"). To pursue its goal, the fund currently intends to invest in a combination of equity securities, income-producing bonds, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund. Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund, in turn, may invest in a wide range of securities, including those of foreign issuers. The fund may also invest a portion of its assets in money market instruments.

The fund has established target allocations for its assets of 60% in the aggregate to equity securities (directly and through underlying funds that invest principally in equity securities), and 40% to bonds and money market instruments (directly and, possibly in the future, through underlying funds that invest principally in such securities). The fund may deviate from these target allocations within ranges of 15% above or below the target amount. The fund's investment in each of Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, and Mellon Emerging Markets Fund is subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments. Subject to these percentage limitations, the fund's investment adviser allocates the fund's investments (directly and through Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund, or, possibly in the future, through other underlying funds) among equity securities, bonds, and money market instruments using fundamental and quantitative analysis, its outlook for the economy and financial markets, and the relative performance of the underlying funds. The fund's investment adviser normally considers reallocating the fund's investments at least quarterly, but may change allocations more frequently if it believes that market conditions warrant such a change.


The target allocations and the investment percentage ranges for the fund are based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in a type of security or underlying fund or the allocation among the different types of securities or underlying funds to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The underlying funds, the target allocations among security or fund types, and the investment percentage ranges for securities and each underlying fund may be changed by the fund's board at any time.

In selecting equity securities in which the fund invests directly, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth

*   GROWTH, in this case the sustainability or growth of earnings

*   FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


(PAGE 68)

Bonds in which the fund may invest include:

*   U.S. government and agency bonds

*   corporate bonds

* mortgage-related securities, including commercial mortgage-backed securities

*   foreign corporate and government bonds

The fund's investments in bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective portfolio duration of bonds in the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. In calculating average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand

COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. To ensure that the model remains effective, the investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.

Mellon Balanced Fund

(PAGE 69)


MELLON BALANCED FUND (CONTINUED)

MAIN RISKS

The fund's principal risks are discussed below.

The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money. Your investment in the fund is subject to both the risks of investment in the securities held directly by the fund and the risks of investments in the securities held by the underlying funds. The fund's performance therefore depends not only on the allocation of its assets among securities and the various underlying funds, but also on the performance of the securities themselves and the underlying funds' ability to meet their investment objectives. The investment adviser may not accurately assess the attractiveness or risk potential of particular securities or underlying funds.

In addition, the fund will bear both its own operating expenses and its pro rata share of the operating expenses of the underlying funds in which it invests. One underlying fund may purchase the same securities that another underlying fund sells. By investing in both underlying funds, the fund would indirectly bear a portion of the costs of these trades without accomplishing any investment purpose.

Any taxable gains that the fund distributes to its shareholders will be generated by transactions in its portfolio securities or in shares of the underlying funds and by the underlying funds' own portfolio transactions.

Because the fund invests, directly and through the underlying funds, in both equity securities and bonds, the fund is subject to equity risk, interest rate risk, and credit risk. Investing in the fund includes the principal risks summarized below, although not all of those risks apply to each underlying fund. For more information on the investment objectives of, and the main risks associated with investment in, the underlying funds, please read the underlying funds' descriptions contained above in this prospectus.

Equity securities and the underlying funds

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* VALUE AND GROWTH STOCK RISK. By investing, directly and through the underlying funds, in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


(PAGE 70)

* SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets, and/or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* FOREIGN AND EMERGING MARKET INVESTMENT RISK. Because all of the underlying funds may invest in foreign securities, and Mellon International Fund and Mellon Emerging Markets Fund normally invest most of their assets in such securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility. These risks are intensified with respect to emerging market securities. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

* IPO RISK. The fund and the underlying funds may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Bonds

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

* MARKET RISK. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.

Mellon Balanced Fund

(PAGE 71)


MELLON BALANCED FUND -- MAIN RISKS (CONTINUED)

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.


* FOREIGN INVESTMENT RISK. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency rates.

* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.


Money market instruments


The fund may invest, and under adverse market conditions Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund may also invest, in U.S. Treasury securities and other money market instruments. To the extent the funds are invested in these types of securities, they would be less likely to benefit from any upswing in the market and achieve their investment objectives.


Other potential risks

The fund may invest in mortgage-related securities, and the fund and the underlying funds may invest in other derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and, with respect to the fund, interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. Certain derivatives, such as stripped mortgage-backed securities, may move in the same direction as interest rates. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Although bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.


At times, the fund, Mellon Small Cap Stock Fund or Mellon Emerging Markets Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.


The fund and the underlying funds may lend portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


(PAGE 72)


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the performance of the fund's Class M shares and Investor shares over time to that of the listed indexes.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return as of 12/31 EACH YEAR (%)

CLASS M SHARES

                                                                 (2.38)  (8.72)
   93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q4 '01                     +6.03%

WORST QUARTER:                   Q3 '02                     -7.71%

The year-to-date total return of the fund's class m shares as of 9/30/03 was 9.82%.

Average annual total return as of 12/31/02

Share class/                                                         Since
inception date                                1 Year               inception
--------------------------------------------------------------------------------

CLASS M SHARES (10/2/00)
RETURNS BEFORE TAXES                          -8.72%                -6.03%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                              -9.68%                -7.22%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -5.33%                -5.23%

INVESTOR SHARES (7/11/01)
RETURNS BEFORE TAXES                          -8.83%                -5.59%

HYBRID INDEX REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -7.54%                 -5.63%*

S&P 500 REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                      -22.09%                -18.40%*

LEHMAN BROTHERS AGGREGATE BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       10.25%                 10.27%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.

Concepts to understand

HYBRID INDEX: an unmanaged index composed of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index.


S&P 500: a widely recognized unmanaged index of U.S. stock market performance.

LEHMAN BROTHERS AGGREGATE BOND INDEX: a broad-based, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of one to ten years.

Mellon Balanced Fund



(PAGE 73)

MELLON BALANCED FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described below and on page 75. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

The fund has agreed to pay an investment advisory fee at the rate of 0.65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of 0.40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of 0.15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.

The fund will also indirectly bear its pro rata share of the expenses of the underlying funds. Each of the underlying funds pays an investment advisory fee to the investment adviser and also pays other operating expenses. An investor in the fund will indirectly pay the investment advisory fees and other expenses of the underlying funds the fund holds.

The following table shows the total annual expense ratios for each underlying fund's Class M shares as a percentage of average net assets. Note that the fund's pro rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.
--------------------------------------------------------------------------------


Expense ratio table

                                                             Total
Underlying fund (Class M shares)                     annual expense ratio
--------------------------------------------------------------------------------

Mellon Mid Cap Stock Fund                                   0.92%

Mellon Small Cap Stock Fund                                 1.04%

Mellon International Fund                                   1.12%

Mellon Emerging Markets Fund                                1.61%


The fund has also agreed to pay an administration fee to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, which is applied to that portion of its average daily net assets allocated to direct investments in equity or debt securities. In addition, the fund will pay certain expenses for custody and other items.


(PAGE 74)

The following table shows the total annual expense ratios of each class of the fund.
--------------------------------------------------------------------------------


Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.46%            0.46%

Shareholder services fee                         none            0.25%

Other expenses                                  0.16%            0.16%
--------------------------------------------------------------------------------

TOTAL                                           0.62%            0.87%


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $63                 $199               $346                   $774

INVESTOR SHARES                                  $89                 $278               $482                   $1,073

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.125% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

Mellon Balanced Fund


(PAGE 75)

Mellon Money Market Fund

GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed without shareholder approval. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.


To pursue its goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, including:

* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

* certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

*   repurchase agreements, including tri-party repurchase agreements

*   asset-backed securities

* high grade commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

* taxable municipal obligations, including those with floating or variable rates of interest

Normally, the fund invests at least 25% of its net assets in bank obligations.


Concepts to understand


Repurchase Agreement: a U.S. commercial bank or securities dealer sells U.S. government securities to the fund and agrees to repurchase them at an agreed-upon date (usually the next day) and price. These agreements offer the fund a means of investing money for a short period of time.



MAIN RISKS

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:


* interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

*   interest rates could drop, thereby reducing the fund's yield

* any of the fund's holdings could have its credit rating downgraded or could default

* the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry

* the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest



Concepts to understand

CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating, or the unrated equivalent as determined by Dreyfus. The fund, however, intends to purchase only securities with the highest credit rating, or the unrated equivalent.



(PAGE 76)

PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.



Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: fees paid by the fund for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.




EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.


From time to time, The Dreyfus Corporation, of which the fund's investment adviser, Mellon Fund Advisers, is a division, and Mellon Bank, N.A., the fund's administrator, may limit expenses to the extent that either of them deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by The Dreyfus Corporation and Mellon Bank, N.A. at any time without notice.
--------------------------------------------------------------------------------

Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.15%             0.15%

Shareholder services fee                         none             0.25%

Other expenses                                  0.21%             0.22%
--------------------------------------------------------------------------------

TOTAL                                           0.36%             0.62%
--------------------------------------------------------------------------------

Expense example


                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $37                 $116               $202                   $456

INVESTOR SHARES                                  $63                 $199               $346                   $774

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Mellon Money Market Fund



(PAGE 77)

Mellon National Municipal Money Market Fund

GOAL/APPROACH


The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed without shareholder approval. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.


To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

MAIN RISKS

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:


* interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

*   interest rates could drop, thereby reducing the fund's yield

* any of the fund's holdings could have its credit rating downgraded or could default

To the extent that the fund invests in municipal leases, it takes on additional risks. Because municipal leases generally are backed by revenues from a particular source or that depend on future appropriations by municipalities and are not obligations of their issuers, they are less secure than most municipal obligations.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund occasionally may invest in high quality, taxable money market instruments.

Concepts to understand


CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating, or the unrated equivalent as determined by the investment adviser.




(PAGE 78)

PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: fees paid by the fund for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.




EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.


From time to time, The Dreyfus Corporation, of which the fund's investment adviser, Mellon Fund Advisers, is a division, and Mellon Bank, N.A., the fund's administrator, may limit expenses to the extent that either of them deems appropriate to enhance the yield of the fund, or a particular class of the fund, during periods when fixed expenses have a significant impact on the yield of the fund, or a particular class of the fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by The Dreyfus Corporation and Mellon Bank, N.A. at any time without notice.
--------------------------------------------------------------------------------

Fee table

                                               Class M         Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.15%             0.15%

Shareholder services fee                         none             0.25%

Other expenses                                  0.20%             0.17%
--------------------------------------------------------------------------------

TOTAL                                           0.35%             0.57%
--------------------------------------------------------------------------------

Expense example


                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS M SHARES                                   $36                 $113               $197                   $443

INVESTOR SHARES                                  $58                 $183               $318                   $714

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Mellon National Municipal Money Market Fund



(PAGE 79)

MANAGEMENT


The investment adviser for the funds is Mellon Fund Advisers, a division of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios and is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

Portfolio managers

NAME OF FUND                                 PRIMARY PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                  Mellon's Private Wealth Management
                                             group's Equity Management Team

Mellon Income Stock Fund                     D. Gary Richardson

Mellon Mid Cap Stock Fund                    Anthony J. Galise

Mellon Small Cap Stock Fund                  Gene F. Cervi and Dwight Cowden

Mellon International Fund                    D. Kirk Henry

Mellon Emerging Markets Fund                 D. Kirk Henry

Mellon Bond Fund                             Eric N. Gutterson

Mellon Intermediate Bond Fund                Lawrence R. Dunn

Mellon Short-Term U.S. Government
Securities Fund                              Lawrence R. Dunn

Mellon National Intermediate
Municipal Bond Fund                          John F. Flahive

Mellon National Short-Term
Municipal Bond Fund                          Mary Collette O'Brien and
                                             Timothy J. Sanville

Mellon Pennsylvania Intermediate
Municipal Bond Fund                          John F. Flahive and
                                             Mary Collette O'Brien

Mellon Massachusetts Intermediate
Municipal Bond Fund                          John F. Flahive

Mellon Balanced Fund                         D. Gary Richardson and
                                             Lawrence R. Dunn
--------------------------------------------------------------------------------

Biographical information


GENE F. CERVI, CFA, has been a portfolio manager of the Mellon Small Cap Stock Fund since its inception in October 2000 and a portfolio manager at Dreyfus since September 1998. Mr. Cervi is also a first vice president of Mellon Bank, N.A., which he joined in 1982.


DWIGHT COWDEN, CFA, has been a portfolio manager of the Mellon Small Cap Stock Fund since April 2002 and a portfolio manager at Dreyfus since April 2002. Mr. Cowden is also a vice president of Mellon Bank, N.A., which he joined in June 1996.




(PAGE 80)

LAWRENCE R. DUNN, CFA, has been a portfolio manager of the Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund and Mellon Balanced Fund since their inception in October 2000 and a portfolio manager at Dreyfus since November 1995. Mr. Dunn is also an assistant vice president of Mellon Bank, N.A., which he joined in April 1990.


JOHN F. FLAHIVE, CFA, has been a portfolio manager of the Mellon National Intermediate Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund since their inception in October 2000 and of the Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in October 2002 and a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Mellon Trust of New England, N.A., an affiliate of Dreyfus, which he joined in October 1994.


ANTHONY J. GALISE, CFA, has been a portfolio manager of the Mellon Mid Cap Stock Fund since its inception in October 2000 and a portfolio manager at Dreyfus since April 1996. He is also a vice president and portfolio manager at Mellon Bank, N.A. He joined Mellon in 1993 with over 20 years of equity investment experience.




ERIC N. GUTTERSON, CFA, has been a portfolio manager of Mellon Bond Fund since June 2003 and a portfolio manager at Dreyfus since June 2003. He is also vice president of Mellon Trust of New England, N.A. and Mellon Bank, N.A., which he joined in October 2001. Prior to joining Mellon Bank, N.A. he was a member of the fixed income team and managed institutional portfolios at Back Bay Advisors since 1990.

D. KIRK HENRY, CFA, has been a portfolio manager of the Mellon Emerging Markets Fund since its inception in October 2000 and of the Mellon International Fund since September 2002 and a portfolio manager at Dreyfus since May 1996. He is also senior vice president and international equity portfolio manager of The Boston Company Asset Management, an affiliate of Dreyfus. He has held that position since May 1994.





MARY COLLETTE O'BRIEN, CFA, has been a portfolio manager of the Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund since their inception in October 2000 and a portfolio manager at Dreyfus since July 1996. She is a vice president of Mellon Bank, N.A. and Mellon Trust of New England, N.A., which she joined in April 1995.


D. GARY RICHARDSON, CFA, has been a portfolio manager of the Mellon Income Stock Fund and Mellon Balanced Fund since April 2002 and a portfolio manager at Dreyfus since April 2002. Mr. Richardson is also a vice president at Mellon Bank, N.A., which he joined in 1998.




TIMOTHY J. SANVILLE, CFA, has been a portfolio manager of the Mellon National Short-Term Municipal Bond Fund since its inception in October 2000 and a portfolio manager at Dreyfus since July 2000. He is also an assistant vice president of Mellon Trust of New England, N.A. and Mellon Bank, N.A. He has been with Boston Safe Deposit and Trust Company since 1992.


The funds, the investment adviser and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the investment adviser's employees does not disadvantage any fund managed by the investment adviser.

Management

(PAGE 81)


MANAGEMENT (CONTINUED)

Investment advisory fee


Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and for the fiscal year ended August 31, 2003, each of the funds paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.



Investment advisory fees

                                                                           CONTRACTUAL                        EFFECTIVE
                                                                    INVESTMENT ADVISORY FEE          INVESTMENT ADVISORY FEE
                                                                     (AS A PERCENTAGE OF               (AS A PERCENTAGE OF
NAME OF FUND                                                       AVERAGE DAILY NET ASSETS)        AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                                   0.65%                             0.65%

Mellon Income Stock Fund                                                      0.65%                             0.65%

Mellon Mid Cap Stock Fund                                                     0.75%                             0.75%

Mellon Small Cap Stock Fund                                                   0.85%                             0.84%*

Mellon International Fund                                                     0.85%                             0.78%*

Mellon Emerging Markets Fund                                                  1.15%                             0.89%*

Mellon Bond Fund                                                              0.40%                             0.38%*

Mellon Intermediate Bond Fund                                                 0.40%                             0.39%*

Mellon Short-Term U.S. Government Securities Fund                             0.35%                             0.34%*

Mellon National Intermediate Municipal Bond Fund                              0.35%                             0.34%*

Mellon National Short-Term Municipal Bond Fund                                0.35%                             0.32%*

Mellon Pennsylvania Intermediate Municipal Bond Fund                          0.50%                             0.50%

Mellon Massachusetts Intermediate Municipal Bond Fund                         0.35%                             0.27%**

Mellon Balanced Fund                                                            ***                             0.46%

Mellon Money Market Fund                                                      0.15%                             0.15%

Mellon National Municipal Money Market Fund                                   0.15%                             0.15%

* THE EFFECTIVE INVESTMENT ADVISORY FEE SHOWN FOR THIS FUND REFLECTS
  A FEE WAIVER/EXPENSE REIMBURSEMENT THEN IN EFFECT.

** THE EFFECTIVE INVESTMENT ADVISORY FEE FOR THIS FUND REFLECTS
   A FEE WAIVER/EXPENSE REIMBURSEMENT IN EFFECT.

*** MELLON BALANCED FUND HAS AGREED TO PAY AN INVESTMENT ADVISORY FEE OF
    0.65% APPLIED TO DIRECT INVESTMENT IN EQUITY SECURITIES, 0.40% TO
    DIRECT INVESTMENT IN DEBT SECURITIES AND 0.15% TO INVESTMENTS IN
    MONEY MARKET INSTRUMENTS AND THE UNDERLYING FUNDS THAT IT INVESTS IN.


(PAGE 82)


FINANCIAL HIGHLIGHTS


All funds, except Mellon Massachusetts Intermediate Municipal Bond Fund

The following tables describe the performance of each fund's Class M shares and Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                                                     CLASS M SHARES                    INVESTOR SHARES
                                                                --------------------------------     ----------------------------
                                                                      YEAR ENDED AUGUST 31,               YEAR ENDED AUGUST 31,
 MELLON LARGE CAP STOCK FUND                                    2003(1)      2002       2001(2)      2003       2002      2001(3)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                             7.77        9.52       12.50       7.77        9.52       9.99

Investment operations:

    Investment income (loss) -- net                             .06(4)      .05(4)      .03(4)       .04(4)    .03(4)  (.00)(4,5)

    Net realized and unrealized gain (loss) on investments         .39      (1.59)      (2.97)        .39      (1.59)      (.47)

 Total from investment operations                                  .45      (1.54)      (2.94)        .43      (1.56)      (.47)

Distributions:

    Dividends from investment income -- net                      (.06)       (.05)       (.03)      (.04)       (.03)   (.00)(5)

    Dividends from net realized gain on investments                 --       (.16)       (.01)         --       (.16)         --

 Total distributions                                             (.06)       (.21)       (.04)      (.04)       (.19)   (.00)(5)

 Net asset value, end of period                                   8.16        7.77        9.52       8.16        7.77       9.52

 Total Return (%)                                                 5.76     (16.47)  (23.55)(6)       5.50     (16.65)  (4.69)(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                           .81         .81      .75(6)       1.07        1.07     .23(6)

 Ratio of net investment income (loss)
 to average net assets                                             .83         .56      .27(6)        .56         .31   (.05)(6)

 Portfolio turnover rate                                         56.96       44.26    45.08(6)      56.96       44.26   45.08(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                       1,479,855   1,389,045   1,857,167      2,121         803      1,496

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND WERE
REDESIGNATED AS CLASS M SHARES.

(2)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(3)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(4)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(5)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(6)  NOT ANNUALIZED.

Financial Highlights


(PAGE 83)

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        CLASS M SHARES                    INVESTOR SHARES
                                                                --------------------------------     ---------------------------
                                                                     YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
MELLON INCOME STOCK FUND                                       2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                            8.24       10.39       12.50       8.25       10.40      10.66

Investment operations:

    Investment income -- net                                   .12(5)      .11(5)      .09(5)     .10(5)      .10(5)     .02(5)

    Net realized and unrealized gain (loss) on investments        .37      (1.56)      (1.96)        .38      (1.57)      (.27)

 Total from investment operations                                 .49      (1.45)      (1.87)        .48      (1.47)      (.25)

Distributions:

    Dividends from investment income -- net                     (.12)       (.11)       (.09)      (.10)       (.09)      (.01)

    Dividends from net realized gain on investments             (.05)       (.59)       (.15)      (.05)       (.59)         --

 Total distributions                                            (.17)       (.70)       (.24)      (.15)       (.68)      (.01)

 Net asset value, end of period                                  8.56        8.24       10.39       8.58        8.25      10.40

 Total Return (%)                                                6.19     (14.94)  (15.12)(6)       6.03     (15.15)  (2.32)(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .83         .82      .77(6)       1.09        1.09     .20(6)

 Ratio of net investment income
 to average net assets                                           1.48        1.19      .78(6)       1.21        1.08       .16(6)

 Portfolio turnover rate                                        12.82       30.35    30.28(6)      12.82       30.35   30.28(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        271,085     406,875     631,743      1,080         586        163

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND WERE
    REDESIGNATED AS CLASS M SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THERE WAS NO
EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 AND THE RATIOS WERE
NOT AFFECTED BY THIS CHANGE. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
     31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  NOT ANNUALIZED.


(PAGE 84)


                                                                          CLASS M SHARES                INVESTOR SHARES
                                                                -------------------------------      --------------------------
                                                                       YEAR ENDED AUGUST 31,           YEAR ENDED AUGUST 31,
MELLON MID CAP STOCK FUND                                      2003(1)      2002       2001(2)      2003       2002      2001(3)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                            9.92       11.20       12.50       9.90       11.19      11.32

Investment operations:

    Investment income (loss) -- net                             .05(4)      .04(4)     .02(4)     .02(4)   (.00)(4,5)  (.00)(4,5)

    Net realized and unrealized
    gain (loss) on investments                                   1.13      (1.29)      (1.32)       1.13      (1.28)      (.13)

 Total from investment operations                                1.18      (1.25)      (1.30)       1.15      (1.28)      (.13)

Distributions:

    Dividends from investment income -- net                     (.03)       (.03)    (.00)(5)      (.02)       (.01)         --

 Net asset value, end of period                                 11.07        9.92       11.20      11.03        9.90      11.19

 Total Return (%)                                               11.94     (11.21)  (10.39)(6)      11.66     (11.44)    (1.15)(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .92         .93      .85(6)       1.20        1.25       .20(6)

 Ratio of net investment income (loss)
 to average net assets                                            .47         .33      .14(6)        .19    (.00)(7)   (.03)(6)

 Portfolio turnover rate                                        67.97       61.20     59.63(6)     67.97       61.20     59.63(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                      1,073,837     839,075     850,110     18,117         736        140

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND
WERE REDESIGNATED AS CLASS M SHARES.

(2)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(3)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(4)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(5)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(6)  NOT ANNUALIZED.

(7)  AMOUNT REPRESENTS LESS THAN .01%.

Financial Highlights

(PAGE 85)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        CLASS M SHARES                    INVESTOR SHARES
                                                                -------------------------------      ----------------------------
                                                                     YEAR ENDED AUGUST 31,             YEAR ENDED AUGUST 31,
 MELLON SMALL CAP STOCK FUND                                    2003(1)      2002       2001(2)      2003       2002      2001(3)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           10.95       11.99       12.50      10.90       11.98      11.95

Investment operations:

    Investment income (loss) -- net                        (.00)(4,5)    (.03)(4)    (.01)(4)   (.03)(4)    (.06)(4)   (.01)(4)

    Net realized and unrealized gain (loss) on investments       2.22      (1.01)       (.50)       2.21      (1.02)        .04

 Total from investment operations                                2.22      (1.04)       (.51)       2.18      (1.08)        .03

 Net asset value, end of period                                 13.17       10.95       11.99      13.08       10.90      11.98

 Total Return (%)                                               20.27      (8.67)   (4.08)(6)      20.00      (9.02)     .25(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                         1.03        1.05       .96(6)      1.28        1.30     .19(6)

 Ratio of net investment income (loss)
 to average net assets                                          (.02)       (.27)    (.09)(6)      (.27)       (.51)   (.06)(6)

 Decrease reflected in above expense ratios due to
 undertakings by the investment adviser and administrator         .01         .02      .04(6)        .01         .02     .01(6)

 Portfolio turnover rate                                        91.99       76.66   101.57(6)      91.99       76.66  101.57(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        558,172     350,873     151,440      3,578       3,857         1

(1)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND WERE REDESIGNATED AS CLASS M SHARES.

(2)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(3)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(4)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(5)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.(

(6)  NOT ANNUALIZED.


(PAGE 86)


                                                                          CLASS M SHARES                   INVESTOR SHARES
                                                                --------------------------------    -----------------------------
                                                                       YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
MELLON INTERNATIONAL FUND                                      2003(1)      2002       2001(2)      2003       2002      2001(3)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           11.03       12.08       12.50      11.34       12.08      11.98

Investment operations:

    Investment income (loss) -- net                            .20(4)      .18(4)      .16(4)     .13(4)       .24(4)  (.00)(4,5)

    Net realized and unrealized gain (loss) on investments        .68      (1.07)       (.58)        .78       (.97)        .10

 Total from investment operations                                 .88       (.89)       (.42)        .91       (.73)        .10

Distributions:

    Dividends from investment income -- net                     (.14)       (.15)    (.00)(5)      (.12)          --         --

    Dividends from net realized gain on investments                --       (.01)          --         --       (.01)         --

 Total distributions                                            (.14)       (.16)    (.00)(5)      (.12)       (.01)         --

 Net asset value, end of period                                 11.77       11.03       12.08      12.13       11.34      12.08

 Total Return (%)                                                8.19      (7.39)    (3.33)(6)      8.24      (5.95)      .75(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                         1.05        1.05       .96(6)      1.30        1.30      .22(6)

 Ratio of net investment income (loss)
 to average net assets                                           1.99        1.59     1.31(6)       1.10        2.16   (.01)(6)

 Decrease reflected in above expense ratios due to
 undertakings by the investment adviser and administrator         .07         .07      .08(6)        .06         .08     .01(6)

 Portfolio turnover rate                                        36.52       24.63    34.27(6)      36.52       24.63   34.27(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        820,568     543,566     398,759        308       2,588        28

(1)  EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND WERE REDESIGNATED AS CLASS M SHARES.

(2)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(3)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(4)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(5)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(6)  NOT ANNUALIZED.

Financial Highlights

(PAGE 87)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         CLASS M SHARES                  INVESTOR SHARES
                                                                -------------------------------      -------------------------
                                                                      YEAR ENDED AUGUST 31,            YEAR ENDED AUGUST 31,
MELLON EMERGING MARKETS FUND                                   2003(1)      2002       2001(2)      2003       2002      2001(3)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           12.33       11.86       12.50      12.38       11.92      12.17

Investment operations:

    Investment income -- net                                   .22(4)       .24(4)     .28(4)     .17(4)      .11(4)     .03(4)

    Net realized and unrealized gain (loss) on investments       2.77         .75       (.87)       2.82         .86      (.28)

 Total from investment operations                                2.99         .99       (.59)       2.99         .97      (.25)

Distributions:

    Dividends from investment income -- net                     (.12)       (.19)       (.05)      (.09)       (.18)         --

    Dividends from net realized gain on investments             (.28)       (.33)    (.00)(5)      (.28)       (.33)         --

 Total distributions                                            (.40)       (.52)       (.05)      (.37)       (.51)         --

 Net asset value, end of period                                 14.92       12.33       11.86      15.00       12.38      11.92

 Total Return (%)                                               25.18        8.48   (4.68)(6)      24.99        8.26  (2.06)(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                         1.35        1.35     1.24(6)       1.60        1.60     .23(6)

 Ratio of net investment income
 to average net assets                                           1.77        1.86     2.24(6)       1.12         .88     .03(6)

 Decrease reflected in above expense ratios due to
 undertakings by the investment adviser and administrator         .26         .33      .42(6)        .25         .30     .04(6)

 Portfolio turnover rate                                        26.43       55.00    44.74(6)      26.43       55.00   44.74(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        526,049     145,144      54,863        313         684         1


(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND WERE REDESIGNATED AS CLASS M SHARES.

(2)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(3)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(4)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(5)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(6)  NOT ANNUALIZED.


(PAGE 88)


                                                                        CLASS M SHARES                   INVESTOR SHARES
                                                                 -------------------------------     ----------------------------
                                                                     YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
MELLON BOND FUND                                               2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           12.95       13.15       12.50      12.94       13.15      12.94

Investment operations:

    Investment income -- net                                     .56(5)    .67(5)         .70      .54(5)     .63(5)        .10

    Net realized and unrealized gain (loss) on investments        .06       (.02)         .65        .04       (.02)        .23

 Total from investment operations                                 .62         .65        1.35        .58         .61        .33

Distributions:

    Dividends from investment income -- net                     (.62)       (.69)       (.70)      (.59)       (.66)      (.12)

    Dividends from net realized gain on investments             (.03)       (.16)          --      (.03)       (.16)         --

 Total distributions                                            (.65)       (.85)       (.70)      (.62)       (.82)      (.12)

 Net asset value, end of period                                 12.92       12.95       13.15      12.90       12.94      13.15

 Total Return (%)                                                4.73        5.11     11.05(6)      4.48        4.73     2.54(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .55         .55       .56(7)       .80         .80       .81(7)

 Ratio of net investment income
 to average net assets                                           4.30        5.19      5.96(7)      4.11        4.96      6.03(7)

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                         .02         .02       .02(7)       .02         .02     .53(7)

 Portfolio turnover rate                                       134.12      163.78    120.55(6)    134.12      163.78   120.55(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        846,464     966,170     675,666      3,861       3,693        957

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND
WERE REDESIGNATED AS CLASS M SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.02 AND $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND $.02 AND DECREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.32% TO 5.19% AND 5.08% TO 4.96%
FOR CLASS M SHARES AND INVESTOR SHARES, RESPECTIVELY. PER-SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTORS SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  NOT ANNUALIZED.

(7)  ANNUALIZED.

Financial Highlights

(PAGE 89)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS M SHARES                     INVESTOR SHARES
                                                                --------------------------------     ----------------------------
                                                                    YEAR ENDED AUGUST 31,               YEAR ENDED AUGUST 31,
MELLON INTERMEDIATE BOND FUND                                  2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           13.04       13.08       12.50      13.08       13.09      12.90

Investment operations:

    Investment income -- net                                    .51(5)     .62(5)         .68     .48(5)       .56(5)       .20

    Net realized and unrealized gain (loss) on investments        .11         .15         .58        .12         .20        .10

 Total from investment operations                                 .62         .77        1.26        .60         .76        .30

Distributions:

    Dividends from investment income -- net                     (.59)       (.67)       (.68)      (.56)       (.63)      (.11)

    Dividends from net realized gain on investments             (.10)       (.14)          --      (.10)       (.14)         --

 Total distributions                                            (.69)       (.81)       (.68)      (.66)       (.77)      (.11)

 Net asset value, end of period                                 12.97       13.04       13.08      13.02       13.08      13.09

 Total Return (%)                                                4.77        6.09    10.29(6)       4.51        6.05    2.31(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .56         .56       .56(7)       .81         .81     .81(7)

 Ratio of net investment income
 to average net assets                                           3.88        4.81      5.77(7)      3.57        4.51    5.14(7)

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                         .01         .02      .03(7)         --         .02     .12(7)

 Portfolio turnover rate                                       104.98      106.09    134.69(6)    104.98      106.09    134.69(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        467,627     437,119     398,959        305         121        148

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND
WERE REDESIGNATED AS CLASS M SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.04 AND $.04, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.04 AND $.04 AND DECREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.15% TO 4.81% AND 4.90% TO 4.51%
FOR CLASS M SHARES AND INVESTOR SHARES, RESPECTIVELY. PER-SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  NOT ANNUALIZED.

(7)  ANNUALIZED.


(PAGE 90)


                                                                        CLASS M SHARES                 INVESTOR SHARES
                                                              ---------------------------------    ------------------------------

MELLON SHORT-TERM                                                    YEAR ENDED AUGUST 31,           YEAR ENDED AUGUST 31,
U.S. GOVERNMENT SECURITIES FUND                                2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           12.94       12.87       12.50      12.93       12.88      12.82

Investment operations:

    Investment income -- net                                   .34(5)       .52(5)        .63     .30(5)      .46(5)        .09

    Net realized and unrealized gain (loss) on investments      (.11)         .22         .37      (.06)         .21        .08

 Total from investment operations                                 .23         .74        1.00        .24         .67        .17

Distributions:

    Dividends from investment income -- net                     (.44)       (.58)       (.63)      (.41)       (.53)      (.11)

    Dividends from net realized gain on investments             (.03)       (.09)    (.00)(6)      (.03)       (.09)         --

 Total distributions                                            (.47)       (.67)       (.63)      (.44)       (.62)      (.11)

 Net asset value, end of period                                 12.70       12.94       12.87      12.73       12.93      12.88

 Total Return (%)                                                1.68        5.87     8.20(7)       1.78        5.28      1.29(7)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .55         .55      .55(8)        .80         .80       .80(8)

 Ratio of net investment income
 to average net assets                                           2.68        4.07     5.41(8)       2.38        3.54      4.86(8)

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                         .01         .04      .04(8)        .03         .10       .20(8)

 Portfolio turnover rate                                        88.05       97.19    89.21(7)      88.05       97.19     89.21(7)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        139,971     108,605      88,732          1           1          1

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND
WERE REDESIGNATED AS CLASS M SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 WAS TO DECREASE NET INVESTMENT
INCOME PER SHARE BY $.05 AND $.05, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.05 AND $.05 AND DECREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.47% TO 4.07% AND 3.94% TO 3.54%
FOR CLASS M SHARES AND INVESTOR SHARES, RESPECTIVELY. PER-SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(7)  NOT ANNUALIZED.

(8)  ANNUALIZED.

Financial Highlights

(PAGE 91)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         CLASS M SHARES                 INVESTOR SHARES
                                                               -------------------------------      ----------------------------
MELLON NATIONAL INTERMEDIATE                                         YEAR ENDED AUGUST 31,             YEAR ENDED AUGUST 31,
MUNICIPAL BOND FUND                                            2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           13.25       13.24       12.50      13.24       13.23      12.91

Investment operations:

    Investment income -- net                                     .50(5)     .52(5)        .51        .50       .50(5)       .07

    Net realized and unrealized
    gain (loss) on investments                                  (.14)         .14         .74      (.18)         .13        .32

 Total from investment operations                                 .36         .66        1.25        .32         .63        .39

Distributions:

    Dividends from investment income -- net                     (.50)       (.52)       (.51)      (.46)       (.49)      (.07)

    Dividends from net realized
    gain on investments                                         (.02)       (.13)    (.00)(6)      (.02)       (.13)         --

 Total distributions                                            (.52)       (.65)       (.51)      (.48)       (.62)      (.07)

 Net asset value, end of period                                 13.09       13.25       13.24      13.08       13.24      13.23

 Total Return (%)                                                2.77        5.16    10.21(7)       2.36        4.98    3.05(7)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .52         .52      .52(8)        .77         .77     .77(8)

 Ratio of net investment income
 to average net assets                                           3.77        4.04     4.33(8)       3.52        3.74     3.91(8)

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                         .01         .01      .01(8)        .02         .07       .08(8)

 Portfolio turnover rate                                        50.68       60.12     47.78(7)     50.68       60.12     47.78(7)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        625,558     555,158     477,595     34,673         909          1

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND
WERE REDESIGNATED AS CLASS M SHARES.

(2) AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A
SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT
OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 WAS TO INCREASE
NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01 AND BY LESS
THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY LESS THAN $.01 AND BY LESS THAN $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
FROM 4.02% TO 4.04% AND 3.73% TO 3.74% FOR CLASS M SHARES AND
INVESTOR SHARES, RESPECTIVELY. PER-SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(7)  NOT ANNUALIZED.

(8)  ANNUALIZED.


(PAGE 92)


                                                                          CLASS M SHARES                  INVESTOR SHARES
                                                                -------------------------------     -----------------------------
MELLON NATIONAL SHORT-TERM                                            YEAR ENDED AUGUST 31,             YEAR ENDED AUGUST 31,
MUNICIPAL BOND FUND                                            2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           12.91       12.90       12.50      12.91       12.90      12.78

Investment operations:

    Investment income -- net                                   .34(5)      .46(5)         .48     .29(5)      .42(5)        .07

    Net realized and unrealized gain (loss) on investments      (.03)         .10         .40      (.04)         .10        .12

 Total from investment operations                                 .31         .56         .88        .25         .52        .19

Distributions:

    Dividends from investment income -- net                     (.35)       (.46)       (.48)      (.31)       (.42)      (.07)

    Dividends from net realized gain on investments             (.01)       (.09)          --      (.01)       (.09)         --

 Total distributions                                            (.36)       (.55)       (.48)      (.32)       (.51)      (.07)

 Net asset value, end of period                                 12.86       12.91       12.90      12.84       12.91      12.90

 Total Return (%)                                                2.35        4.43     7.15(6)       2.01        4.16    1.48(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .52         .52      .52(7)        .76         .67      .77(7)

 Ratio of net investment income
 to average net assets                                           2.66        3.56     4.11(7)       2.44        4.15     3.76(7)

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                         .03         .05      .06(7)        .05         .05     .19(7)

 Portfolio turnover rate                                        22.15       50.86    44.18(6)      22.15       50.86   44.18(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        210,574     138,670     119,026         33           1          1

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND WERE
REDESIGNATED AS CLASS M SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002
WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN
..01% AND .01% FOR CLASS M SHARES AND INVESTOR SHARES, RESPECTIVELY. PER-SHARE
DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE
NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  NOT ANNUALIZED.

(7)  ANNUALIZED.

Financial Highlights

(PAGE 93)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         CLASS M SHARES                  INVESTOR SHARES
                                                               --------------------------------     ----------------------------
MELLON PENNSYLVANIA                                                   YEAR ENDED AUGUST 31,             YEAR ENDED AUGUST 31,
INTERMEDIATE MUNICIPAL BOND FUND                               2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           13.15       13.16       12.50      13.14       13.16      12.90

Investment operations:

    Investment income -- net                                     .51(5)     .53(5)        .50     .48(5)       .54(5)       .07

    Net realized and unrealized gain (loss) on investments      (.20)         .11         .66      (.20)         .06        .26

 Total from investment operations                                 .31         .64        1.16        .28         .60        .33

Distributions:

    Dividends from investment income -- net                     (.51)       (.53)       (.50)      (.47)       (.50)      (.07)

    Dividends from net realized gain on investments                --       (.12)    (.00)(6)         --       (.12)         --

 Total distributions                                            (.51)       (.65)       (.50)      (.47)       (.62)      (.07)

 Net asset value, end of period                                 12.95       13.15       13.16      12.95       13.14      13.16

 Total Return (%)                                                2.35        5.03     9.50(7)       2.09        4.69    2.58(7)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .67         .67      .67(8)        .92         .92     .92(8)

 Ratio of net investment income
 to average net assets                                           3.88        4.09     4.25(8)       3.59        3.84      3.86(8)

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                      .00(9)         .01      .01(8)        .01         .02     .22(8)

 Portfolio turnover rate                                        17.58       34.50    39.32(7)      17.58       34.50   39.32(7)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        740,587     837,441     879,711      2,944         963        230

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND
WERE REDESIGNATED AS CLASS M SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002
WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.08% TO 4.09% AND
3.83% TO 3.84% FOR CLASS M SHARES AND INVESTOR SHARES, RESPECTIVELY. PER-SHARE
DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE
NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(7)  NOT ANNUALIZED.

(8)  ANNUALIZED.

(9)  AMOUNT REPRESENTS LESS THAN .01%.


(PAGE 94)


                                                                         CLASS M SHARES                   INVESTOR SHARES
                                                                ---------------------------------    ----------------------------
                                                                      YEAR ENDED AUGUST 31,              YEAR ENDED AUGUST 31,
MELLON BALANCED FUND                                           2003(1)     2002(2)     2001(3)      2003      2002(2)    2001(4)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                           10.28       11.39       12.50      10.27       11.39      11.53

Investment operations:

    Investment income -- net                                     .25(5)    .31(5)      .32(5)     .23(5)      .27(5)     .04(5)

    Net realized and unrealized gain (loss) on investments        .51       (.92)      (1.11)        .51       (.91)      (.13)

 Total from investment operations                                 .76       (.61)       (.79)        .74       (.64)      (.09)

Distributions:

    Dividends from investment income -- net                     (.25)       (.30)       (.32)      (.22)       (.28)      (.05)

    Dividends from net realized gain on investments                --       (.20)          --         --       (.20)         --

 Total distributions                                            (.25)       (.50)       (.32)      (.22)       (.48)      (.05)

 Net asset value, end of period                                 10.79       10.28       11.39      10.79       10.27      11.39

 Total Return (%)                                                7.68      (5.70)   (6.38)(6)       7.52      (5.91)   (.88)(6)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                          .62         .63      .59(6)        .87         .89       .16(6)

 Ratio of net investment income
 to average net assets                                           2.41        2.81     2.70(6)       2.13        2.45     .32(6)

 Decrease reflected in above expense ratios due to
 undertakings by the investment adviser and administrator          --      .00(7)    .00(6,7)         --      .00(7)         --

 Portfolio turnover rate                                        83.22       90.36     75.62(6)     83.22       90.36    75.62(6)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        348,402     372,089     412,801        431         165          1

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND
WERE REDESIGNATED AS CLASS M SHARES.

(2)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT
INCOME PER SHARE BY $.00 AND $.01, DECREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.00 AND $.01 AND INCREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.79% TO 2.81% AND 2.43% TO 2.45%
FOR CLASS M SHARES AND INVESTOR SHARES, RESPECTIVELY. PER-SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(4)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(5)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(6)  NOT ANNUALIZED.

(7)  AMOUNT REPRESENTS LESS THAN .01% .

Financial Highlights

(PAGE 95)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    MELLON NATIONAL MUNICIPAL
                                                               MELLON MONEY MARKET FUND                MONEY MARKET FUND
                                                            PERIOD ENDED AUGUST 31, 2003(1)      PERIOD ENDED AUGUST 31, 2003(1)
                                                           -----------------------------------  ---------------------------------
                                                           CLASS M SHARES     INVESTOR SHARES   CLASS M SHARES    INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                            1.00               1.00              1.00               1.00

Investment operations:

    Investment income -- net                                     .002               .001              .002               .001

Distributions:

    Dividends from investment income -- net                    (.002)             (.001)            (.002)             (.001)

 Net asset value, end of period                                  1.00               1.00              1.00               1.00

 Total Return (%)                                               .76(2)             .52(2)            .64(2)             .36(2)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                        .36(2)             .62(2)            .35(2)             .57(2)

 Ratio of net investment income to average net assets           .78(2)             .48(2)            .62(2)             .48(2)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        388,979                 11           265,068                  1

(1)  FROM JUNE 2, 2003 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2003.

(2)  ANNUALIZED.


(PAGE 96)


FINANCIAL HIGHLIGHTS

Mellon Massachusetts Intermediate Municipal Bond Fund


Please note that the financial highlights information in the following tables for the fund's Investor shares and Class M shares represents the financial highlights of Premier Massachusetts Fund's Class A shares and Class R shares, respectively, for the fiscal periods indicated before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund's Investor shares and Class M shares, respectively, thereafter. Before the fund commenced operations, substantially all of the assets of Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. "Total return" shows how much an investment in Premier Massachusetts Fund's Class A shares and Class R shares, and the fund's Investor shares and Class M shares, would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by KPMG LLP, whose report, along with the Premier Massachusetts Fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                           YEAR ENDED   TWO MONTHS ENDED
 MELLON MASSACHUSETTS INTERMEDIATE                         AUGUST 31,     AUGUST 31,               YEAR ENDED JUNE 30,
 MUNICIPAL BOND FUND (INVESTOR SHARES)                        2003          2002(1)        2002(2)     2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                        12.79          12.61          12.38     11.89      12.03      12.34

 Investment operations:  Investment income -- net           .47(3)         .08(3)         .49(3)       .52        .51        .51

                         Net realized and unrealized
                         gain (loss) on investments          (.20)            .18            .23       .49      (.14)      (.30)

 Total from investment operations                              .27            .26            .72      1.01        .37        .21

 Distributions:          Dividends from investment
                         income - net                        (.47)          (.08)          (.49)     (.52)      (.51)      (.51)

                         Dividends from net realized
                         gain on investments                    --             --             --        --         --      (.01)

 Total distributions                                         (.47)          (.08)          (.49)     (.52)      (.51)      (.52)

 Net asset value, end of period                              12.59          12.79          12.61     12.38      11.89      12.03

 Total Return (%)                                             1.97      2.06(4,5)         5.92(5)  8.63(5)    3.21(5)    1.60(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                       .75         .75(6)            .75       .75        .75        .75

 Ratio of net investment income to average net assets         3.68         3.69(6)          3.93      4.24       4.32       4.10

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                      .08             --             --        --         --        --

 Portfolio turnover rate                                     15.54         4.48(4)         11.45     14.88      31.89      16.35
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                      12,965         13,866         13,553    12,850     12,581     15,045

(1) THE PREMIER MASSACHUSETTS FUND CHANGED ITS FISCAL YEAR
END FROM JUNE 30 TO AUGUST 31.

(2) AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED
THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD
ENDED JUNE 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME
PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%.
PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
PRESENTATION.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.

(5)  EXCLUSIVE OF SALES CHARGE WHICH WAS APPLICABLE TO CLASS A SHARES OF THE PREMIER MASSACHUSETTS FUND.

(6)  ANNUALIZED.

Financial Highlights


(PAGE 97)

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         YEAR ENDED   TWO MONTHS ENDED
MELLON MASSACHUSETTS INTERMEDIATE                         AUGUST 31,     AUGUST 31,                 YEAR ENDED JUNE 30,
MUNICIPAL BOND FUND (CLASS M SHARES)                        2003(1)        2002(2)        2002(3)     2001     2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                        12.79          12.62          12.38     11.89      12.04      12.34

 Investment operations:  Investment income -- net           .50(4)         .09(4)         .52(4)       .55        .54        .54

                         Net realized and unrealized
                         gain (loss) on investments          (.21)            .17            .24       .49      (.15)      (.29)

 Total from investment operations                              .29            .26            .76      1.04        .39        .25

 Distributions:          Dividends from investment
                         income -- net                       (.49)          (.09)          (.52)     (.55)      (.54)      (.54)

                         Dividends from net realized
                         gain on investments                    --             --             --        --         --      (.01)

 Total distributions                                         (.49)          (.09)          (.52)     (.55)      (.54)      (.55)

 Net asset value, end of period                              12.59          12.79          12.62     12.38      11.89      12.04

 Total Return (%)                                             2.23        2.10(5)           6.19      8.90       3.37       1.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                       .50         .50(6)            .50       .50        .50        .50

 Ratio of net investment income to average net assets         3.93       3.94(6)            4.18      4.49       4.58       4.35

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                      .08             --             --        --         --        --

 Portfolio turnover rate                                     15.54        4.48(5)          11.45     14.88      31.89      16.35
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                     173,311        170,030        162,413   126,264     96,832     70,901

(1) EFFECTIVE DECEMBER 16, 2002, MPAM SHARES OF THE FUND WERE
REDESIGNATED AS CLASS M SHARES.

(2) THE PREMIER MASSACHUSETTS FUND CHANGED ITS FISCAL YEAR
END FROM JUNE 30 TO AUGUST 31.

(3) AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR
DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD
ENDED JUNE 30, 2002, WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS THAN .01%.
PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
PRESENTATION.

(4)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(5)  NOT ANNUALIZED.

(6)  ANNUALIZED.


(PAGE 98)


Your Investment

ACCOUNT POLICIES AND SERVICES

Buying shares

Each fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Private Wealth Management Clients. In addition, Mellon Money Market Fund and Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments must be in the respective fund's Class M shares. Class M shares owned by Private Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients and MPWA Brokerage Clients, except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then-existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by MPWA Brokerage Clients also will be held in separate accounts (MPWA Brokerage Accounts).


Private Wealth Management Clients may transfer Class M shares from a Mellon Fund Account to other existing Private Wealth Management Clients for their Mellon Fund Accounts. Private Wealth Management Clients also may transfer shares from a Mellon Fund Account to an Individual Account or an MPWA Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the Private Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or MPWA Brokerage Client will receive Investor shares. Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A. or their affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or MPWA Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and MPWA Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. See the Statement of Additional Information for more information.

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time for Mellon Money Market Fund and Mellon National Municipal Money Market Fund, and as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for each fund other than Mellon Money Market Fund and Mellon National Municipal Money Market Fund, on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Investments in equity securities are generally valued based on market value or, where market quotations are not readily available, or are determined not to reflect the amount the fund would receive on a current sale based on fair value as determined in good faith by the board. Investments in debt securities are generally valued by one or more independent pricing services approved by the board. Investments in money market securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, such securities are valued at their acquisition cost and adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for money market funds, such as Mellon Money Market Fund and Mellon National Municipal Money Market Fund, to be able to price their shares at $1.00 per share.


Your Investment



(PAGE 99)

ACCOUNT POLICIES AND SERVICES (CONTINUED)

Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund. The effect on NAV may be more pronounced for Mellon Emerging Markets Fund and Mellon International Fund, which invest primarily in foreign securities.

Because Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund and Mellon National Municipal Money Market Fund seek tax-exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through Mellon Fund Accounts and MPWA Brokerage Accounts

Persons who hold fund shares through Mellon Fund Accounts or MPWA Brokerage Accounts should contact their account officer or financial representative, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

PURCHASING SHARES


Individual Accounts generally may be opened only by the transfer of fund shares from a Mellon Fund Account, by Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other Mellon funds as described below under "Individual Account services and policies - Exchange privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.


MAIL. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

   Name of Fund

   Mellon Funds

   P.O. Box 55268, Boston, MA 02205-8502

Make checks payable to: Mellon Funds.


(PAGE 100)



WIRE. To purchase additional shares by wire, have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

* ABA# 011001234

* DDA# 00-0388

* the fund name

* the share class

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert "569" before your 14-digit account number. Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.


TELETRANSFER. To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

AUTOMATICALLY. Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account services and policies."

IRAS. For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the Statement of Additional Information.

SELLING (REDEEMING) SHARES

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

WRITTEN SELL ORDERS. Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*   requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

IN WRITING OR BY CHECK. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account services and policies -- Checkwriting Privilege" only, by writing a redemption check. The letter of instruction and redemption check should include the following information:

* your name(s) and signatures(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

   Mellon Funds

   P.O. Box 55268, Boston, MA 02205-8502

TELEPHONE. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

WIRE OR TELETRANSFER. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAS. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the Statement of Additional Information.

Your Investment

(PAGE 101)


ACCOUNT POLICIES AND SERVICES (CONTINUED)

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

AUTOMATIC SERVICES. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

AUTOMATIC                       For making automatic investments
ASSET BUILDER                   from a designated bank account.

PAYROLL                         For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

GOVERNMENT                      For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DIVIDEND                        For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Mellon fund into another
                                (not available for IRAs).

For exchanging shares

AUTO-EXCHANGE                   For making regular exchanges
PRIVILEGE                       from one Mellon fund into
                                another.

For selling shares

AUTOMATIC                       For making regular withdrawals
WITHDRAWAL PLAN                 from most Mellon funds.

CHECKWRITING PRIVILEGE. (Fixed-Income Funds and Money Market Funds only). Holders of Individual Accounts in Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

EXCHANGE PRIVILEGE. You generally can exchange shares of a class of a Mellon fund worth $500 or more into shares of the same class of any other Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.




(PAGE 102)

TELETRANSFER PRIVILEGE. To move money between your bank account and your fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

USE OF TELEPHONE PRIVILEGES. Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund's distributor takes reasonable measures to verify the order.

ACCOUNT BALANCE REQUIREMENT. If your account falls below $10,000, a fund may ask you to increase your balance. If it is still below $10,000 after 30 days, a fund may close your account and send you the proceeds.

General policies for all accounts

Each fund reserves the right to:


* refuse any purchase or exchange request that could adversely affect any fund or its operations, including those from any individual or group who, in a fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of any fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*  change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's total assets).

Your Investment

(PAGE 103)


DISTRIBUTIONS AND TAXES

Each fund usually pays its shareholders dividends, if any, from its net investment income as follows:


FUND                                               DIVIDEND PAYMENT FREQUENCY
--------------------------------------------------------------------------------

Mellon Large Cap Stock Fund                                  Monthly

Mellon Income Stock Fund                                     Monthly

Mellon Mid Cap Stock Fund                                   Annually

Mellon Small Cap Stock Fund                                 Annually

Mellon International Fund                                   Annually

Mellon Emerging Markets Fund                                Annually

Mellon Bond Fund                                             Monthly

Mellon Intermediate Bond Fund                                Monthly

Mellon Short-Term U.S. Government Securities Fund            Monthly

Mellon National Intermediate Municipal Bond Fund             Monthly

Mellon National Short-Term Municipal Bond Fund               Monthly

Mellon Pennsylvania Intermediate Municipal Bond Fund         Monthly

Mellon Massachusetts Intermediate Municipal Bond Fund        Monthly

Mellon Balanced Fund                                         Monthly

Mellon Money Market Fund                                     Monthly

Mellon National Municipal Money Market Fund                  Monthly



Each fund generally distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on Mellon Fund Accounts or MPWA Brokerage Accounts, contact your account officer or financial representative, respectively. There are no fees or sales charges on reinvestments.



(PAGE 104)


Distributions paid by a fund (except to the extent attributable to tax-exempt income) are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including dividends from foreign companies and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund anticipate that virtually all dividends paid to you will be exempt from federal and Pennsylvania personal income taxes in the case of Mellon Pennsylvania Intermediate Municipal Bond Fund and Massachusetts personal income taxes in the case of Mellon Massachusetts Intermediate Municipal Bond Fund. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Pennsylvania and Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania and Massachusetts issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. In such case, distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania and Massachusetts personal income taxes, respectively.


High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.


Your Investment

(PAGE 105)


For More Information

Mellon Large Cap Stock Fund

Mellon Income Stock Fund

Mellon Mid Cap Stock Fund

Mellon Small Cap Stock Fund

Mellon International Fund

Mellon Emerging Markets Fund

Mellon Bond Fund

Mellon Intermediate Bond Fund

Mellon Short-Term U.S. Government Securities Fund

Mellon National Intermediate Municipal Bond Fund

Mellon National Short-Term Municipal Bond Fund

Mellon Pennsylvania Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund

Mellon Balanced Fund

Mellon Money Market Fund

Mellon National Municipal Money Market Fund

Series of Mellon Funds Trust
-------------------------------------

SEC file number:  811-09903


More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Private Wealth Management Clients, please contact your Account Officer or call 1-888-281-7350. MPWA Brokerage Clients, please contact your financial representative or call 1-800-830-0549-Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

BY MAIL Private Wealth Management Clients, write to your Account Officer c/o Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial representative P.O. Box 9012 Hicksville, NY 11802-9012

Individual Account holders, write to: Mellon Funds P.O. Box 55268 Boston, MA 02205-8502

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2003 Dreyfus Service Corporation                 MFTP1203


Mellon Mid Cap Stock Fund

Mellon National Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund

DREYFUS PREMIER SHARES


PROSPECTUS December 31, 2003


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-INSURED * NOT BANK-GUARANTEED * MAY LOSE VALUE

The Funds

Contents

The Funds
--------------------------------------------------------------------------------

Mellon Mid Cap Stock Fund                                                 2

Mellon National Intermediate
Municipal Bond Fund                                                       8

Mellon Massachusetts Intermediate
Municipal Bond Fund                                                      13

Management                                                               17

Financial Highlights                                                     19

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                         22

Distributions and Taxes                                                  26

Services for Fund Investors                                              27

Instructions for Regular Accounts                                        28

Instructions for IRAs                                                    29

For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.


Each fund is offering its Dreyfus Premier shares in this prospectus. Dreyfus Premier shares are not available to new investors.

What each fund is -- and isn't

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY MELLON BANK, N.A., ANY OF ITS AFFILIATES OR ANY OTHER BANK, OR THE FDIC OR ANY OTHER GOVERNMENT AGENCY. IT IS NOT A COMPLETE INVESTMENT PROGRAM. YOU COULD LOSE MONEY IN A FUND, BUT YOU ALSO HAVE THE POTENTIAL TO MAKE MONEY.

The Funds



(PAGE 1)

                                                      Mellon Mid Cap Stock Fund
                                                        -----------------------
                                                           Ticker Symbol: MMSPX

GOAL/APPROACH

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400((reg.tm)) Index (S&P MidCap 400). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of mid-cap domestic companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P MidCap 400 is a primary goal of the investment process.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

*     VALUE, or how a stock is priced relative to its perceived intrinsic worth

*     GROWTH, in this case the sustainability or growth of earnings

*     FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P MidCap 400.

Concepts to understand

MID-CAP COMPANIES: generally established companies that may not be well known with market capitalizations ranging between $1 billion and $8 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Mid-cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.


COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P MIDCAP 400: an unmanaged, market-capitalization-weighted index that measures the performance of 400 medium-capitalization stocks. The stocks comprising the S&P MidCap 400 have market capitalizations generally ranging between $500 million and $7.5 billion.





(PAGE 2)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* STOCK SELECTION RISK. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P MidCap 400, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

* VALUE AND GROWTH STOCK RISK. By investing in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


* IPO RISK. The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Mellon Mid Cap Stock Fund



(PAGE 3)

MELLON MID CAP STOCK FUND -- MAIN RISKS (CONTINUED)

* FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market instruments. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


(PAGE 4)


PAST PERFORMANCE

The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Since Dreyfus Premier shares have less than one full calendar year of performance, past performance information for that class is not included in this prospectus. The performance figures shown represent those of the fund's Class M shares, which are not offered in this prospectus, and a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund. Before the fund commenced operations, substantially all of the assets of the CTF were transferred to the fund.

The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the S&P MidCap 400. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's Class M shares to that of the S&P MidCap 400 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Because the fund's Dreyfus Premier shares are subject to higher expenses, the performance of such class of shares will be lower than the performance of the fund's Class M shares. Additionally, the contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures for Class M shares in the bar chart. If the CDSC was reflected, the performance figures in the bar chart would be lower. The performance figures in the top table and bottom table for Class M shares reflect the CDSC applicable to Dreyfus Premier shares.

Mellon Mid Cap Stock Fund



(PAGE 5)

MELLON MID CAP STOCK FUND -- PAST PERFORMANCE (CONTINUED)

Before June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $3 billion, similar to the Russell 2500(TM) Stock Index (the Russell 2500), an unmanaged index based on the stocks of 3,000 large U.S. companies, as determined by market capitalization, but excluding the 500 largest such companies. Beginning June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $5 billion, similar to the S&P MidCap 400, an unmanaged, capitalization-weighted index of 400 medium-capitalization stocks. The change in average market capitalization of companies held by the CTF was largely reflective of changes in the market value of companies in the benchmark. The change by the CTF reflected the view of its manager that the turnover of companies represented in the S&P MidCap 400 was less volatile than that of the Russell 2500, and that the S&P MidCap 400 was more familiar to investors. The fund currently seeks to maintain a portfolio of stocks of companies with an average market capitalization of between $1 billion and $8 billion.


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

CLASS M SHARES

15.43   -1.64   39.38   22.21   23.30   -5.59   10.72    7.87   -1.88  -19.19
   93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                     Q4 '99                 +16.55%

WORST QUARTER:                   Q3 '98                  -21.71%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES AS OF 9/30/03 WAS 16.81%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/02

                                                        1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON MID CAP
STOCK FUND --
CLASS M SHARES                                          -22.41%                       -2.61%*                      7.86%*

S&P MIDCAP 400                                          -14.51%                        6.41%                       11.96%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/02

                                                                  Since
                                                                inception
                                              1 Year            (10/2/00)
--------------------------------------------------------------------------------

CLASS M SHARES
RETURNS BEFORE TAXES                          -22.41%            -13.35%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                              -22.51%            -13.44%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -13.76%            -10.52%

S&P MIDCAP 400 REFLECTS
NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -14.51%             -8.59%**
--------------------------------------------------------------------------------

*     REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.




(PAGE 6)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------


Fee table

                                                              Dreyfus Premier
                                                                  shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                4.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS) % OF AVERAGE DAILY NET ASSETS

Investment advisory fees                                           0.75

Rule 12b-1 fee                                                     0.75

Shareholder services fee                                           0.25

Other expenses*                                                    0.23
--------------------------------------------------------------------------------

TOTAL                                                              1.98

* EXCLUDES MERGER-RELATED EXPENSES.
--------------------------------------------------------------------------------

Expense example

                                               1 Year            3 Years              5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                               $601               $921                $1,268                $1,920**

WITHOUT REDEMPTION                            $201               $621                $1,068                $1,920**

**    ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
      OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
      DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.

OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees. Actual expenses may be greater or less than the amount listed in the fee table.

Mellon Mid Cap Stock Fund





(PAGE 7)

                                Mellon National Intermediate Municipal Bond Fund
                                                           ---------------------
                                                            Ticker Symbol: MNMBX

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.




(PAGE 8)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.


* ISSUER AND MARKET RISK. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.



* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks


Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in U.S. Treasury securities and other money market instruments and in taxable bonds. During such periods, the fund may not achieve its investment objective.



Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Mellon National Intermediate Municipal Bond Fund



(PAGE 9)

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

PAST PERFORMANCE

The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Since Dreyfus Premier shares have less than one full calendar year of performance, past performance information for that class is not included in this prospectus. The performance figures shown represent those of the fund's Class M shares, which are not offered in this prospectus, and a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund. Before the fund commenced operations, substantially all of the assets of the CTF were transferred to the fund.


The bar chart on the next page shows you how the performance of the fund's Class M shares has varied from year to year. The top table compares the performance of the fund's Class M shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance figures for the fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's Class M shares for the past fiscal year (net of any fee waivers and expense reimbursements), and the performance of the fund's Class M shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.


The bottom table on the next page compares the performance of the fund's Class M shares to that of the Lehman Brothers 7-Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's Class M shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Because the fund's Dreyfus Premier shares are subject to higher expenses, the performance of such class of shares will be lower than the performance of the fund's Class M shares. Additionally, the contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures for Class M shares in the bar chart. If the CDSC was reflected, the performance figures in the bar chart would be lower. The performance figures in the top table and bottom table for Class M shares reflect the CDSC applicable to Dreyfus Premier shares.

The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures and option contracts will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which the performance presented below reflects that of the CTF (through October 1, 2000), the CTF's duration generally ranged between 4.25 and 6.50 years.




(PAGE 10)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

CLASS M SHARES

10.45   -3.81   12.92    4.43    7.28    6.27   -1.48    9.99    4.99    8.21
   93      94      95      96      97      98      99      00      01      02


BEST QUARTER:                    Q1 '95                           +4.85%

WORST QUARTER:                   Q1 '94                           -3.44%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S CLASS M SHARES AS OF 9/30/03 WAS 3.75%.

Average annual total return AS OF 12/31/02

                                                         1 Year                       5 Years                    10 Years
------------------------------------------------------------------------------------------------------------------------------------

MELLON NATIONAL
INTERMEDIATE
MUNICIPAL BOND FUND --
CLASS M SHARES                                            5.21%                      5.36%*                       5.80%*

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                               10.35%                       6.07%                        6.34%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/02

                                                                    Since
                                                                   inception
                                              1 Year               (10/2/00)
--------------------------------------------------------------------------------

CLASS M SHARES
RETURNS BEFORE TAXES                            5.21%               6.74%

CLASS M SHARES RETURNS AFTER TAXES
ON DISTRIBUTIONS                                5.16%               6.57%

CLASS M SHARES RETURNS AFTER
TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             4.78%               6.21%

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
INDEX REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                        10.35%              8.40%**
--------------------------------------------------------------------------------

*     REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.




Mellon National Intermediate Municipal Bond Fund





(PAGE 11)

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------


Fee table

                                                              Dreyfus Premier
                                                                  shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS              3.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS) % OF AVERAGE DAILY NET ASSETS

Investment advisory fees                                             0.35

Rule 12b-1 fee                                                       0.50

Shareholder services fee                                             0.25

Other expenses                                                       0.19
--------------------------------------------------------------------------------

TOTAL                                                                1.29
--------------------------------------------------------------------------------

Expense example

                                               1 Year            3 Years              5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                               $431               $609                $808                  $1,293*

WITHOUT REDEMPTION                            $131               $409                $708                  $1,293*

*     ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
      OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
      DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.

OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees. Actual expenses may be greater or less than the amount listed in the fee table.



(PAGE 12)

                           Mellon Massachusetts Intermediate Municipal Bond Fund
                                                            --------------------
                                                            Ticker Symbol: MMBPX

GOAL/APPROACH


The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts personal income tax, and in taxable bonds.


The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand


AVERAGE EFFECTIVE PORTFOLIO MATURITY: an average of the stated maturities of bonds held by the fund, based on their dollar-weighted proportions in the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a bond's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the bond's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.





(PAGE 13)

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.


* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.


* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.


* STATE-SPECIFIC RISK. Massachusetts' economy and the revenues underlying its municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced. Investing primarily in a single state makes the fund's portfolio securities more sensitive to risks specific to the state and may magnify other risks.


* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.


* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors


* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


* NON-DIVERSIFICATION RISK.The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks


Although the fund's objective is to generate income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income tax and, for temporary defensive purposes, may invest up to all of its assets in such bonds and in U.S. Treasury securities and other money market instruments. During such periods, the fund may not achieve its investment objective.



Although municipal and taxable bonds must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.




(PAGE 14)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 6, 2002), substantially all of the assets of another investment company managed by the investment adviser, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Dreyfus Premier shares in the bar chart at right represent the performance of Premier Massachusetts Fund's Class B shares from year to year through September 6, 2002 and the performance of the fund's Dreyfus Premier shares thereafter. These performance figures do not reflect the CDSC applicable to Premier Massachusetts Fund's Class B shares (and the fund's Dreyfus Premier shares). If the CDSC was reflected, the returns shown would be lower. The performance figures for the fund's Dreyfus Premier shares in the table at right represent the performance of Premier Massachusetts Fund's Class B shares through September 6, 2002 and the performance of the fund's Dreyfus Premier shares thereafter. These performance figures are compared to those of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. The performance figures in the table reflect the CDSC applicable to the fund's Dreyfus Premier shares.


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

DREYFUS PREMIER SHARES

                11.79    3.30    6.48    4.80   -2.09    8.28    3.86    7.54
   93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q1 '95                         +4.23%

WORST QUARTER:                   Q2 '99                         -2.17%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S DREYFUS PREMIER SHARES AS OF 9/30/03 WAS 2.68%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/02*

                                                                                                                Since
                                                                                                              inception
                                                             1 Year                   5 Years                (12/28/94)
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

RETURNS BEFORE TAXES                                          4.54%                      4.24%                   5.53%

DREYFUS PREMIER SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                              4.54%                      4.24%                   5.50%

DREYFUS PREMIER SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                           4.11%                      4.12%                   5.26%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX**

REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      10.35%                      6.07%                    6.24%***
------------------------------------------------------------------------------------------------------------------------------------

*     REFLECTS THE PERFORMANCE OF THE CLASS B SHARES OF PREMIER MASSACHUSETTS
      FUND THROUGH SEPTEMBER 6, 2002.

**    UNLIKE THE FUND, THE INDEX IS NOT LIMITED TO OBLIGATIONS ISSUED BY A
      SINGLE STATE OR MUNICIPALITIES IN THAT STATE.

***   FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/94 IS USED AS
      THE BEGINNING VALUE ON 12/28/94.


Mellon Massachusetts Intermediate Municipal Bond Fund


(PAGE 15)

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------


Fee table

                                                            Dreyfus Premier
                                                                shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS              3.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

(EXPENSES PAID FROM FUND ASSETS) % OF AVERAGE DAILY NET ASSETS

Investment advisory fees                                         0.35

Rule 12b-1 fee                                                   0.50

Shareholder services fee                                         0.25

Other expenses                                                   0.23
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                               1.33

Less: Fee waiver and/or
expense reimbursement*                                         (0.08)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                                   1.25

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/07, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF DREYFUS PREMIER SHARES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, RULE 12B-1 FEES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.50%.

--------------------------------------------------------------------------------

Expense example

                                               1 Year            3 Years              5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                               $427               $597                $796                  $1,265**

WITHOUT REDEMPTION                            $127               $397                $696                  $1,265**

**    ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
      OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
      DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The one-year and three-years examples, the first four years of the five-years examples and the first four years of the ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Mellon Bank, N.A. The ten-years example is based on total annual fund operating expenses for each year after year four.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.


OTHER EXPENSES: fees paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.



(PAGE 16)

MANAGEMENT


The investment adviser for the funds is Mellon Fund Advisers, a division of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in apprpoximately 200 mutual fund portfolios and is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


Portfolio managers

NAME OF FUND                                 PRIMARY PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Mellon Mid Cap Stock Fund                    Anthony J. Galise

Mellon National Intermediate
Municipal Bond Fund                          John F. Flahive

Mellon Massachusetts Intermediate
Municipal Bond Fund                          John F. Flahive
--------------------------------------------------------------------------------

Biographical information


JOHN FLAHIVE, CFA, has been a portfolio manager of the Mellon National Intermediate Municipal Bond Fund since its inception in October 2000 and of the Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in October 2002 and a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Mellon Trust of New England, N.A., an affiliate of Dreyfus, which he joined in October 1994.


ANTHONY J. GALISE, CFA, has been a portfolio manager of the Mellon Mid Cap Stock Fund since its inception in October 2000 and a portfolio manager at Dreyfus since April 1996. He is also a vice president and portfolio manager at Mellon Bank, N.A. He joined Mellon in 1993 with over 20 years of equity investment experience.

The funds, the investment adviser and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the investment adviser's employees does not disadvantage any fund managed by the investment adviser.

Management



(PAGE 17)

MANAGEMENT (CONTINUED)

Investment advisory fee

Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and for the fiscal year ended August 31, 2003, each of the funds paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

Investment advisory fees

                                                               CONTRACTUAL                         EFFECTIVE
                                                         INVESTMENT ADVISORY FEE            INVESTMENT ADVISORY FEE
                                                          (AS A PERCENTAGE OF                 (AS A PERCENTAGE OF
NAME OF FUND                                            AVERAGE DAILY NET ASSETS)           AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------

Mellon Mid Cap Stock Fund                                         0.75%                              0.75%

Mellon National Intermediate Municipal Bond Fund                  0.35%                              0.33%*

Mellon Massachusetts Intermediate Municipal Bond Fund             0.35%                              0.27%**

*     THE EFFECTIVE INVESTMENT ADVISORY FEE SHOWN FOR THIS FUND REFLECTS A FEE
      WAIVER/EXPENSE REIMBURSEMENT THEN IN EFFECT.

**    THE EFFECTIVE INVESTMENT ADVISORY FEE SHOWN FOR THIS FUND REFLECTS A FEE
      WAIVER/EXPENSE REIMBURSEMENT IN EFFECT.



(PAGE 18)


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each fund's Dreyfus Premier shares for the period indicated. "Total return" shows how much your investment in each fund's Dreyfus Premier shares would have increased (or decreased) during the Mellon Mid Cap Stock Fund

Mellon National Intermediate Municipal Bond Fund

period, assuming all dividends and distributions were reinvested. These financial highlights have been audited by KPMG LLP, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                                       DREYFUS
                                                   PREMIER SHARES
                                               PERIOD ENDED AUGUST 31,
MELLON MID CAP STOCK FUND                              2003(1)
--------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                     9.81

Investment operations:

  Investment loss -- net                                 (.06)(2)

  Net realized and unrealized
  gain (loss) on investments                             1.21

Total from investment operations                         1.15

Distributions:

  Dividends from investment income -- net                  --

Net asset value, end of period                          10.96

Total Return (%)                                        11.72(3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.95(3)

Ratio of net investment income (loss)
to average net assets                                    (.58)(3)

Portfolio turnover rate                                 67.97
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                  14,996

(1) FROM THE CLOSE OF BUSINESS ON SEPTEMBER 6, 2002 (DATE THE FUND BEGAN OFFERING DREYFUS PREMIER SHARES) TO AUGUST 31, 2003.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.


Financial Highlights



(PAGE 19)

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       DREYFUS
                                                   PREMIER SHARES
MELLON NATIONAL INTERMEDIATE                   PERIOD ENDED AUGUST 31,
MUNICIPAL BOND FUND                                    2003(1)
--------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                    13.37

Investment operations:

  Investment income -- net                                .36(2)

  Net realized and unrealized
  gain (loss) on investments                             (.28)

Total from investment operations                          .08

Distributions:

  Dividends from investment income -- net                (.35)

    Dividends from net realized
    gain on investments                                  (.02)

 Total distributions                                     (.37)

 Net asset value, end of period                          13.08

 Total Return (%)                                          .58(3)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.27(4)

Ratio of net investment income
to average net assets                                     3.03(4)

Decrease reflected in above expense ratios
due to undertakings by the administrator                   .02(4)

Portfolio turnover rate                                  50.68(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                    7,856

(1) FROM THE CLOSE OF BUSINESS ON OCTOBER 11, 2002 (DATE THE FUND BEGAN OFFERING DREYFUS PREMIER SHARES) TO AUGUST 31, 2003.(

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.



(PAGE 20)


FINANCIAL HIGHLIGHTS

Mellon Massachusetts Intermediate Municipal Bond Fund


Please note that the financial highlights information in the following table for the fund's Dreyfus Premier shares represents the financial highlights of Premier Massachusetts Fund's Class B shares for the fiscal periods indicated through the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) and represents the performance of the fund's Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. "Total return" shows how much an investment in Premier Massachusetts Fund's Class B shares would have increased (or decreased) during the period before the fund commenced operations and how an investment in the fund's Dreyfus Premier shares would have increased (or decreased) thereafter, assuming all dividends and distributions were reinvested. These financial highlights have been audited by KPMG LLP, whose report is included in the fund's annual report, which is available upon request.

                                                                             DREYFUS PREMIER SHARES
                                                       --------------------------------------------------------------------------
 MELLON MASSACHUSETTS INTERMEDIATE                      YEAR ENDED     TWO MONTHS ENDED              YEAR ENDED JUNE 30,
 MUNICIPAL BOND FUND                                  AUGUST 31, 2003  AUGUST 31, 2002(1)    2002(2)    2001     2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                     12.81             12.64          12.40     11.92      12.06      12.37

 Investment operations:  Investment income -- net         .40(3)            .07(3)         .43(3)      .46        .45        .44

                         Net realized and unrealized
                         gain (loss) on investments       (.20)               .17            .24       .48      (.14)      (.30)

 Total from investment operations                           .20               .24            .67       .94        .31        .14

 Distributions:          Dividends from investment
                         income - net                     (.40)             (.07)          (.43)     (.46)      (.45)      (.44)

                         Dividends from net realized
                         gain on investments                 --                --             --        --         --      (.01)

 Total distributions                                      (.40)             (.07)          (.43)     (.46)      (.45)      (.45)

 Net asset value, end of period                           12.61             12.81          12.64     12.40      11.92      12.06

 Total Return (%)                                          1.55           1.98(4,5)       5.40(5)    8.00(5)   2.70(5)    1.09(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                   1.25            1.25(6)          1.25      1.25       1.25       1.25

 Ratio of net investment income to average net assets      3.19            3.17(6)          3.41      3.74       3.80       3.56

 Decrease reflected in above expense ratios
 due to undertakings by the administrator                   .08                --             --        --         --        --

 Portfolio turnover rate                                  15.54            4.48(4)         11.45     14.88      31.89      16.35
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                      941             1,484          1,251       862        738        901

(1)  THE PREMIER MASSACHUSETTS FUND CHANGED ITS FISCAL YEAR END FROM JUNE 30 TO AUGUST 31.

(2) AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT
SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD
ENDED JUNE 30, 2002, WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF
NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.40% TO 3.41%.
PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JULY 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.

(5) EXCLUSIVE OF SALES CHARGE WHICH WAS APPLICABLE TO CLASS B SHARES
OF THE PREMIER MASSACHUSETTS FUND.

(6)  ANNUALIZED.


Financial Highlights



(PAGE 21)

Your Investment

ACCOUNT POLICIES

Each fund is offering its Dreyfus Premier shares in this prospectus. Holders of Dreyfus Premier shares of Mellon Mid Cap Stock Fund and Mellon Massachusetts Intermediate Municipal Bond Fund since September 6, 2002 may continue to purchase Dreyfus Premier shares of the respective fund. Holders of Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund since October 11, 2002 may continue to purchase Dreyfus Premier shares of that fund. Dreyfus Premier shares are not available to new investors.

Contingent Deferred Sales Charge (CDSC)

The CDSC schedule applicable to each fund's Dreyfus Premier shares is set forth below.
--------------------------------------------------------------------------------

MELLON MID CAP STOCK FUND DREYFUS PREMIER SHARES -- CDSC IMPOSED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Investor class
                                    (which is offered in a separate
                                    prospectus)

Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND DREYFUS PREMIER SHARES -- CDSC IMPOSED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       3.00%

2 -- 4 years                        2.00%

4 -- 5 years                        1.00%

5 -- 6 years                        0.00%

More than 6 years                   Shares will automatically
                                    convert to Investor class
                                    (which is offered in a separate
                                    prospectus)

Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.

Buying shares


Your price for Dreyfus Premier shares of a fund is the net asset value per share
(NAV) of that class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Mellon Mid Cap Stock Fund's investments are generally valued based on market value or, where market quotations are not readily available or are determined not to reflect the amount the fund would receive on a current sale, based on fair value as determined in good faith by the fund's board. Foreign securities held by Mellon Mid Cap Stock Fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund. Mellon National Intermediate Municipal Bond Fund's and Mellon Massachusetts Intermediate Municipal Bond Fund's investments are generally valued by one or more independent pricing services approved by the fund's board.


Orders to buy and sell shares received by dealers by the close of trading on the New York Stock Exchange and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the New York Stock Exchange that day.






(PAGE 22)

Minimum subsequent investment requirements


--------------------------------------------------------------------------------

REGULAR ACCOUNTS                                      $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

IRAS                                                  NO MINIMUM

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Because Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund seek tax exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

Concept to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding.

Your Investment



(PAGE 23)

ACCOUNT POLICIES (CONTINUED)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. The time period that you held Class B shares of another fund managed by the fund's investment adviser that participated in a tax-free reorganization with the corresponding fund will be applied to the calculation of the CDSC to be imposed on your sale of such corresponding fund's Dreyfus Premier shares. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those share

Limitations on selling shares by phone

Proceeds
sent by                        Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                          NO MINIMUM             $250,000 PER DAY

WIRE                           $1,000                 $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS

DREYFUS                        $500                   $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.





(PAGE 24)

General policies

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund transfer agent or its authorized agent take reasonable measures to verify the order.

Each fund reserves the right to:


* refuse any purchase or exchange request that could adversely affect any fund or its operations, including those from any individual or group who, in a fund's view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)


* refuse any purchase or exchange request in excess of 1% of any fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's total assets).

Your Investment


(PAGE 25)


DISTRIBUTIONS AND TAXES


Each fund usually pays its shareholders dividends, if any, from its net investment income as follows:


Dividend payment
Fund                                           frequency
--------------------------------------------------------------------------------

MELLON MID CAP STOCK FUND                      ANNUALLY

MELLON NATIONAL INTERMEDIATE

MUNICIPAL BOND FUND                            MONTHLY

MELLON MASSACHUSETTS

INTERMEDIATE MUNICIPAL

BOND FUND                                      MONTHLY




Each fund generally distributes any net capital gains it has realized once a year. Dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by a fund (except to the extent attributable to tax-exempt income) are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including dividends from foreign companies and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

Mellon Massachusetts Intermediate Municipal Bond Fund anticipates that virtually all dividends paid to you will be exempt from federal and Massachusetts personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income tax.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.






(PAGE 26)

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

AUTOMATIC                       For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

PAYROLL                         For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

GOVERNMENT DIRECT               For making automatic investments
DEPOSIT PRIVILEGE               from your federal employment,
                                Social Security or other regular
                                federal government check.


DIVIDEND SWEEP                  For automatically reinvesting the
                                dividends and distributions from
                                a fund into the same class of
                                another fund or into Class B shares
                                of another fund managed by the
                                fund's investment adviser or its
                                affiliates (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

AUTO-EXCHANGE                   For making regular exchanges from
PRIVILEGE                       a fund into the same class of
                                another fund or into Class B shares
                                of another fund managed by the
                                fund's investment adviser or
                                its affiliates.
--------------------------------------------------------------------------------

For selling shares

AUTOMATIC                       For making regular withdrawals from
WITHDRAWAL PLAN                 a fund. There will be no CDSC on Dreyfus Premier
                                shares, as long as the amount of any
                                withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.


Exchange privilege

You can exchange Dreyfus Premier shares of a fund worth $500 or more into the same class of another fund or into Class B shares of another fund managed by the fund's investment adviser or its affiliates. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be subject to a higher CDSC if you exchange into any fund that has a higher CDSC than the fund.

TeleTransfer privilege

To move money between your bank account and your fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Dreyfus Premier shares you redeemed within 45 days of selling them at the current share price and if you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment





(PAGE 27)

 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO ADD TO AN ACCOUNT

            In Writing

   Fill out an investment slip, and write your account number on your check.

   Mail the slip and the check to:

   Name of Fund
   P.O. Box 55268, Boston, MA 02205-8502
   Attn: Institutional Processing

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

           By Telephone

   WIRE Have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

   * ABA# 011001234

   * DDA# 000388

   * the fund name

   * the share class

   * your account number

   * name(s) of investor(s)

   * dealer number if applicable

   ELECTRONIC CHECK Same as wire, but insert "569" before your 14-digit account number.

   TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.


WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.


           Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.



To make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.



(PAGE 28)

 INSTRUCTIONS FOR IRAS (Mellon Mid Cap Stock Fund only)

   TO ADD TO AN ACCOUNT

            In Writing

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing


TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or  premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing


           By Telephone


   WIRE Have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

   * ABA# 011001234

   * DDA# 000388

   * the fund name

   * the share class

   * your account number

   * name of investor

   * the contribution year

   * dealer number if applicable

   ELECTRONIC CHECK Same as wire, but insert "569" before your 14-digit account number.



            Automatically

   ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.




For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.



Your Investment







(PAGE 29)

For More Information

Mellon Mid Cap Stock Fund

Mellon National Intermediate Municipal Bond Fund

Mellon Massachusetts Intermediate Municipal Bond Fund

Series of Mellon Funds Trust
-------------------------------------
SEC file number:  811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report


Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.


Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611.

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2003 Dreyfus Service Corporation                                  MFT3P1203




                              MELLON FUNDS TRUST
          CLASS M SHARES, INVESTOR SHARES AND DREYFUS PREMIER SHARES

MELLON LARGE CAP STOCK FUND, MELLON INCOME STOCK FUND, MELLON MID CAP STOCK FUND, MELLON SMALL CAP STOCK FUND, MELLON INTERNATIONAL FUND, MELLON EMERGING MARKETS FUND, MELLON BOND FUND, MELLON INTERMEDIATE BOND FUND, MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND, MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND, MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND, MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, MELLON BALANCED FUND, MELLON MONEY MARKET FUND AND MELLON NATIONAL MUNICIPAL MONEY MARKET FUND



                     STATEMENT OF ADDITIONAL INFORMATION
                              December 31, 2003

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a "Fund" and collectively, the "Funds") dated December 31, 2003, with respect to the Funds' Class M shares and Investor shares (the "Class M and Investor Class Prospectus"), and the current combined Prospectus of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund dated December 31, 2003, with respect to the Dreyfus Premier shares that those Funds also offer (the "Dreyfus Premier Class Prospectus"), as each Prospectus may be revised from time to time. The Funds are separate portfolios of Mellon Funds Trust, an open-end management investment company (the "Trust") that is registered with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the relevant Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers: Private Wealth Management Clients - call toll free 1-888-281-7350 and outside the U.S. call collect 617-248-3014; Individual Account Holders of Class M shares and Investor shares (other than brokerage clients of Mellon Private Wealth Advisors) - call toll free 1-800-645-6561 and outside the U.S. call collect 516-794-5452; holders of Dreyfus Premier shares - call toll free 1-800-554-4611 and outside the U.S. call collect 516-794-5452; and brokerage clients of Mellon Private Wealth Advisors - call toll free
1-800- 803-0549 - Option 2.

      The most recent Annual Reports to Shareholders for the Funds and Semi-Annual Report to Shareholders for the Funds (other than for Mellon Money Market Fund and Mellon National Municipal Money Market Fund, which were not included in the Semi-Annual Report because they had not commenced operations as of February 28, 2003) are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Reports are incorporated by reference into this SAI. Some performance information provided for Mellon Massachusetts Intermediate Municipal Bond Fund in this SAI represents the performance of certain classes of shares of Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"). Before Mellon Massachusetts Intermediate Municipal Bond Fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the Fund in a tax-free reorganization.

                              TABLE OF CONTENTS



DESCRIPTION OF THE TRUST AND FUNDS...........................................3
THE FUNDS AND THEIR INVESTMENTS..............................................3
THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS.......................10
MANAGEMENT OF THE FUNDS.....................................................57
MANAGEMENT ARRANGEMENTS.....................................................63
HOW TO BUY SHARES...........................................................73
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS.................................78
HOW TO REDEEM SHARES........................................................81
SHAREHOLDER SERVICES........................................................88
ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS...........92
DETERMINATION OF NET ASSET VALUE............................................93
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................95
PORTFOLIO TRANSACTIONS.....................................................103
SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES..................108
PERFORMANCE INFORMATION....................................................110
INFORMATION ABOUT THE TRUST AND FUNDS......................................120
FINANCIAL STATEMENTS.......................................................130
COUNSEL AND INDEPENDENT AUDITORS...........................................130
APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1
APPENDIX C.................................................................C-1

                      DESCRIPTION OF THE TRUST AND FUNDS

      The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Effective December 16, 2002, the Trust changed its name from "MPAM Funds Trust" to its current name and each Fund deleted "MPAM" and substituted "Mellon" in its name and renamed its MPAM shares "Class M" shares.

      The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. As with other mutual funds, there is no assurance that a Fund will achieve its investment objective.

      Mellon Fund Advisers, a division of The Dreyfus Corporation
("Dreyfus"), serves as each Fund's investment manager (the "Investment
Adviser")

      Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of each Fund's shares.

                       THE FUNDS AND THEIR INVESTMENTS

      The following information supplements and should be read in conjunction with the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus. The following summaries briefly describe the portfolio securities in which the Funds can invest and the investment techniques they can employ. Additional information about these portfolio securities and investment techniques is provided under "The Funds' Investments, Related Risks and Limitations."

                            DOMESTIC EQUITY FUNDS

      Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, and Mellon Small Cap Stock Fund are sometimes referred to herein as the "Domestic Equity Funds."

      MELLON LARGE CAP STOCK FUND seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500").

      The Fund may invest in the following portfolio securities: common stock, foreign securities including American Depositary Receipts ("ADRs") and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

      MELLON INCOME STOCK FUND seeks to exceed the total return performance of the Russell 1000(TM) Value Index over time.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, corporate obligations, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

      MELLON MID CAP STOCK FUND seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400").

      The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.

      MELLON SMALL CAP STOCK FUND seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600").

      The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.

                          INTERNATIONAL EQUITY FUNDS

      Mellon International Fund and Mellon Emerging Markets Fund are sometimes referred to herein as the "International Equity Funds."

      MELLON INTERNATIONAL FUND seeks long-term capital growth.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, Global Depositary Receipts ("GDRs"), and New York Shares, illiquid securities, other investment companies, exchange-traded funds, warrants, foreign bank deposit obligations, and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

      MELLON EMERGING MARKETS FUND seeks long-term capital growth.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, GDRs, and New York Shares, foreign government obligations, securities of supranational entities, illiquid securities, other investment companies, exchange-traded funds, foreign bank deposit obligations, and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

                              TAXABLE BOND FUNDS

      Mellon Bond Fund, Mellon Intermediate Bond Fund, and Mellon Short-Term U.S. Government Securities Fund are sometimes referred to herein as the "Taxable Bond Funds."

      MELLON BOND FUND seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. MELLON INTERMEDIATE BOND FUND seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level.

      Each Fund may invest in the following portfolio securities: corporate obligations, government obligations, variable and floating rate securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, convertible securities, zero coupon, pay-in-kind and step-up securities, preferred stock, illiquid securities, foreign securities, other investment companies, and money market instruments. Mellon Intermediate Bond Fund may also invest in municipal bonds, municipal notes, and municipal commercial paper.

      Each Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.

      MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital.

      The Fund may invest in the following portfolio securities: government obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), illiquid securities, other investment companies and money market instruments.

      The Fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to a change in interest rates, as well as stripped mortgage-backed securities which do not bear interest.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, and mortgage dollar rolls.

                             MUNICIPAL BOND FUNDS

      Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are sometimes referred to herein as the "Municipal Bond Funds."

      MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND and MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND each seeks to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. Each Fund seeks to achieve its objective by investing primarily in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal income tax ("Municipal Obligations"). Each Fund may invest in Municipal Obligations that are of "investment grade" quality at the time of purchase.

      As a fundamental policy, each Fund invests, under normal market conditions, a minimum of 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations. However, each Fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the alternative minimum tax (a "Tax Preference Item"), and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, each Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.


      Each Fund may invest in the following portfolio securities: Municipal Obligations, including municipal bonds, municipal notes, municipal commercial paper, municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.


      Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. A Fund's use of certain of these investment techniques may give rise to taxable income.

      MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

      As a fundamental policy, Mellon Pennsylvania Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal and Pennsylvania personal income taxes (collectively, "Pennsylvania Municipal Obligations"). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Pennsylvania, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Pennsylvania personal income taxes or both.

      As a fundamental policy, Mellon Massachusetts Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal and Massachusetts personal income taxes (collectively, "Massachusetts Municipal Obligations"). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Massachusetts, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Massachusetts personal income taxes or both.

      In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

      Each Fund may invest in the following portfolio securities: Municipal Obligations, including municipal bonds, municipal notes, municipal commercial paper, and municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, custodial receipts, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.

      Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. A Fund's use of certain of these investment techniques may give rise to taxable income.

                                BALANCED FUND

      MELLON BALANCED FUND seeks long-term growth of principal in conjunction with current income. The Fund may invest in individual equity and debt securities of the types in which Mellon Large Cap Stock Fund and Mellon Bond Fund may invest, and in shares of Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, and Mellon Emerging Markets Fund, as well as in money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.

                                 MONEY MARKET FUNDS

      Mellon Money Market Fund and Mellon National Municipal Money Market Fund are sometimes referred to herein as the "Money Market Funds."
      Each Money Market Fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share. To do so, each Money Market Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, each Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and invest only in U.S. dollar-denominated securities with remaining maturities of 397 days or less and which are determined to be of high quality with minimal credit risk in accordance with procedures adopted by the Trust's Board of Trustees (the "Board"). In determining whether a security is of high quality with minimal credit risk, the Investment Adviser must consider whether the security is rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations or determined to be of comparable quality by the Investment Adviser in accordance with requirements of these procedures. These procedures are reasonably designed to assure that the prices determined by the amortized cost valuation will approximate the current market value of each Money Market Fund's securities. In accordance with Rule 2a-7, each Money Market Fund generally will not invest more than 5% of its assets in the securities of any one issuer.

      MELLON MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

      The Fund may invest in the following portfolio securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including Treasury Bills, Treasury Notes and Treasury Bonds), bank obligations (including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic or foreign banks or their subsidiaries or branches), repurchase agreements and tri-party repurchase agreements, asset-backed securities, high-grade commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest, taxable municipal obligations, including those with floating or variable rates of interest, illiquid securities and other investment companies. Such securities at the time of purchase must be: (i) backed by the full faith and credit of the United States, or (ii) rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), or if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated or are of comparable quality, as determined by the Investment Adviser under procedures established by the Board.

      The Fund may use the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements and derivatives instruments (including participation interests, tender option bonds and custodial receipts) that are consistent with the Fund's investment objective and policies and comply with the diversification standards of Rule 2a-7.

      MELLON NATIONAL MUNICIPAL MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing primarily in short-term debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax and which obligations at the time of purchase: (i) are backed by the full faith and credit of the United States, or (ii) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security) or if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated or are of comparable quality, as determined by the Investment Adviser under procedures established by the Board. Such short-term debt obligations are referred to herein collectively as "Municipal Securities."

      As a fundamental policy, the Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Securities. However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable money market obligations.

      The Fund may invest in the following portfolio securities: Municipal Securities, including municipal notes, short-term municipal bonds and municipal leases, floating and variable rate obligations, including variable amount master demand notes, stand-by commitments, bank obligations, Eurodollar certificates of deposit and time deposits, Yankee-Dollar certificates of deposit, corporate obligations, government obligations, repurchase agreements, tax-exempt commercial paper, foreign securities, illiquid securities and other investment companies.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements and derivatives instruments (including tax-exempt participation interests, tender option bonds and custodial receipts) that are consistent with the Fund's investment objective and policies and comply with the diversification standards of Rule 2a-7. A Fund's use of certain of these investment techniques may give rise to taxable income.

                         CLASSIFICATION OF THE FUNDS

      Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon Balanced Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund are "diversified," as defined in the 1940 Act, which means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

      The Municipal Bond Funds are classified as "non-diversified," as defined under the 1940 Act, and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Because it is non-diversified, a Municipal Bond Fund's share price may fluctuate to a greater degree in response to changes in the financial condition or in the market's assessment of an individual issuer in which the Fund invests than if the Fund were diversified. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company." To qualify, among other requirements, a Fund will be required to limit its investments so that at the close of each quarter of its taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the Fund's taxable year.


            THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following information supplements and should be read in conjunction with the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus and the section entitled "The Funds and Their Investments" above, concerning the Funds' investments, related risks and limitations. Except as otherwise indicated in the relevant Prospectus or this SAI, the Funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

CERTAIN PORTFOLIO SECURITIES

      ADRS, NEW YORK SHARES AND GDRS. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that are issued for trading in the United States. GDRs are negotiable certificates evidencing ownership of a company's shares and are available for purchase in markets other than the market in which the shares themselves are traded. GDRs allow purchasers to gain exposure to companies that are traded on foreign markets without having to purchase the shares directly in the market in which they are traded.

      ADRs, New York Shares and GDRs are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See "Foreign Bank Deposits and Foreign Securities."

      ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. As discussed at greater length below under "Mortgage-Related Securities," asset-backed securities are subject to the risk of prepayment. The risk that recovery or repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

      COMMON STOCK. Common stock represents an equity or ownership interest in the issuer of the stock. If the issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of holders of common stock against assets of the issuer.

      PREFERRED STOCK. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.

      CONVERTIBLE SECURITIES. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      CORPORATE OBLIGATIONS. The relevant Funds, other than the Money Market Funds, may purchase corporate obligations rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated, of comparable quality as determined by the Investment Adviser. Securities rated Baa by Moody's or BBB by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by S&P exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories.

      Each Money Market Fund may invest in corporate obligations that have received a short-term rating from Moody's or S&P in one of the two highest short-term rating categories, or that have been issued by an issuer that has received a short-term rating from Moody's or S&P in one of the two highest short-term ratings categories with respect to a class of debt obligations that is comparable in priority and security with the obligation in which the Fund invests. Each Money Market Fund may also invest in unrated corporate obligations that are of comparable quality to the foregoing obligations, as determined by the Investment Adviser. A Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

      ECDS, ETDS AND YANKEE CDS. Each Money Market Fund may purchase Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a domestic bank or a foreign bank, and Yankee-Dollar certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. See "Foreign Bank Obligations and Foreign Securities" and "Bank Obligations."

      FOREIGN BANK DEPOSIT OBLIGATIONS AND FOREIGN SECURITIES. The relevant Funds may purchase securities of foreign issuers and may invest in foreign currencies and deposit obligations of foreign banks. Investment in such foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities. Evidence of ownership of portfolio securities may be held outside of the United States, and a Fund may be subject to the risks associated with holding such property overseas.

      FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The relevant Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Adviser to be of comparable quality to the other obligations in which the Funds may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      GOVERNMENT OBLIGATIONS. U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

      Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are:
Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Fannie Mae). No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

      ILLIQUID SECURITIES. No Fund will knowingly invest more than 15% and, in the case of each of Mellon Money Market Fund and Mellon National Municipal Money Market Fund, 10%, of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser pursuant to guidelines established by the Board. The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom.
Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Funds or other holder. As described in "Municipal Obligations," liquidity determinations for municipal lease obligations and certificates of participation in municipal lease obligations may also be made by the Investment Adviser.

      INITIAL PUBLIC OFFERINGS ("IPOS"). An IPO is a corporation's first offering of stock to the public. The prices of securities issued in IPOs can be very volatile. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.

      MONEY MARKET INSTRUMENTS. Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper. A Fund may purchase money market instruments when it has cash reserves. Where indicated for a Fund in its Prospectus, purchases of money market instruments in excess of cash reserves will be limited to periods when the Investment Adviser determines that adverse market conditions exist, during which the Fund may adopt a temporary defensive position by investing some or all of its assets in money market instruments.

      BANK OBLIGATIONS. Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

      Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

      COMMERCIAL PAPER. Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The commercial paper purchased by a Fund, other than Mellon Money Market Fund and Mellon National Municipal Money Market Fund, will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch Ratings ("Fitch"); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

      (Mellon Money Market Fund and Mellon National Municipal Money Market Fund only) The commercial paper purchased by a Fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund. The other corporate obligations in which a Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).

      REPURCHASE AGREEMENTS. The relevant Funds may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. A custodian employed in connection with a tri-party repurchase transaction will have custody of, and will segregate securities acquired by a Fund under a repurchase agreement. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

      MORTGAGE-RELATED SECURITIES.

      ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustments based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

      COLLATERALIZED MORTGAGE POOLS. Collateralized mortgage pool securities are a form of derivative composed of interests in pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interest in real estate mortgage investment conduits ("REMICs"), and ARMs.

      RESIDENTIAL MORTGAGE-RELATED SECURITIES. Residential mortgage-related securities represent participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

      MORTGAGE PASS-THROUGH CERTIFICATES. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. This is not a guarantee against market decline of the value of these securities or the shares of a Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payments of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, securities dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Private issue mortgage certificates are pass-through securities structured in a similar fashion to Ginnie Maes, Fannie Maes, and Freddie Macs. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

      The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the underlying mortgages.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs in which a Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs or (c) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. A Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction of an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. A Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.
      As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

      COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including but not limited to retail, office or industrial properties, hotels, health-care facilities and multi-family residential properties. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individual commercial borrowers, which can depend in turn on rent payments from tenants in secured properties, either of which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on commercial mortgage-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-backed securities, commercial mortgage-backed securities are subject to the risks of prepayment. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities, however, is greater than is the case for non-multifamily residential mortgage-backed securities.

      TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on mortgage-related securities to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) loss protection and (2) liquidity protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on investment in such a security.

      MUNICIPAL OBLIGATIONS.

      GENERAL. Unless otherwise specified, "Municipal Obligations," when referred to below, include Pennsylvania Municipal Obligations, with respect to Mellon Pennsylvania Intermediate Municipal Bond Fund, Massachusetts Municipal Obligations, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, and Municipal Securities, with respect to Mellon National Municipal Money Market Fund. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain private activity bonds issued by or on behalf of public authorities. Municipal Obligations include general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which for each Fund (other than Mellon National Municipal Money Market Fund) may be determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.
Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

      Municipal Obligations may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. The latter is likely to be the case with respect to investments of Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties.

      Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

      Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as the Investment Adviser believes the quality of these instruments meets the Fund's quality standards.

      MUNICIPAL BONDS. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classifications of general obligation bonds, revenue bonds and private activity bonds are discussed below.

      1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest.

      2. Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      3. Private Activity Bonds. Private activity bonds, which are considered Municipal Obligations if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under "Dividends, Other Distributions and Taxes," interest income on these bonds may be a Tax Preference Item.

      MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal notes include:

      1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

      3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

      MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. A Money Market Fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank. The quality of the issuer of such letter of credit or guarantee, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal and accrued interest of such obligations under the credit enhancement feature. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation and, in the case of a Money Market Fund, 10% limitation, on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless the Investment Adviser shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

      In evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Investment Adviser to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Investment Adviser may deem relevant.

      Mellon National Municipal Money Market Fund may purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the Fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the Fund. Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party." The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Investment Adviser anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the Fund's right to require the remarketing party to purchase or remarket the obligation are that the Fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the Fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the Fund to meet the Fund's liquidity needs, and (3) the governmental issuer has not notified the Fund of a termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of Mellon National Municipal Money Market Fund under certain conditions to provide liquidity if share redemptions of the Fund exceed purchases of the Fund's shares. The Fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Investment Adviser's opinion are capable of meeting their obligations to the Fund. The Investment Adviser will regularly monitor the ability of remarketing parties to meet their obligations to the Fund. The Fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The Fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The Fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from Mellon National Municipal Money Market Fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the Fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the Fund's municipal lease obligations may not be covered by remarketing agreements. The Fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Investment Adviser at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Investment Adviser to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Investment Adviser determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation. Changes in the credit quality of the issuer of the letter of credit or insurance policy or other party to a remarketing agreement could cause losses to the Fund and adversely affect its share price.

      TAX-EXEMPT PARTICIPATION INTERESTS. The relevant Funds may purchase from financial institutions tax-exempt participation interests in Municipal Obligations (such as private activity bonds and municipal lease obligations). A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. government securities. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      TENDER OPTION BONDS. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% and, in the case of a Money Market Fund, 10%, of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations. The quality of the underlying creditor or of the third-party provider of the tender option, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

      A Fund will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, a Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      VARIABLE AND FLOATING RATE DEMAND NOTES. Variable and floating rate demand notes and bonds are tax-exempt obligations that ordinarily have stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Funds to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Funds, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and generally there is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Funds will meet the quality criteria established for the purchase of Municipal Obligations.

      CUSTODIAL RECEIPTS. (Municipal Bond Funds and Money Market Funds only) The Funds may purchase securities, frequently referred to as "custodial receipts," representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The two classes have different characteristics, but in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate is also adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations.
The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Funds also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. The custodial receipts and the underlying Municipal Obligations are often subject to credit or liquidity enhancement provided by third-party banks, broker-dealers or other financial institutions. The quality of the underlying creditor or of such bank, broker-dealer or other financial institution, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of such banks, broker-dealers or other financial institutions responsible for paying the amounts due on those obligations and under such credit or liquidity enhancement.

      OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Under the 1940 Act, a Fund's investment in securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Securities Lending."

      EXCHANGE-TRADED FUNDS. (Domestic Equity Funds, International Equity Funds and Mellon Balanced Fund only) The Funds may invest in shares of exchange-traded investment companies (collectively, "ETFs"), which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

      The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

      STAND-BY COMMITMENTS. Each Municipal Bond Fund and Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. A Fund (other than a Money Market Fund) also may acquire call options on specific Municipal Obligations. A Fund generally would purchase these call options to protect a Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Fund of a call option that it owns on a specific Municipal Obligation could result in its receipt of taxable income.

      TAXABLE INVESTMENTS. (Mellon Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund only) Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Although each Fund's goal is to provide income exempt from Federal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal income taxes. Because each Fund's goal is to provide income exempt from Federal income tax, it will invest in taxable obligations only if and when the Investment Adviser believes it would be in the best interests of the Fund's shareholders to do so.

      (Mellon Pennsylvania Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund's goal is to provide income exempt from Federal and Pennsylvania personal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal and Pennsylvania personal income taxes.

      (Mellon Massachusetts Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund's goal is to provide income exempt from Federal and Massachusetts personal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal and Massachusetts personal income taxes.

      (Mellon National Municipal Money Market Fund only) The Fund anticipates being as fully invested as practicable in Municipal Securities. Although the Fund's goal is to provide income exempt from Federal personal income taxes, it may invest up to 20% of its net assets in money market obligations that pay income subject to Federal personal income taxes.

      Situations in which a Fund may invest in taxable securities include:
(a) pending investment of proceeds of sales of shares of the Funds or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its net assets in Federally taxable securities to maintain a "defensive" posture when, in the opinion of the Investment Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, a Fund may invest in the kinds of taxable securities described above under "Money Market Instruments."

      Dividends paid by a Fund that are attributable to income earned by the Fund from taxable investments will be taxable to investors. See "Dividends, Other Distributions and Taxes."

      VARIABLE AND FLOATING RATE SECURITIES. The relevant Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate, which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

      WARRANTS. A warrant gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Zero coupon securities are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind securities are bonds which generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities.
The Code requires the holder of these securities to accrue income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, a Fund may be required to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

INVESTMENT TECHNIQUES

      In addition to the principal investment strategies discussed in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus, to the extent indicated above under "The Funds and Their Investments," a Fund may utilize the investment techniques described below. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. A Fund's use of certain of these investment techniques may give rise to taxable income.

      BORROWING MONEY. The Funds are permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

      FOREIGN CURRENCY TRANSACTIONS. (Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Balanced Fund only) The Funds may engage in currency exchange transactions on a spot or forward basis. The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

      A Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency.

      Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser anticipates. There is no assurance that the Investment Adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

      FOREIGN CURRENCY STRATEGIES - SPECIAL CONSIDERATIONS. The relevant Funds may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund may seek to hedge against changes in the value of particular currency by using various techniques. In some such cases, a Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors. Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CONTRACTS. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. A Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges - for example, a Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges, for example, a Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

      The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      FORWARD ROLL TRANSACTIONS. (Taxable Bond Funds only) To enhance current income, the Taxable Bond Funds may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, a Fund sells mortgage-related securities to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools or mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, typically repurchase agreements, and the income from these investments, together with any additional fee income received on the sale is expected to generate income for a Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the purchase price of those securities. A Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).
      The Taxable Bond Funds may enter into mortgage "dollar rolls" in which a Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by the Fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a Fund's borrowings and other senior securities.

      FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS.
      -------------------------------------------------

      GENERAL. The relevant Funds may purchase and sell various financial instruments ("Derivative Instruments"), including financial futures contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, collars and floors. The index Derivative Instruments which a Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of a Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security, or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intend to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Dividends, Distributions and Taxes."


      Neither the Trust nor any of the Funds will be a commodity pool. In addition, the Trust has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


      In addition to the instruments, strategies and risks described below and in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus, the Investment Adviser expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as the Investment Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. The Investment Adviser may utilize these opportunities to the extent that they are consistent with a Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

      SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, a Fund could suffer a loss. In either such case, a Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

      (5) The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

      COVER FOR DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments may expose the relevant Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside permissible liquid assets in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

      When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

      Futures strategies also can be used to manage the average duration of a Fund's fixed income portfolio. If the Investment Adviser wishes to shorten the average duration of a Fund's fixed income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Adviser wishes to lengthen the average duration of a Fund's fixed income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Funds intend to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.
Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

      Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, a Fund would expect to suffer a loss.

      Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the investment at more than its market value.

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value and a Fund would experience losses to the extent of premiums paid for them.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market. A Fund will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

      A Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund's net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

      Generally, the OTC debt and foreign currency options used by a Fund are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. A Fund may write only covered call options on securities. A call option is covered if a Fund owns the underlying security or a call option on the same security with a lower strike price.

      The relevant Funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. The relevant Funds may invest in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

      An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the GNMA and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

      The purpose of the acquisition or sale of a municipal bond index futures contract by a Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

      Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

      There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. There can be no assurance that there will be a correlation between movements in the price of the underlying instruments of the municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

      Although the Funds intend to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

      If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


      The ability of a Fund to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to regulated investment companies. See "Dividends, Distributions and Taxes" below.


      The relevant Funds may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

      A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on both municipal bond index and interest rate futures contracts. The Funds will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.

      A Fund may purchase options when the Investment Adviser believes that interest rates will increase and consequently the value of the Fund's portfolio securities will decrease. A Fund may enter into futures contracts to buy an index or debt security or may purchase call options when the Investment Adviser anticipates purchasing portfolio securities at a time of declining interest rates.

      Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Investment Adviser, which could prove to be inaccurate. Even if the Investment Adviser's expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

      The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund's total assets, after taking into account unrealized profits and losses on any existing contracts.

      Any income earned by the Funds from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made by the Municipal Bond Funds only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

      FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

      REVERSE REPURCHASE AGREEMENTS. The relevant Funds may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of a Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

      SECURITIES LENDING. Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Each Fund may participate in a securities lending program operated by Mellon Bank, N.A. ("Mellon Bank"), as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

      SHORT-SELLING. In these transactions, the International Equity Funds and Mellon Short-Term Government Securities Fund may sell securities they do not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.


      Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale that results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. A Fund also may make short sales "against the box," in which a Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box.


      Until a Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      SWAPS, INTEREST RATE LOCKS, CAPS, COLLARS AND FLOORS. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      The Municipal Bond Funds also may enter into interest rate lock transactions. In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

      A Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      A Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

      The Funds understand that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

      FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. New issues of U.S. Treasury, other government securities and Municipal Obligations are often offered on a forward commitment or when-issued basis. This means that delivery and payment for the securities normally will take place approximately 3 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a forward commitment or when-issued basis are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on each Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

      When payment for forward commitment or when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of such forward commitment or when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


      To secure advantageous prices or yields, a Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. A Fund will segregate permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.


      Securities purchased on a forward commitment, when-issued or delayed-delivery basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of changes in the creditworthiness of the issuer and the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, I.E., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment, when-issued or delayed-delivery basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

SPECIAL FACTORS AFFECTING THE FUNDS

      CERTAIN INVESTMENTS. From time to time, to the extent consistent with relevant investment objectives, policies and restrictions, a Fund may invest in securities of companies with which Mellon Bank, the parent company of Dreyfus, has a lending relationship.


      CREDIT ENHANCEMENTS. Certain instruments in which the relevant Funds may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by the Investment Adviser to be comparable in quality to the two highest quality ratings of Moody's, S&P or Fitch. Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund's portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.


      EQUITY SECURITIES. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

      The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

      FIXED-INCOME SECURITIES. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Securities rated Baa by Moody's and BBB by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix C" for a summary of bond ratings.

      FOREIGN SECURITIES. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, a Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

      The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S.
dollar. If a Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     LOWER-RATED BONDS. See "Appendix C" for a general description of Moody's, S&P and Fitch ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, you should be aware that the market values of bonds below investment grade tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by S&P, Moody's and Fitch to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there may be no established retail secondary market for some of these securities, it is possible that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      Lower-rated bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds. Zero coupon, or delayed interest bonds, carry an additional risk in that unlike an investment in bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of the bonds are sold, and if the issuer defaults, the Fund may obtain no return at all on its investment.

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities can be complex Derivative Instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercials mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

      In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security.
Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments of a Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

      MUNICIPAL OBLIGATIONS. The relevant Funds may invest more than 25% of the value of their total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, a Fund may be subject to greater risk as compared to a fund that does not follow this practice.

      Certain municipal lease obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property. A Money Market Fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.

Certain Code provisions relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, a Fund would treat that security as a permissible Taxable Investment within the applicable limits set forth herein.

       PENNSYLVANIA MUNICIPAL OBLIGATIONS AND MASSACHUSETTS MUNICIPAL OBLIGATIONS. An investor in Mellon Pennsylvania Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Pennsylvania Municipal Obligations, as described in "Appendix A," and an investor in Mellon Massachusetts Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Massachusetts Municipal Obligations, as described in "Appendix B".

       PORTFOLIO MATURITY. (Taxable Bond Funds, other than Mellon Bond Fund, and Municipal Bond Funds only) Under normal market conditions, the average effective portfolio maturity is generally expected to be between three and ten years, with respect to Mellon Intermediate Bond Fund, Mellon National Intermediate Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, and less than three years, with respect to Mellon Short-Term U.S. Government Securities Fund and Mellon National Short-Term Municipal Bond Fund. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

       PORTFOLIO SECURITIES. The average distribution of investments (at value) in Municipal Obligations by ratings for each of the Municipal Bond Funds indicated below and for Mellon National Municipal Money Market Fund for the fiscal year ended August 31, 2003 (except as noted), computed on a monthly basis, was a follows:

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

FITCH          or        MOODY'S      or      S&P             PERCENTAGE
------                   -------              ---             ----------
AAA                      Aaa                  AAA               53.6%
AA                       Aa                   AA                23.4
A                        A                    A                 12.6
BBB                      Baa                  BBB                4.3
F-1                      MIG 1, P-1           SP-1, A-1          4.9
Not Rated                Not Rated            Not Rated          1.2*
                                                                -----
Total                                                          100.0%

*Those securities which are not rated have been determined by the Investment Adviser to be of comparable quality to securities in the following rating category: Baa/BBB (1.2%).
------------------------------------------------------------------------------

MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND

FITCH          or   MOODY'S         or       S&P              PERCENTAGE
------              -------                  ---              ----------
AAA                 Aaa                      AAA                46.0%
AA                  Aa                       AA                 28.2
A                   A                        A                    8.0
BBB                 Baa                      BBB                  3.6
F-1                 MIG 1, P-1               SP-2, A-2          14.2

Total                                                           100.0%
                                                                ======

MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

FITCH          or   MOODY'S          or       S&P              PERCENTAGE
------              -------                   ---              ----------
AAA                 Aaa                       AAA                64.6%
AA                  Aa                        AA                 22.4
A                   A                         A                    8.2
BBB                 Baa                       BBB                  1.9
F-1                 MIG 1, P-1                SP-1, A-1            1.6
Not Rated           Not Rated                 Not Rated            1.3*

Total                                                            100.0%
                                                                 ======

------------------------------------------------------------------------------
*Those securities which are not rated have been determined by the Investment
 Adviser to be of comparable quality to securities in the following rating category: Baa/BBB (1.3%).

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND1
-----------------------------------------------------

FITCH          or   MOODY'S          or        S&P              PERCENTAGE
------              -------                    ---              ----------
AAA                 Aaa                        AAA                65.9%
AA                  Aa                         AA                 20.9
A                   A                          A                    3.0
BBB                 Baa                        BBB                  6.0
F-1                 MIG 1, P-1                 SP-1, A-1            3.1
Not Rated           Not Rated                  Not Rated            1.1*

Total                                                             100.0%
                                                                  ======
----------------
1 For the period September 9, 2002 (date the Fund began offering shares for sale to investors) through
  August 31, 2003.
* Those securities which are not rated have been determined by the Investment Adviser to be of comparable quality to securities in the following rating category: Baa/BBB (1.1%).

MELLON NATIONAL MUNICIPAL MONEY MARKET FUND1
-------------------------------------------

FITCH          or   MOODY'S          or       S&P              PERCENTAGE
------              -------                   ---              ----------
F-1+/F-1            P-1                        A-1+/A-1            94.3%
AAA/AA              Aaa/Aa                    AAA/AA                5.7

Total                                                            100.0%
                                                                 ======
-----------
1 For the period June 2, 2003 (date the Fund began offering shares for sale to investors) through August 31, 2003.



      The actual distribution of a Fund's investment in such securities by ratings on any given date will vary. In addition, the distribution of a Fund's investments by rating as set forth above should not be considered as representative of that Fund's future portfolio composition.

      RATINGS AS INVESTMENT CRITERIA. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P, Moody's and Fitch, represent the opinions of these agencies as to the quality of obligations that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Investment Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in "Appendix C" to this SAI.

      After being purchased by a Fund (other than a Money Market Fund), the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, the Investment Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies. For a discussion of special risks that are associated with bonds not rated investment grade, see "Lower Rated Bonds."

      If, subsequent to being purchased by a Money Market Fund, (a) an issue of rated Municipal Obligations or Municipal Securities ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one rating organization), or the Board determines that it is no longer of comparable quality; or (b) the Investment Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund `s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Investment Adviser becoming aware of the new rating and the Fund's Board is subsequently notified of the Investment Adviser's action.


      SIMULTANEOUS INVESTMENTS. Investment decisions for the Funds are made independently from those of other investment companies advised by the Investment Adviser. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Funds, available investments or opportunities for sales will be allocated equitably to each investment company. Pursuant to written trade allocation procedures, portfolio managers and trading desks for the Trust's equity and fixed income Funds will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Funds or the price paid or received by the Funds. Each such Fund, together with other investment companies advised by the Investment Adviser and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.


MASTER/FEEDER OPTION

      The Trust may in the future seek to achieve a Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Board determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

INVESTMENT RESTRICTIONS


      FUNDAMENTAL. The policy of each of Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, of Mellon Pennsylvania Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Obligations, of Mellon Massachusetts Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Massachusetts Municipal Obligations and of Mellon National Municipal Money Market Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Securities is a fundamental policy of each of the respective Funds (as to each Municipal Bond Fund and Mellon National Municipal Money Market Fund, the "Fundamental Policy"). In addition, the following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations, and each Municipal Bond Fund and Mellon National Municipal Money Market Fund may not change its Fundamental Policy, without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:


      The following Investment Restriction No. 1 does not apply to Mellon Money Market Fund:

      1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

      2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

      4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Purchase or sell commodities, except that a Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

      The following fundamental limitation does not apply to Mellon Pennsylvania Intermediate Municipal Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon National Intermediate Municipal Bond Fund, and Mellon National Short-Term Municipal Bond Fund.

      7. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      With respect to Mellon Money Market Fund only, the following fundamental investment restriction also applies:

      8. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes, the Fund may invest less than 25% of its assets in bank obligations.

      Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

      NON-FUNDAMENTAL. With respect to each of the Domestic Equity Funds, Mellon Emerging Markets Fund and each of the Taxable Bond Funds, the relevant Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, as described in the "Goal/Approach" section of the Class M and Investor Class Prospectus and the Dreyfus Premier Class Prospectus for the relevant Fund is a non-fundamental policy of each Fund, which may be changed without shareholder approval. However, a Fund will provide shareholders with at least 60 days' notice of any change in its policy to so invest 80% of its net assets. Each Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions also may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

      1. Each Fund (other than the Money Market Funds) will not invest more than 15%, and each Money Market will not invest more that 10%, of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, securities which may be resold under Rule 144A under the Act and municipal lease obligations and participations therein, provided that the Board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

      2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      3. The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short. This Investment Restriction has not been adopted with respect to Mellon International Fund, Mellon Emerging Markets Fund, and Mellon Short-Term U.S. Government Securities Fund.

      4. The Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

      5. The Fund will not purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to fundamental Investment Restriction No. 2 for each Fund, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

      If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.


                           MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS OF THE TRUST

      The Trust's Board is responsible for the management and supervision of each Fund, and approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

      Mellon Fund Advisers, a division of The
      Dreyfus Corporation....................                Investment Adviser

      Dreyfus Service Corporation............                       Distributor

      Dreyfus Transfer, Inc..................                    Transfer Agent

      Mellon Bank, N.A.......................           Custodian for the Funds
                                                    except Mellon International
                                                       Fund and Mellon Emerging
                                                                   Markets Fund


      Mellon Trust of New England, N.A.......              Custodian for Mellon
                                                         International Fund and
                                                   Mellon Emerging Markets Fund



TRUSTEES OF THE TRUST


      The Trust has a Board composed of seven Trustees. The following lists the Trustees and their positions with the Trust, their present and principal occupations during the past five years and other board memberships and affiliations. The Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk (*).



        NAME (AGE)           PRINCIPAL OCCUPATION DURING             OTHER BOARD MEMBERSHIPS
       TRUSTEE SINCE                 PAST 5 YEARS                       AND AFFILIATIONS
       -------------                 ------------                       ----------------
*Patrick J. O'Connor1 (60)   Attorney, Cozen and            Board of Consultors of Villanova
June 2000                    O'Connor, P.C. since 1973,     University School of Law, BOARD MEMBER
Also Chairman of the Board   including Vice Chairman        Temple University, TRUSTEE
since June 2000              since 1980 and Chief
                             Executive Officer and
                             President since 2001

Ronald R. Davenport2 (67)    Chairman of Sheridan           American Urban Radio Networks,
June 2000                    Broadcasting Corporation       CO-CHAIRMAN
                             since July1972                 Aramark Corporation, BOARD MEMBER

John L. Diederich (66)       Chairman of Digital Site       Continental Mills, a dry baking products
June 2000                    Systems, Inc., a privately     company, BOARD MEMBER
                             held software company
                             providing internet service
                             to the construction
                             materials industry, since
                             July 1998

Maureen D. McFalls (58)      Director of the Office of      Maglev, Inc., a company seeking a
June 2000                    Government Relations at        partnership between industry and
                             Carnegie Mellon University     government in Pennsylvania to create a
                             since January 2000             magnetically levitated high-speed
                                                            transportation system, BOARD MEMBER
                             Manager, Government            REPRESENTING CARNEGIE MELLON UNIVERSITY
                             Communications, of the
                             Software Engineering           Coro Center For Civic Leadership, BOARD
                             Institute at Carnegie Mellon   MEMBER
                             University from March 1994
                             to December 1999

Kevin C. Phelan (59)         Mortgage Banker, Meredith &    Greater Boston Chamber of Commerce,
June 2000                    Grew, Inc. since March 1978,   DIRECTOR
                             including Executive Vice       Fiduciary Trust, DIRECTOR
                             President and Director since   St. Elizabeth's Medical Center of
                             March 1998                     Boston, BOARD MEMBER
                                                            Providence College, TRUSTEE
                                                            Boston Municipal Research Bureau, BOARD
                                                            MEMBER
                                                            Boys and Girls Club of Boston, BOARD
                                                            MEMBER

Patrick J. Purcell (56)      Owner, President and           The American Ireland Fund, an
June 2000                    Publisher of The Boston        organization that raises funds for
                             Herald since February 1994     philanthropic projects in Ireland, VICE
                                                            CHAIRMAN
                             President and Founder,         The Genesis Fund, an organization that
                             jobfind.com, an employment     raises funds for the specialized care
                             search site on the world       and treatment of New England area
                             wide web, since July 1996      children born with birth defects, mental
                                                            retardation and genetic diseases, BOARD
                                                            MEMBER
                                                            United Way of Massachusetts Bay, BOARD
                                                            MEMBER
                                                            John F. Kennedy Library Foundation,
                                                            BOARD MEMBER
                                                            Greater Boston Chamber of Commerce,
                                                            BOARD MEMBER


Thomas F. Ryan, Jr. (62)     Retired since April 1999       Boston College, TRUSTEE
June 2000                                                   Brigham & Women's Hospital, TRUSTEE
                             President and Chief            New York State Independent System
                             Operating Officer of the       Operator, a non-profit organization
                             American Stock Exchange from   which administers a competitive
                             October 1995 to April 1999     wholesale market for electricity in New
                                                            York State, DIRECTOR


--------
1 Mr. O'Connor is considered an "interested person" of the Trust because the law firm of which he is a member, Cozen & O'Connor, P.C., has represented
  Mellon Bank and its affiliates in certain matters.
2 Mr. Davenport was considered an "interested person" of the Trust prior to
  September 1, 2003.

       Board members are elected to serve for an indefinite term. The Trust has standing audit, nominating and compensation committees, each comprised of its Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act. The function of the audit committee is to oversee the Trust's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Trust for election to the Trust's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Trust also has a standing pricing committee comprised of any one Trustee. The function of the pricing committee is to assist in valuing the Funds' investments. The audit, compensation and pricing committees met four times, three times and twice, respectively, during the fiscal year ended August 31, 2003. The nominating committee did not meet during the last fiscal year.

       The table below indicates the dollar range of each Trustee's ownership of Fund shares as of December 31, 2002.


                                 Mellon Large Cap         Mellon Income      Mellon Mid Cap
Name of Board Member                Stock Fund             Stock Fund          Stock Fund
----------------------------  ----------------------    ------------------  ----------------
Ronald Davenport                       None                   None                None
John Diederich                         None                   None                None
Patrick O'Connor                       None                   None                None
Thomas Ryan                            None                   None                None
Patrick Purcell                 $10,001 - $50,000       $10,001 - $50,000  $10,001 - $50,000
Kevin Phelan                    $50,001 - $100,000            None         $10,001 - $50,000
Maureen McFalls                        None                   None                None


  Name of Board Member    Mellon Small Cap        Mellon        Mellon Emerging    Mellon Bond
-------------------------    Stock Fund       International      Markets Fund         Fund
                          ---------------------    Fund        ----------------   -----------------
                                             ---------------
Ronald Davenport                None           $1 - $10,000          None         $1 - $10,000
John Diederich                  None               None              None             None
Patrick O'Connor                None               None              None             None
Thomas Ryan                     None               None              None             None
Patrick Purcell           $10,001 - $50,000    $1 - $10,000      $1 - $10,000         None
Kevin Phelan                    None         $10,001 -         $10,001 - $50,000      None
                                             $50,000
Maureen McFalls                 None               None              None             None


                                                 Mellon       Mellon National       Mellon
                               Mellon          Short-Term       Intermediate       National
  Name of Board Member      Intermediate          U.S.         Municipal Bond     Short-Term
---------------------------   Bond Fund        Government           Fund        Municipal Bond
                           --------------    Securities Fund  -------------------    Fund
                                             ------------------                 --------------------
Ronald Davenport                None          $1 - $10,000          None             None
John Diederich                  None              None              None             None
Patrick O'Connor                None              None              None             None
Thomas Ryan                     None              None              None             None
Patrick Purcell             $1 - $10,000          None              None             None
Kevin Phelan              $10,000 - $50,000       None              None             None
Maureen McFalls                 None              None              None             None

                           Mellon Pennsylvania                             Mellon Massachusetts
                               Intermediate                                    Intermediate
  Name of Board Member     Municipal Bond Fund     Mellon Balanced Fund    Municipal Bond Fund
-------------------------------------------------------------------------------------------------
Ronald Davenport                   None                    None                    None
John Diederich                over $100,000                None                    None
Patrick O'Connor                   None             $50,001 - $100,000             None
Thomas Ryan                        None                    None                    None
Patrick Purcell                    None                    None                    None
Kevin Phelan                       None                    None                    None
Maureen McFalls                    None                    None                    None



                                                     Mellon National      Aggregate Holdings of
                           Mellon Money Market       Municipal Money       Funds in the Mellon
  Name of Board Member             Fund                Market Fund                Funds
-------------------------------------------------------------------------------------------------
Ronald Davenport                   None                    None             $10,001 - $50,000
John Diederich                     None                    None               over $100,000
Patrick O'Connor                   None                    None             $50,001 - $100,000
Thomas Ryan                        None                    None                    None
Patrick Purcell                    None                    None             $50,001 - $100,000
Kevin Phelan                       None                    None               over $100,000
Maureen McFalls                    None                    None                    None



       None of the Trustees who is not an "interested person" of the Trust, as defined in the 1940 Act, or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor, as of December 31, 2002.

       The Trust pays its Board members an annual retainer of $35,000 and a per meeting fee of $3,000 ($500 per telephone meeting) and reimburses them for their expenses incurred when attending Board meetings. The aggregate amount of compensation paid to each Board member by the Trust for the fiscal year ended August 31, 2003 for all Funds comprising the Trust was as follows:

     NAME OF TRUSTEE          AGGREGATE COMPENSATION FROM THE TRUST#
     ---------------          --------------------------------------
Ronald R. Davenport                           $47,500
John L. Diederich                             $47,500
Maureen D. McFalls                            $47,500
Patrick J. O'Connor                           $44,500
Kevin C. Phelan                               $47,500
Patrick J. Purcell                            $44,000
Thomas F. Ryan Jr.                            $47,500
---------------------------
# Amount does not include reimbursed expenses for attending Board meetings, which amounted to $48,500 for the Trust.


OFFICERS OF THE TRUST


      LAWRENCE P. KEBLUSEK, PRESIDENT SINCE JUNE 2003. As Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Keblusek is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. Prior to joining Mellon, Mr. Keblusek was a Managing Director at Citigroup since 1995. He was previously Vice President of the Trust. He is 56 years old and has been employed by Mellon since August 2002.

       Mark N. Jacobs, VICE PRESIDENT SINCE JUNE 2000. Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977.

       CHRISTOPHER SHELDON, VICE PRESIDENT SINCE JUNE 2003. As director of Investment Strategy for Mellon's Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and investment product research. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon's Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He is 38 years old and has been employed by Mellon since January 1995.

      James Windels, TREASURER SINCE NOVEMBER 2001. Director-Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

      Jeff Prusnofsky, SECRETARY SINCE JUNE 2000. Associate General Counsel of Dreyfus, and an officer of 24 investment companies (comprised of 82 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since January 1986.

      Steven F. Newman, ASSISTANT SECRETARY SINCE JUNE 2000. Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

      Michael A. Rosenberg, ASSISTANT SECRETARY SINCE JUNE 2000. Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

      RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003. Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

      Gregory S. Gruber, ASSISTANT TREASURER SINCE JUNE 2000. Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since August 1981.

      ERIC NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002. Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

      ROBERT ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002. Senior Accounting Manager - Money Market Funds of Dreyfus, and an officer of 37 investment companies (comprised of 79 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since 1988.

      KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

      ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002. Senior Accounting Manager -- Equity Funds of Dreyfus, and an officer of 25 investment companies (comprised of 102 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

      WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.


      The address of each Trustee and officer of the Trust is 200 Park Avenue, New York, New York 10166.


      The Trust's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on December 10, 2003. See "Information About the Trust and Funds" for a list of shareholders known by the Trust to own of record 5% or more of a Fund's outstanding voting securities as of December 10, 2003.


                           MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. Mellon Fund Advisers is a division of Dreyfus, a wholly-owned subsidiary of Mellon. Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      INVESTMENT ADVISORY AGREEMENT. Pursuant to an Investment Advisory Agreement with the Trust (the "Investment Advisory Agreement"), the Investment Adviser provides investment management services to each Fund, including the day-to-day management of the Fund's investments.

      The Investment Advisory Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not "interested persons" of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the Fund respectively approve its continuance. The Trust may terminate the Investment Advisory Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days' written notice to the Trust. The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

      Each of the Funds has agreed to pay the Investment Adviser an investment advisory fee at the annual rate set forth in the table below.


                                                                         Investment advisory fee
                                                                         (as a percentage of
FUNDS                                                                    AVERAGE DAILY NET ASSETS)
-----                                                                    ------------------------
Mellon Large Cap Stock Fund                                              0.65%
Mellon Income Stock Fund                                                 0.65%
Mellon Mid Cap Stock Fund                                                0.75%
Mellon Small Cap Stock Fund                                              0.85%
Mellon International Fund                                                0.85%
Mellon Emerging Markets Fund                                             1.15%
Mellon Bond Fund                                                         0.40%
Mellon Intermediate Bond Fund                                            0.40%
Mellon Short-Term U.S. Government Securities Fund                        0.35%
Mellon National Intermediate Municipal Bond Fund                         0.35%
Mellon National Short-Term Municipal Bond Fund                           0.35%
Mellon Pennsylvania Intermediate Municipal Bond Fund                     0.50%
Mellon Massachusetts Intermediate Municipal Bond Fund                    0.35%
Mellon Balanced Fund                                                     *
Mellon Money Market Fund                                                 0.15%
Mellon National Municipal Money Market Fund                              0.15%
---------------
* The Mellon Balanced Fund has agreed to pay an investment advisory fee of 0.65% applied to direct investment in equity securities, 0.40% to direct investment in debt securities and
  0.15% to investments in money market instruments and the underlying funds that it invests in.



      For the fiscal periods ended August 31, 2001, 2002 and 2003 (except as indicated), the investment advisory fees payable by each Fund, other than Mellon Massachusetts Intermediate Municipal Bond Fund, to the Investment Adviser, the amounts waived by the Investment Adviser and the net investment advisory fees paid by the Funds were as follows:


                                                INVESTMENT ADVISORY FEES PAYABLE

FUNDS                                      2001             2002               2003
-----                                      ----             ----               ----

Mellon Large Cap Stock Fund             $13,324,574(1)   $10,900,495        $8,671,311
Mellon Income Stock Fund                 $4,593,189(1)   $ 3,480,946        $1,990,970
Mellon Mid Cap Stock Fund                $5,675,032(1)   $ 6,628,931        $7,381,462
Mellon Small Cap Stock Fund              $1,028,077(1)   $ 2,521,508        $3,586,376
Mellon International Fund                $2,763,443(1)   $ 3,773,207        $5,133,030
Mellon Emerging Markets Fund               $369,362(1)   $ 1,062,878        $2,810,275
Mellon Bond Fund                         $2,355,593(1)   $ 3,703,474        $3,647,454
Mellon Intermediate Bond Fund            $1,430,065(1)   $ 1,652,812        $1,840,181
Mellon Short-Term U.S. Government          $308,956(1)      $327,095         $ 419,721
Securities Fund
Mellon National Intermediate             $1,393,372(1)   $ 1,775,027        $2,333,384
Municipal Bond Fund
Mellon National Short-Term Municipal       $404,517(1)      $413,273         $ 628,531
Bond Fund
Mellon Pennsylvania Intermediate         $4,034,256(1)   $ 4,247,661        $3,974,957
Municipal Bond Fund
Mellon Balanced Fund                     $1,917,912(1)   $ 1,854,874        $1,645,244
Mellon Money Market Fund                $          -     $        -          $ 151,395(2)
Mellon National Municipal Money         $          -     $        -          $ 103,146(2)
Market Fund
---------------------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.
2 From June 2, 2003 (commencement of operations) through August 31, 2003.

                                                   REDUCTION IN INVESTMENT ADVISORY FEES

FUNDS                                                2001                   2002         2003
-----                                                ----                   ----         ----

Mellon Large Cap Stock Fund                          $ - 0 -(1)          $ - 0 -          $ - 0 -
Mellon Income Stock Fund                             $ - 0 -(1)          $ - 0 -          $ - 0 -
Mellon Mid Cap Stock Fund                            $ - 0 -(1)          $ - 0 -          $ - 0 -
Mellon Small Cap Stock Fund                          $ - 0 -(1)          $ - 0 -         $ 40,024
Mellon International Fund                            $ - 0 -(1)          $ - 0 -         $447,307
Mellon Emerging Markets Fund                         $101,746(1)        $167,294         $630,510
Mellon Bond Fund                                     $ - 0 -(1)          $ - 0 -         $141,999
Mellon Intermediate Bond Fund                        $ - 0 -(1)          $ - 0 -         $ 55,720
Mellon Short-Term U.S. Government                    $ - 0 -(1)          $ - 0 -          $ 7,144
Securities Fund
Mellon National Intermediate Municipal               $ - 0 -(1)          $ - 0 -         $ 73,436
Bond Fund
Mellon National Short-Term Municipal Bond Fund       $ - 0 -(1)          $ - 0 -         $ 54,690
Mellon Pennsylvania Intermediate Municipal           $ - 0 -(1)          $ - 0 -         $ 26,895
Bond Fund
Mellon Balanced Fund                                 $ - 0 -(1)          $ - 0 -          $ - 0 -
Mellon Money Market Fund                                -                 -               $ - 0-(2)
Mellon National Municipal Money Market Fund             -                 -               $ - 0-(2)
 -----------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.
2 From June 2, 2003 (commencement of operations) through August 31, 2003.

                                                    NET INVESTMENT ADVISORY FEES PAID

FUNDS                                                     2001             2002             2003
-----                                                     ----             ----             ----

Mellon Large Cap Stock Fund                            $13,324,574(1)   $10,900,495       $8,671,311
Mellon Income Stock Fund                                $4,593,189(1)    $3,480,946       $1,990,970
Mellon Mid Cap Stock Fund                               $5,675,032(1)    $6,628,931       $7,381,642
Mellon Small Cap Stock Fund                             $1,028,077(1)    $2,521,508       $3,546,352
Mellon International Fund                               $2,763,443(1)    $3,773,207       $4,685,723
Mellon Emerging Markets Fund                              $267,616(1)      $895,584       $2,179,765
Mellon Bond Fund                                        $2,355,593(1)    $3,703,474       $3,505,455
Mellon Intermediate Bond Fund                           $1,430,065(1)    $1,652,812       $1,784,461
Mellon Short-Term U.S. Government                         $308,956(1)      $327,095        $ 412,577
Securities Fund
Mellon National Intermediate Municipal                  $1,393,372(1)    $1,775,027       $2,259,948
Bond Fund
Mellon National Short-Term Municipal                      $404,517(1)      $413,273        $ 573,841
Bond Fund
Mellon Pennsylvania Intermediate Municipal              $4,034,256(1)    $4,247,661       $3,948,062
Bond Fund
Mellon Balanced Fund                                    $1,917,912(1)    $1,854,874       $1,645,244
Mellon Money Market Fund                                    -               -              $ 151,395(2)
Mellon National Municipal Money Market Fund                 -               -              $ 103,146(2)
 -----------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.
2   From June 2, 2003 (commencement of operations) through August 31, 2003.

      For the fiscal years ended June 30, 2001 and 2002, the two-month period ended August 31, 2002 and the fiscal year ended August 31, 2003, the investment advisory fees payable by Mellon Massachusetts Intermediate Municipal Bond Fund the Investment Adviser, the amounts waived by the Investment Adviser and the net investment advisory fees paid by the Fund were as follows:

                                                INVESTMENT ADVISORY FEES PAYABLE

                               Year               Year                Two Months              Year
                              Ended              Ended                  Ended                Ended
FUND                     June 30, 2001(1)  June 30, 2002(1)     August 31, 2002(1),(2)   August 31, 2003(3)
                            ----------------  ----------------     ----------------------   ------------------

Mellon Massachusetts
Intermediate Municipal
Bond Fund                      $626,019           $792,434              $151,129            $666,744
----------------------

1 Reflects amount payable by the Premier Massachusetts Fund.
2 Premier Massachusetts Fund changed its fiscal year end from June 30 to August 31.
3 Reflects amounts payable by the Premier Massachusetts Fund through September 6, 2002 and amounts payable by Mellon Massachusetts Intermediate Municipal Bond Fund thereafter.


                                                REDUCTION IN INVESTMENT ADVISORY FEES

                              Year               Year                Two Months                  Year
                              Ended              Ended                  Ended                    Ended
FUND                        June 30, 2001(1)  June 30, 2002(1)     August 31, 2002(1),(2)   August 31, 2003(3)
                            ----------------  ----------------     ----------------------   ------------------

Mellon Massachusetts
Intermediate Municipal
Bond Fund                         $-0-              $-0-                $-0-                       $150,317
-----------------------

1 For the Premier Massachusetts Fund.
2 Premier Massachusetts Fund changed its fiscal year end from June 30 to August 31.
3 Reflects reduction for Mellon Massachusetts Intermediate Municipal Bond Fund from September
  6, 2002 (commencement of operations) through August 31, 2003.

                                                NET INVESTMENT ADVISORY FEES PAID

                              Year               Year                Two Months                  Year
                              Ended              Ended                  Ended                    Ended
FUND                        June 30, 2001(1)  June 30, 2002(1)     August 31, 2002(1),(2)   August 31, 2003(3)
                            ----------------  ----------------     ----------------------   ------------------

Mellon Massachusetts
Intermediate Municipal
Bond Fund                       $626,019           $792,434             $151,129                $516,427

1 Reflects amount paid by the Premier Massachusetts Fund.
2 Premier Massachusetts Fund changed its fiscal year end from June 30 to August 31.
3 Reflects amounts paid by the Premier Massachusetts Fund through September 6, 2002 and amounts paid by Mellon Massachusetts Intermediate Municipal Bond Fund thereafter.




      The aggregate of the fees paid to the Investment Adviser for each Fund is not subject to reduction as the value of the Fund's net assets increases.


      The following persons are officers and/or directors of Dreyfus:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.


      The Investment Adviser manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trust's Board. The Investment Adviser is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Investment Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Investment Adviser.

      Mellon Bank, the parent company of Dreyfus, and its affiliates may have deposit, loan and commercial banking or other relationships with issuers of securities purchased by a Fund. The Investment Adviser has informed the Trust that in making investment decisions it does not obtain or use material inside information that Mellon Bank or its affiliates may possess with respect to such issuers.

      The Investment Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      The Investment Adviser's Code of Ethics (the "Ethics Code") subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund it advises. In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Ethics Code and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Ethics Code's preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      ADMINISTRATION AGREEMENT. Mellon Bank serves as administrator for the Funds pursuant to an Administration Agreement with the Trust. Pursuant to the Administration Agreement, Mellon Bank: supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.

      The Funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the Funds, in the aggregate:

      TOTAL ASSETS                                          ANNUAL FEE

      $0 to $6 billion                                       .15%
      Greater than $6 billion to $12 billion                 .12%
      Greater than $12 billion                               .10%


      For the fiscal periods ended August 31, 2001, 2002 and 2003 (except as indicated), the administration fees paid by each Fund to the Administrator, the amounts waived by the Administrator and the net fees paid by the Fund were as follows:


                                                  ADMINISTRATION FEES PAYABLE

FUNDS                                                2001(1)          2002              2003
-----                                                ----             ----              ----

Mellon Large Cap Stock Fund                      $2,964,413         $2,433,274        $1,914,304
Mellon Income Stock Fund                         $1,021,859          $ 777,121         $ 440,221
Mellon Mid Cap Stock Fund                        $1,094,772         $1,282,080        $1,415,313
Mellon Small Cap Stock Fund                       $ 175,049          $ 431,147         $ 604,732
Mellon International Fund                         $ 470,541          $ 644,017         $ 865,369
Mellon Emerging Markets Fund                       $46,552           $ 134,036         $ 348,853
Mellon Bond Fund                                  $ 850,597         $1,342,869        $1,309,763
Mellon Intermediate Bond Fund                     $ 522,431          $ 599,620         $ 660,373
Mellon Short-Term U.S. Government                 $ 132,889          $ 135,621         $ 171,985
Securities Fund
Mellon National Intermediate Municipal            $ 569,069          $ 735,899          $957,087
Bond Fund
Mellon National Short-Term Municipal              $ 167,186          $ 171,374          $257,582
Bond Fund
Mellon Pennsylvania Intermediate Municipal       $1,167,386         $1,232,911        $1,142,111
Bond Fund
Mellon Massachusetts Intermediate Municipal           -                 -              $267,1582
Bond Fund
Mellon Balanced Fund                              $ 512,169           $491,114          $442,377
Mellon Money Market Fund                              -                 -             $ 144,9563
Mellon National Municipal Money Market Fund           -                 -               $98,7513
 -----------------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.
2 From September 6, 2002 (commencement of operations) through August 31, 2003.
3 From June 2, 2003 (commencement of operations) through August 31, 2003.

                                                     REDUCTION IN ADMINISTRATION
                                                                 FEES

FUNDS                                                   2001(1)       2002            2003
-----                                                   ----          ----            ----

Mellon Large Cap Stock Fund                             $  -0-           $  -0-       $-0-
Mellon Income Stock Fund                                $  -0-           $  -0-       $-0-
Mellon Mid Cap Stock Fund                               $  -0-           $  -0-       $-0-
Mellon Small Cap Stock Fund                            $51,641          $72,710       $-0-
Mellon International Fund                             $274,986         $319,446       $-0-
Mellon Emerging Markets Fund                           $46,552         $134,036       $-0-
Mellon Bond Fund                                      $101,789         $213,893       $-0-
Mellon Intermediate Bond Fund                          $90,558          $90,034       $-0-
Mellon Short-Term U.S. Government                      $31,840          $37,908       $-0-
Securities Fund
Mellon National Intermediate Municipal                 $54,809          $54,304       $-0-
Bond Fund
Mellon National Short-Term Municipal                   $69,066          $61,009       $-0-
Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond        $84,893          $62,389       $-0-
Fund
Mellon Massachusetts Intermediate Municipal Bond         -          -                  $-0-2
Fund
Mellon Balanced Fund                                   $13,709          $ 7,601       $-0-
Mellon Money Market Fund                                 -                -           $-0-3
Mellon National Municipal Money Market Fund              -                -           $-0-3
------------------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.
2 From September 6, 2002 (commencement of operations) through August 31, 2003.
3 From June 2, 2003 (commencement of operations) through August 31, 2003.

                                               NET ADMINISTRATION FEES PAID

FUNDS                                             2001(1)          2002          2003
-----                                             ----             ----          ----

Mellon Large Cap Stock Fund                   $2,964,413       $2,433,274      $1,914,304
Mellon Income Stock Fund                      $1,021,859        $ 777,121       $ 440,221
Mellon Mid Cap Stock Fund                     $1,094,772       $1,282,080      $1,415,313
Mellon Small Cap Stock Fund                    $ 123,408        $ 358,437       $ 604,732
Mellon International Fund                      $ 195,555        $ 324,571       $ 865,369
Mellon Emerging Markets Fund                     $ -0              $            $ 348,853
                                                   -              -0-
Mellon Bond Fund                               $ 748,808       $1,128,976      $1,309,763
Mellon Intermediate Bond Fund                  $ 431,873        $ 509,586       $ 660,373
Mellon Short-Term U.S. Government              $ 101,049          $97,713       $ 171,985
Securities Fund
Mellon National Intermediate Municipal         $ 514,260        $ 681,595        $957,087
Bond Fund
Mellon National Short-Term Municipal           $ 98,120         $ 110,365       $ 257,582
Bond Fund
Mellon Pennsylvania Intermediate              $1,082,493       $1,170,522      $1,142,111
Municipal Bond Fund
Mellon Massachusetts Intermediate                  -           -               $ 267,1582
Municipal Bond Fund
Mellon Balanced Fund                           $ 498,460        $ 483,513        $442,377
Mellon Money Market Fund                           -               -            $144,9563
Mellon National Municipal Money Market Fund        -               -             $98,7513
 -----------------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.
2 From September 6, 2002 (commencement of operations) through August 31, 2003.
3 From June 2, 2003 (commencement of operations) through August 31, 2003.




       Mellon Bank, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain a qualified fiduciary, advisory, custody or other accounts with Mellon Bank, Mellon Trust of New England, N.A. ("Mellon Trust"), or their affiliates. Mellon Bank is also responsible for providing ongoing information and communication to Private Wealth Management Clients (as defined in "How to Buy Shares - General" below) regarding the Funds and their investment in the Funds.

       BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. In approving the current Investment Advisory Agreement between the Trust and the Investment Adviser and the Administration Agreement between the Trust and Mellon Bank, the Board considered a number of factors, including the nature and quality of the services provided by the Investment Adviser and Mellon Bank; the investment philosophy and investment approach as applied to the Funds by the Investment Adviser; the investment management expertise of the Investment Adviser in respect of the Funds' investment strategies; the personnel, resources and experience of the Investment Adviser and Mellon Bank; the Funds' performance history and the investment advisory fees paid to the Investment Adviser, and the administration fee paid to Mellon Bank, relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Investment Adviser's costs of providing services under the Investment Advisory Agreement and Mellon Bank's cost of providing services under the Administration Agreement; the relationship between the fees paid to the Investment Adviser under the Investment Advisory Agreement, to Mellon Bank under the Administration Agreement and to the Distributor under the Trust's Shareholder Services Plan, as that Plan is more particularly described in "Distribution and Shareholder Services Plans" below; the resources with regard to regulatory compliance of the Investment Adviser and Mellon Bank; the relative size of the Funds since their inception as series of a registered investment company and the possibilities of economies of scale; and ancillary benefits the Investment Adviser, Mellon Bank and Dreyfus may receive from their relationship with the Trust (including any soft dollars benefits received). The Board additionally considered that most of the accounts were fiduciary accounts maintained by Mellon Trust or Mellon Bank and that most of the assets were derived from these accounts, which previously had been held in common trust funds prior to becoming series of a registered investment company, as described under "Performance Information" below.


       In considering the foregoing, the Board consulted privately with its own independent counsel. The Board also met with counsel to the Trust and requested information from representatives of the Investment Adviser. The Board concluded that the approval of the Investment Advisory Agreement and Administration Agreement was in the best interests of shareholders.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from the assets of Dreyfus, including past profits but not including the investment advisory fee paid by a Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as distributor for the funds in the Dreyfus Family of Funds.


      CUSTODIAN. Mellon Bank, the parent of Dreyfus, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except Mellon International Fund and Mellon Emerging Markets Fund. Mellon Trust, One Boston Place, Boston, Massachusetts 02108, an indirect subsidiary of Mellon, acts as custodian for the investments of Mellon International Fund and Mellon Emerging Markets Fund. Under the custody agreements with the Trust, the custodians hold the Funds' portfolio securities and keep all necessary accounts and records. For its custody services, each custodian receives a monthly fee based on the market value of a Fund's assets held in custody and receives certain securities transaction charges.


      TRANSFER AND DIVIDEND DISBURSING AGENT. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

      EXPENSES. The Trust has adopted a Shareholder Services Plan with respect to the Investor class of each Fund. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of such Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.

      The Trust has adopted the Shareholder Services Plan and a Distribution Plan under Rule 12b-1 of the 1940 Act with respect to Dreyfus Premier shares of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (collectively, the "Dreyfus Premier Class Funds"). Under the Shareholder Services Plan, each Dreyfus Premier Class Fund pays the Distributor for the provision of certain shareholder services to holders of Dreyfus Premier shares a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to such Dreyfus Premier shares. Mellon Mid Cap Stock Fund also pays the Distributor a fee at the annual rate of 0.75% of the value of the average daily net assets of its Dreyfus Premier shares, and each of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund also pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund's average daily net assets attributable to such Dreyfus Premier shares, for distributing Dreyfus Premier shares under the Distribution Plan. See "Distribution and Shareholder Services Plan" below.

      The Investment Adviser and Mellon Bank bear all expenses in connection with the performance of their services under the Investment Advisory Agreement and Administration Agreement, respectively. All other expenses to be incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by the Investment Adviser or Mellon Bank.


                              HOW TO BUY SHARES

      GENERAL. The Funds, other than the Dreyfus Premier Class Funds, offer two classes of shares - Class M shares and Investor shares. Dreyfus Premier Class Funds offer three classes of shares - Class M shares, Investor shares and Dreyfus Premier shares. Class M shares, Investor shares and Dreyfus Premier shares differ as to the shareholder services offered to and the expenses borne by each class.


      Class M shares are generally offered only to: (1) Private Wealth Management clients of Mellon that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank or Mellon Trust, or their affiliates ("Private Wealth Management Clients"), with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as "Qualified Accounts"; (2) Mellon Balanced Fund, for investments by that Fund; (3) Trustees of the Trust; and (4) former shareholders of each other fund advised by the Investment Adviser or its affiliates that was reorganized into a Fund (each such other fund is hereinafter referred to as a "Reorganized Fund") who received MPAM shares (now designated Class M shares) of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such Fund, to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange. In addition, holders of shares of a Fund who were not Private Wealth Management Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase Class M shares of that Fund, for their then-existing accounts in that Fund ("Existing Accounts") to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange.

      Investor shares are generally offered only to: (1) Private Wealth Management Clients who terminate their relationship with Mellon Bank or Mellon Trust, or their affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not Private Wealth Management Clients, who receive a transfer of Fund shares from a Private Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund who received Investor shares of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Investor shares of such Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange. Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as "Individual Clients." Investor shares also may be offered to brokerage clients of Mellon Private Wealth Advisors ("MPWA"), a division of MBSC, LLC, an indirect subsidiary of Mellon ("MPWA Brokerage Accounts").


Dreyfus Premier shares are generally offered only to former shareholders of a Reorganized Fund who received Dreyfus Premier shares of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Dreyfus Premier shares of such Fund, to exchange into Dreyfus Premier shares of another Dreyfus Premier Class Fund or into Class B shares of another fund managed by the Investment Adviser or its affiliates, and to purchase additional shares of the same class of such funds into which they exchange. Dreyfus Premier shares are not available to new investors.

       Class M shares owned by Private Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Funds' Transfer Agent ("Mellon Accounts"). Class M shares held by persons other than Private Wealth Management Clients, Investor shares owned by Individual Clients and Dreyfus Premier shares will be held in separate accounts ("Individual Accounts"). Fund shares owned by MPWA Brokerage Clients also will be held in separate accounts ("MPWA Brokerage Accounts"). Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without an initial sales charge. A contingent deferred sales charge ("CDSC") is imposed, however, on certain redemptions of Dreyfus Premier shares as described in the Dreyfus Premier Class Prospectus and under "How to Redeem Shares - Contingent Deferred Sales Charge - Dreyfus Premier Shares" below. The Funds reserve the right to reject any purchase order.

      Mellon Money Market Fund and Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments in Mellon Money Market Fund and Mellon National Intermediate Municipal Money Market Fund Account must be in the respective Fund's Class M shares.


      There is no minimum initial or subsequent investment requirement for holders of Mellon Accounts. Private Wealth Management Clients may transfer Class M shares to other existing Private Wealth Management Clients for their Mellon Accounts. Private Wealth Management Clients also may transfer shares from a Mellon Account to persons or entities that are not Private Wealth Management Clients to be held in Individual Accounts or MPWA Brokerage Accounts. At the time of any such transfer (other than a transfer to an Existing Individual Client for their Existing Accounts), the shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. Private Wealth Management Clients who terminate their relationship with Mellon Bank or Mellon Trust, or their affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts or MPWA Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholders' Class M shares into Investor shares will be at the equivalent net asset value per share ("NAV") of each class at the time of the conversion. Any subsequent investments by such transferees or former Private Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.


      Initial investments in Individual Accounts must be accompanied by an Account Application. For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Dreyfus Premier shares are not available to new investors. Persons who hold Fund shares through Mellon Accounts or MPWA Accounts should contact their account officer or financial advisor, respectively, to purchase Fund shares.


      To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for. Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check. Your bank must send your investment to the Fund's Custodian with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable. For a subsequent investment by electronic check, "569" must be inserted before your 14-digit account number.


      The entity acting as custodian for Keogh Plans, IRAs and other retirement plans may charge a fee, the payment of which could result in the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

       Management understands that Mellon Bank, Mellon Trust, or their affiliates may impose certain conditions on Private Wealth Management Clients, and MPWA may impose certain conditions on MPWA Brokerage Clients, respectively, that are different from those described in the Class M and Investor Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of Mellon Accounts or MPWA Brokerage Accounts should consult their account officer or financial advisor, respectively, in this regard.


       Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Dreyfus Premier Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Funds' Distribution and Shareholder Services Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. Agents may receive payments from Dreyfus in connection with their offering of Dreyfus Premier Class Funds to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the Agent to offer a Dreyfus Premier Class Fund instead of other mutual funds where such payments are not received. You should consult your Agent in this regard.


       Approximately six years after the date of purchase, Dreyfus Premier shares of a Dreyfus Premier Class Fund automatically will convert to Investor shares of the same Dreyfus Premier Class Fund, based on the relative NAV for shares of each such class. For purposes of calculating such six-year period with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of such a Fund issued to a former shareholder of a Reorganized Fund pursuant to a reorganization will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund. Dreyfus Premier shares that have been acquired through reinvestment of dividends and distributions, including any shares of a Reorganized Fund acquired through reinvestment of dividends and distributions, will be converted on a pro rata basis together with other Dreyfus Premier shares, in the proportion that a shareholder's Dreyfus Premier shares converting to Investor shares bears to the total Dreyfus Premier shares not acquired through the reinvestment of dividends and distributions.

       The Distributor compensates certain Agents for selling Dreyfus Premier shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

       Class M shares, Investor shares and Dreyfus Premier shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund.

       NAV is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m. Eastern time), on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of a Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board. Certain securities may be valued by an independent pricing service approved by the Trust's Board and are valued at fair value as determined by the pricing service. For information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value."

       If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, shares of a Fund will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on the next business day, except where Dreyfus Premier shares are purchased through a dealer as described below.


(Dreyfus Premier Class Funds only) Orders for the purchase of a Fund's Dreyfus Premier shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer
Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses. The Distributor may pay Agents who have entered into agreements with the Distributor a fee based on the amount invested through Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan. Generally, the Distributor may pay such Agents a fee of up to 1% of the amount invested through the Agents. The Distributor, however, may pay Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including from past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Agent for more information regarding any such fee payable to the Agent.

      TELETRANSFER PRIVILEGE. Holders of Individual Accounts may purchase Fund shares (minimum $500 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) by telephone through the TELETRANSFER Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the holder's Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution that is an ACH member may be so designated.

      TELETRANSFER purchase orders may be made at any time. If purchase orders are received by 4:00 p.m. Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or are made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the second bank business day following such purchase order. To qualify to use the TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How To Redeem Shares - TELETRANSFER Privilege." Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated by the Funds.


IN-KIND PURCHASES. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

      The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, Private Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than MPWA Brokerage Clients) may call 1-800-645-6561, holders of Dreyfus Premier shares may call 1-800-554-4611 and MPWA Brokerage Clients may call 1-800-830-0549 - Option 2.

                 DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

       Investor shares of each Fund are subject to annual fees for shareholder services, and Dreyfus Premier shares of Dreyfus Premier Class Funds are subject to annual fees for distribution and shareholder services.

The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

       SHAREHOLDER SERVICES PLAN - INVESTOR SHARES AND DREYFUS PREMIER Shares. Each Fund has adopted a Shareholder Services Plan with respect to its Investor shares, and each Dreyfus Premier Class Fund has adopted the Shareholder Services Plan with respect to its Dreyfus Premier shares. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares, and each Dreyfus Premier Class Fund pays the Distributor for the provision of certain services to holders of Dreyfus Premier shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder service fees it collects from each Fund to compensate Agents in respect of these services. The Distributor determines the amounts, if any, to be paid to Agents under the Shareholder Services Plan and the basis on which such payments are made. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Investor shares or Dreyfus Premier shares.

      The Shareholder Services Plan is not adopted pursuant to the Rule, and the fee under the Shareholder Services Plan is intended to be a "service fee" as defined under the Conduct Rule of the National Association of Securities Dealers, Inc.


      For the fiscal period ended August 31, 2003 (except as indicated), the fees paid by each Fund, with respect to its Investor shares, to the Distributor pursuant to the Shareholder Services Plan were as follows:

                                                           SHAREHOLDER SERVICES
FUNDS                                                      PLAN FEES PAID

Mellon Large Cap Stock Fund                                $  2,799
Mellon Income Stock Fund                                   $  1,649
Mellon Mid Cap Stock Fund                                  $41,025
Mellon Small Cap Stock Fund                                $  8,582
Mellon International Fund                                  $  3,273
Mellon Emerging Markets Fund                               $  1,124
Mellon Bond Fund                                           $  9,309
Mellon Intermediate Bond Fund                              $683
Mellon Short-Term U.S. Government Securities Fund          $332
Mellon National Intermediate Municipal Bond Fund           $86,067
Mellon National Short-Term Municipal Bond Fund             $966
Mellon Pennsylvania Intermediate Municipal                 $  3,835
Bond Fund
Mellon Massachusetts Intermediate Municipal                $34,310(1)
Bond Fund
Mellon Balanced Fund                                       $ 1,037
Mellon Money Market Fund                                   $ 3(2)
MELLON NATIONAL MUNICIPAL MONEY MARKET FUND                $ 1(2)

1 From September 6, 2002 (commencement of operations) through August 31, 2003. 2 From June 2, 2003 (commencement of operations) through August 31, 2003.

      For the periods indicated, the fees paid by each indicated Fund, with respect to its Dreyfus Premier shares, to the Distributor pursuant to the Shareholder Services Plan were as follows:

                                                            SHAREHOLDER SERVICES
FUNDS                                                       PLAN FEES PAID

 Mellon Mid Cap Stock Fund                                  $ 37,551(1)
 Mellon National Intermediate Municipal Bond Fund           $ 19,881(2)
 MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND      $  2,780(1)
 -----------------------------------------------------

1 From September 6, 2002 (date Fund began offering its Dreyfus Premier shares) through August 31, 2003.
2 From October 11, 2002 (date Fund began offering its Dreyfus Premier shares) through August 31, 2003.


       DISTRIBUTION PLAN - DREYFUS PREMIER SHARES. The Trust has adopted a Distribution Plan under the Rule for Dreyfus Premier shares, pursuant to which Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of 0.75% of the value of the Fund's average daily net assets attributable to Dreyfus Premier shares, and each of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund's average daily net assets attributable to Dreyfus Premier shares, for distributing Dreyfus Premier shares. The Distributor may pay one or more Agents for distributing Dreyfus Premier shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made.


For the period from September 6, 2002 (date the Fund began offering Dreyfus Premier shares) through August 31, 2003, Mellon Mid Cap Stock Fund paid the Distributor $0 with respect to its Dreyfus Premier shares pursuant to the Distribution Plan. For the fiscal year ended August 31, 2003, Mellon Massachusetts Intermediate Municipal Bond Fund paid the Distributor $5,560, which represents payments from September 1, 2002 through September 5, 2002 pursuant to the Distribution Plan for Class B shares of the Premier Massachusetts Fund plus payments from September 6, 2002 through August 31, 2003 pursuant to the Distribution Plan for the Fund's Dreyfus Premier shares. For the period from October 11, 2002 (date the Fund began offering Dreyfus Premier shares)through August 31, 2003, Mellon National Intermediate Municipal Bond Fund paid the Distributor $39,762 with respect to its Dreyfus Premier shares pursuant to the Distribution Plan.


       SHAREHOLDER SERVICES PLAN AND DISTRIBUTION PLAN - GENERAL. The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and the holders of its Investor shares and each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares and that the Distribution Plan will benefit each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares.

A quarterly report of the amounts expended under the Shareholder Services Plan and the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Shareholder Services Plan provides that material amendments must be approved by the Board and by the Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan provides that it may not be amended to increase materially the cost that Dreyfus Premier shares of a Fund may bear pursuant to the Distribution Plan without the approval of the holders of a majority of the Fund's outstanding voting shares of Dreyfus Premier shares. Under the Distribution Plan, other material amendments of the Plan must be approved by the Board and by the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and the Distribution Plan are subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on each Plan.
The Shareholder Services Plan and the Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the relevant Plan or in any agreements entered into in connection with the relevant Plan or by vote of the holders of a majority of Investor shares or Dreyfus Premier shares, with respect to the Shareholder Services Plan, or of Dreyfus Premier shares, with respect to the Distribution Plan.

An Agent entitled to receive compensation for selling and servicing a Fund's shares may receive different compensation with respect to one class of shares over another. Potential investors should read this SAI in light of the terms governing Selling Agreements ("Agreements") with their Agents. The fees payable under each Plan described above are payable without regard to actual expenses incurred. The Funds and the Distributor may suspend or reduce payments under either Plan at any time, and payments are subject to the continuation of the Plans and the Agreements described above. From time to time, the Agents, the Distributor and the Funds may voluntarily agree to reduce the maximum fees payable under the Plans.

                             HOW TO REDEEM SHARES

      GENERAL. If you hold a Fund's shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.

      The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund's then-current NAV per share.

A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased a Fund's shares by check, by TELETRANSFER or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will not honor redemption checks ("Checks") under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the TELETRANSFER purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

PROCEDURES. Persons who hold Fund shares through Mellon Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, to redeem Fund shares.

      Holders of Individual Accounts may redeem a Fund's shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege (for those share classes of the relevant Funds for which the Checkwriting Privilege applies), which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TELETRANSFER Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. Holders of IRA and other retirement accounts may redeem a Fund's shares by writing a letter of instruction, which must include the shareholder's account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether the 10% TEFRA should be withheld. A signature-guarantee is required. To obtain information with respect to signature-guarantees, holders of Class M shares and Investor shares should call 1-800-645-6561, and holders of Dreyfus Premier shares should call 1-800-554-4611. To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, holders of Class M shares and Investor shares should call 1-800-645-6561, and holders of Dreyfus Premier shares should call 1-800-554-4611. If you are a client of certain Agents ("Selected Dealers"), you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. Each Dreyfus Premier Class Fund makes available to certain large institutions the ability to issue redemption instructions with respect to its Dreyfus Premier shares through compatible computer facilities. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. A Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TELETRANSFER Privileges.

The Telephone Redemption Privilege, TELETRANSFER Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither a Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of a Fund's shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund's NAV may fluctuate.

       REDEMPTION THROUGH A SELECTED DEALER. (Dreyfus Premier Shares only) Customers of Selected Dealers may make redemption requests with respect to Dreyfus Premier shares of a Dreyfus Premier Class Fund to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of regular trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Dreyfus Premier shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day on which the NYSE is open for regular business and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

       CONTINGENT DEFERRED SALES CHARGE - DREYFUS PREMIER SHARES. A CDSC payable to the Distributor is imposed on any redemption of Dreyfus Premier shares which reduces the current NAV of your Dreyfus Premier shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Dreyfus Premier shares of a Dreyfus Premier Class Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Dreyfus Premier shares redeemed does not exceed (i) the current NAV of Dreyfus Premier shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of Dreyfus Premier shares above the dollar amount of all your payments for the purchase of Dreyfus Premier shares of a Dreyfus Premier Class Fund held by you at the time of redemption. For purposes of calculating the CDSC with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of a Reorganized Fund will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund and payments for the purchase of Dreyfus Premier shares will be deemed to include purchase payments made by such shareholder for the shares of that fund. To the extent a portion of the shares of that Reorganized Fund held by such shareholder were acquired through the reinvestment of dividends or capital gain distributions, the same proportion of Dreyfus Premier shares issued to such shareholder pursuant to the reorganization will be deemed to have been acquired through the reinvestment of dividends or capital gain distributions.

       If the aggregate value of the Dreyfus Premier shares redeemed has declined below their original cost as a result of the relevant Dreyfus Premier Class Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Dreyfus Premier shares, including any time they were held in a Reorganized Fund, until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Dreyfus
Premier shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

       The following table sets forth the rates of the CDSC for Dreyfus Premier shares of Mellon Mid Cap Stock Fund:

                                          CDSC as a % of
                Year Since              Amount Invested or
             Purchase Payment          Redemption Proceeds
                 Was Made              (whichever is less)

       Up to 2 years................             4.00%
       2 - 4 years..................             3.00%
       4 - 5 years..................             2.00%
       5 - 6 years..................             1.00%

------------------------------------------------------------------------------
       The following table sets forth the rates of the CDSC for Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund:

                                          CDSC as a % of
                Year Since              Amount Invested or
             Purchase Payment          Redemption Proceeds
                 Was Made              (whichever is less)

       Up to 2 years................             3.00%
       2 - 4 years..................             2.00%
       4 - 5 years..................             1.00%
       5 - 6 years..................             0.00%

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Dreyfus Premier shares above the total amount of payments for the purchase of Dreyfus Premier shares made during the preceding six years; then of amounts representing the cost of such shares purchased six years prior to the redemption; and finally, of amounts representing the cost of such shares held for the longest period of time within the applicable six-year period. The time period that you held Class B shares of a Reorganized Fund will be applied to the calculation of the CDSC to be imposed on your sale of the Dreyfus Premier shares of the corresponding Dreyfus Premier Class Fund.

For example, assume an investor purchased 100 shares of Mellon Mid Cap Stock Fund at $10 per share for a cost of $1,000 and that the Fund's CDSC rate is 4% in the second year after purchase. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

       In another example, assume an investor purchased 100 shares of Mellon National Intermediate Bond Fund or Mellon Massachusetts Intermediate Municipal Bond Fund at $10 per share for a cost of $1,000 and that the Fund's CDSC rate is 3% in the second year after purchase. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

For purposes of determining the applicable CDSC payable with respect to redemption of Dreyfus Premier shares of a Dreyfus Premier Class Fund where such shares were acquired through exchange of Dreyfus Premier shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Dreyfus Premier shares of the fund exchanged.


WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with a Dreyfus Premier Class Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Trust's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Dreyfus
Premier Class Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Dreyfus Premier Class Prospectus or this SAI at the time of the purchase of such shares.


To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

CHECKWRITING PRIVILEGE. (Taxable Bond Funds, Municipal Bond Funds and Money Market Funds only) Holders of Individual Accounts, with respect to Class M shares and Investor shares only, of Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund may write Checks drawn on their Fund accounts. The Funds provide Checks automatically upon opening an account, unless the investor specifically refuses the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause a Fund to redeem a sufficient number of full and fractional shares in the investor's account to cover the amount of the Check. Potential fluctuations in the NAV of a Taxable Bond Fund or Municipal Bond Fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      WIRE REDEMPTION PRIVILEGE. Holders of Individual Accounts may redeem Fund shares by wire. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

REINVESTMENT PRIVILEGE. (Dreyfus Premier Shares only) Upon written request, you may reinvest up to the number of Dreyfus Premier shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV, or reinstate your account for the purpose of exercising Fund exchanges. Upon reinstatement, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      TELETRANSFER PRIVILEGE. Holders of Individual Accounts may request by telephone that redemption proceeds be transferred between their Fund account and their bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Individual Accounts or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the TELETRANSFER Privilege, any request for a TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares - TELETRANSFER Privilege."

      SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, Individual Account Holders of Class M shares and Investor shares should call 1-800-645-6561 and holders of Dreyfus Premier shares should call 1-800-554-4611.

      REDEMPTION COMMITMENT. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust's Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect a Fund's shareholders.


                             SHAREHOLDER SERVICES

      GENERAL. The following shareholder services are available only to holders of Investor shares in Individual Accounts, holders of Dreyfus Premier shares and certain Individual Account holders of Class M shares.

       FUND EXCHANGES. Holders of Class M shares or Investor shares can generally exchange such shares of a Fund worth $500 or more into shares of the same class of any other Fund, to the extent such shares are offered for sale in their state of residence. Holders of Dreyfus Premier shares can exchange shares of a Dreyfus Premier Class Fund worth $500 or more into the Dreyfus Premier share class of another Dreyfus Premier Class Fund or into Class B shares of certain funds managed by the Investment Adviser or its affiliates, to the extent such shares are offered for sale in their state of
residence.   Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased. Shares of the funds purchased will be purchased on the basis of relative NAV per share.

      Investor shares of each Fund and Dreyfus Premier shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). With respect to Investor shares exchanged into an Exchange Account, exchanges of shares from the Exchange Account only can be made into the Investor share class of a Fund. With respect to Dreyfus Premier shares exchanged into an Exchange Account, exchanges of shares from the Exchange Account only can be made into the Dreyfus Premier share class of a Dreyfus Premier Class Fund or into Class B shares of certain other funds managed or administered by the Investment Adviser or its affiliates. With respect to Dreyfus Premier shares, no CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, holders of Mellon Accounts must contact their account officer and holders of Individual Accounts, or their Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the Fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each Fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000, with respect to Class M shares and Investor shares, and $500, with respect to Dreyfus Premier shares. The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. In addition, you may be subject to a higher CDSC if you exchange into any fund that has a higher CDSC than does a Dreyfus Premier Class Fund.

Exchanges of a Fund's shares held by a tax-exempt retirement plan may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund.

      AUTO-EXCHANGE PRIVILEGE (INDIVIDUAL ACCOUNTS ONLY). The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for Class M shares or Investor shares of a Fund, shares of the same class of another Fund of which the investor is a shareholder and, in exchange for Dreyfus Premier shares of a Dreyfus Premier Class Fund, shares of the same class of another Dreyfus Premier Class Fund or Class B shares of certain funds managed by the Investment Adviser or its affiliates. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to a Fund's shares held by a tax-exempt retirement plan, exchanges may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund. Shares will be exchanged on the basis of relative NAV per share as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.
With respect to all other retirement accounts, exchanges may be made only among those accounts.

      The right to exercise this Privilege may be modified or canceled by a Fund or the Transfer Agent. Holders of Class M shares and Investor shares may modify or cancel their exercise of this Privilege at any time by mailing written notification to Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502, and holders of Dreyfus Premier shares may modify or cancel their exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502. A Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, holders of Class M shares and Investor shares, please call toll free 1-800-645-6561 and holders of Dreyfus Premier shares, please call toll free 1-800-554-4611.

      Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of a Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

The Funds reserve the right to reject any exchange request in whole or in part. The Fund's exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

AUTOMATIC ASSET BUILDER (INDIVIDUAL ACCOUNTS ONLY). Automatic Asset Builder permits the holder of an Individual Account to purchase a Fund's shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. A Fund's shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Class M shares and Investor shares may cancel their participation in this Privilege or change the amount of purchase at any time by mailing written notification to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502, holders of Dreyfus Premier shares may cancel their participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502, and the notification will be effective three business days following receipt. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN (INDIVIDUAL ACCOUNTS ONLY). The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of a Fund's shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic
Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent.

       No CDSC with respect to Dreyfus Premier shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Dreyfus Premier shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.

      Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

DIVIDEND OPTIONS (INDIVIDUAL ACCOUNTS ONLY). Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from Class M shares and Investor shares of a Fund in shares of the same class of another Fund, and from Dreyfus Premier shares of a Dreyfus Premier Class Fund into Dreyfus Premier shares of another Dreyfus Premier Class Fund or Class B shares of certain funds managed by the Investment Adviser or its affiliates, of which the investor is a shareholder. The applicable CDSC, if any, will be imposed upon the redemption of such shares. Shares of such other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.

      Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

For more information concerning these Privileges, or to request a Dividend Options Form, holders of Individual Accounts should call toll free 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Class M shares and Investor shares may cancel these Privileges by mailing written notification to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502 and holders of Dreyfus Premier shares may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502. To select a new Fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for Individual Accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. A Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE (INDIVIDUAL ACCOUNTS ONLY). Government Direct Deposit Privilege enables holders of Individual Accounts to purchase a Fund's shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as a Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, a Fund may terminate your participation upon 30 days' notice to you.

PAYROLL SAVINGS PLAN (INDIVIDUAL ACCOUNTS ONLY). Payroll Savings Plan permits holders of Individual Accounts to purchase a Fund's shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.
Your employer must complete the reverse side of the form and return it, for holders of Class M shares and Investor shares, to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502 or, for holders of Dreyfus Premier shares, to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502. You may obtain the necessary authorization form by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


                   ADDITIONAL INFORMATION ABOUT PURCHASES,
                          EXCHANGES AND REDEMPTIONS


      The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds. Generally, an investor who makes more than four purchases/redemptions or exchanges (so called roundtrips) during any twelve-month period or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. A Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to any automatic investment or withdrawal privilege described herein.


      During times of drastic economic or market conditions, a Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                       DETERMINATION OF NET ASSET VALUE


      VALUATION OF PORTFOLIO SECURITIES. Each Fund's equity securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available.

      Debt securities are valued by an independent pricing service (the "Service") approved by the Trust's board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities valued by the Service are valued by the Service, based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. Bid price is used when no asked price is available.


      Short-term investments of each Fund (other than Mellon Money Market Fund and Mellon National Municipal Money Market Fund) may be carried at amortized cost, which approximates value. The valuation of each Money Market Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Board has established, as a particular responsibility within the overall duty of care owed to each Money Market Fund's investors, procedures reasonably designed to stabilize each Money Market Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of each Money Market Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Money Market Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Board. The extent of any deviation between a Money Market Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2%, the Board will consider promptly what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value by using available market quotations or market equivalents.

      Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

      Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities.

      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined by the Trust not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Trust to have changed the value of the security), or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith based on procedures approved by the Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                DIVIDENDS, DISTRIBUTIONS AND TAXES DISTRIBUTIONS

      Each Fund usually pays its shareholders dividends from its net investment income as follows:
                         FUND                             DIVIDEND FREQUENCY
Mellon Large Cap Stock Fund                                     Monthly*
Mellon Income Stock Fund                                        Monthly*
Mellon Mid Cap Stock Fund                                      Annually
Mellon Small Cap Stock Fund                                    Annually
Mellon International Fund                                      Annually
Mellon Emerging Markets Fund                                   Annually
Mellon Bond Fund                                                Monthly*
Mellon Intermediate Bond Fund                                   Monthly*
Mellon Short-Term U.S. Government Securities Fund               Monthly*
Mellon National Intermediate Municipal Bond Fund                Monthly**
Mellon National Short-Term Municipal Bond Fund                  Monthly**
Mellon Pennsylvania Intermediate Municipal Bond Fund            Monthly**
Mellon Massachusetts Intermediate Municipal Bond Fund           Monthly**
Mellon Balanced Fund                                            Monthly*
Mellon Money Market Fund                                        Monthly**
Mellon National Municipal Money Market Fund                     Monthly**
------------------
* Each Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.

** Each Fund usually declares dividends daily and pays dividends on the last business day of each month.
      Each Fund distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses.

      A Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before the declaration of dividends to investors. Generally, shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

      Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV. For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise. Persons who hold Fund shares through Mellon Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, for information on reinvestment of dividends and other distributions.

      If you elect to receive dividends and other distributions in cash, and your distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable (to the extent not tax-exempt) as stated under "Dividends, Other Distributions and Taxes" in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus.

      TAXES


      GENERAL. Each Fund is treated as a separate corporation for Federal income tax purposes. Dreyfus believes that each Fund has qualified for treatment as a "regulated investment company" ("RIC") under the Code for the taxable year ended August 31, 2003. Each Fund intends to continue to qualify for treatment as a RIC under the Code so long as that qualification is in the best interests of its shareholders. Qualification as such will relieve a Fund of any liability for Federal income tax to the extent it distributes its net earnings and realized gains to its shareholders. To qualify for that treatment, a Fund (1) must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) or, in the case of a Municipal Bond Fund or Mellon National Municipal Money Market Fund, at least 90% of the sum of that income plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described below and distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("capital gain distributions"), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      A Fund may be subject to a non-deductible 4% excise tax ("Excise Tax"), measured with respect to certain undistributed amounts of taxable investment income and capital gains.

      TAX CONSEQUENCES OF MUNICIPAL BOND FUNDS' AND MELLON NATIONAL MUNICIPAL MONEY MARKET FUND'S DIVIDENDS. If a Municipal Bond Fund or Mellon National Municipal Money Market Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from a Municipal Bond Fund and Mellon National Municipal Money Market Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      Because the Municipal Bond Funds and Mellon National Municipal Money Market Fund distribute exempt-interest dividends, interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives any exempt-interest dividends with respect to Municipal Bond Fund shares or Mellon National Municipal Money Market Fund shares held for six months or less, then any loss on the redemption or exchange of those shares will be disallowed to the extent of those exempt-interest dividends. In addition,
(1) the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments, (2) the portion of an exempt-interest dividend paid by a Municipal Bond Fund or Mellon National Municipal Money Market Fund that represents interest from private activity bonds may be taxable in the hands of a shareholder who is a "substantial user" of a facility financed by those bonds or a "related person" thereof (both as defined for Federal income tax purposes) and (3) some or all of a Municipal Bond Fund's or Mellon National Municipal Money Market Fund's dividends may be a Tax Preference Item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax. Shareholders should consult their own tax advisers as to whether they (a) are, or are related to, substantial users of a facility (as so defined) or
(b) are subject to the Federal alternative minimum tax or any applicable state alternative minimum tax.

      Dividends paid by a Municipal Bond Fund and Mellon National Municipal Money Market Fund derived from the interest income earned on any day are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income bears to the total income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by a Municipal Bond Fund derived from interest income earned on a particular state's Municipal Obligations are designated as exempt from that state's taxation in the same percentage of the day's dividend as the actual interest on that state's Municipal Obligations bears to the total income earned that day.

      A Municipal Bond Fund and Mellon National Municipal Money Market Fund may invest in bonds that are purchased, ordinarily not on their original issue, with "market discount" (that is, generally at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("market discount bonds"). Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of that treatment, a Municipal Bond Fund or Mellon National Municipal Money Market Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      TAX CONSEQUENCES OF OTHER DISTRIBUTIONS. Dividends paid by a Fund derived from taxable investments, together with distributions from the excess of net realized short-term capital gain over net long-term capital loss, net gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "dividends"), are taxable to its U.S. shareholders as ordinary income (but may qualify, for individual shareholders, to be taxed at the rate for net capital gain, as described below) to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) are taxable to its U.S. shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

      If a shareholder receives any capital gain distributions with respect to Fund shares held for six months or less, then any loss incurred on the redemption or exchange of those shares (that is not disallowed, as described above under "Tax Consequences of Municipal Bond Funds' and Mellon National Municipal Money Market Fund's Dividends") will be treated as a long-term capital loss to the extent of those capital gain distributions.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      In general, as a result of legislation enacted this past summer ("2003 Act"), dividends (other than capital gain distributions) paid by a Fund to U.S. individual shareholders may be eligible for the 15% maximum Federal tax rate applicable to individuals' net capital gain to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 120-day period commencing 60 days before the shares become ex-dividend ("qualified dividend income"). In order to be eligible for that maximum rate, a shareholder must have held his or her shares in a Fund for at least 61 days during the 120-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for that maximum rate may apply. Payments from borrowers of securities on loan in lieu of dividends would not be eligible for that maximum rate.

      In enacting the Code provisions implementing such treatment of qualified dividend income, the 2003 Act failed to include certain conforming amendments to other Code provisions. Such failure leads to certain apparently unintended limitations on a RIC's ability to designate as qualified dividend income the portion of its income attributable to qualified foreign corporations' dividends. Dreyfus believes, however, that Congress' intention was to authorize RICs to designate such dividends as qualified dividend income, and identical bills containing technical corrections to the 2003 Act, which have been filed in both the U.S. Senate and House of Representatives, would amend the Code to clarify that such dividends indeed may be so designated. Dreyfus cannot predict whether those bills will be enacted or, if so, when that will occur.

      As a result of the 2003 Act, a Fund's capital gain distributions are subject to a 15% maximum Federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange during that period of his or her Fund shares that have been held for more than one year will qualify for that maximum rate.

      The receipt of Fund distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to those taxes.

      Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

      A Fund must withhold and remit to the U.S. Treasury 28% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the "TIN" furnished to the Fund is correct ("backup withholding"). Backup withholding at that rate also is required from a Fund's dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner's Federal income tax return.

      A portion of the dividends paid by a Domestic Equity Fund or Mellon Balanced Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions referred to above in the discussion of qualified dividend income. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

      TAX CONSEQUENCES OF CERTAIN INVESTMENTS. Dividends and interest received by a Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, "Derivatives") derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund dividends attributable to PFIC income will not be eligible for the 15% maximum Federal income tax rate on qualified dividend income described above.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U.S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gains realized from engaging in "conversion transactions" may be treated as ordinary income under section 1258 of the Code. "Conversion transactions" are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

      Under section 1256 of the Code, any gain or loss realized by a Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions. In addition, any such Derivatives remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (i.e., "marked-to-market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain Derivatives may constitute "straddles," which are defined to include offsetting positions in actively traded personal property. In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If a Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as "mixed straddles" if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by a Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

      If a Fund has an "appreciated financial position"--generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      Investment by a Fund in securities issued at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

      STATE AND LOCAL TAXES. Depending on the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

      FOREIGN SHAREHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is effectively connected with a U.S. trade or business carried on by the shareholder ("effectively connected") as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      FOREIGN SHAREHOLDERS - DIVIDENDS. Dividends (other than exempt-interest dividends) distributed to a foreign shareholder that are not effectively connected generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder's dividends are effectively connected, however, those dividends will not be subject to such withholding and instead will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the Federal branch profits tax.

      Capital gains realized by a foreign shareholder on the sale of Fund shares and capital gain distributions to the shareholder generally will not be subject to U.S. Federal income tax unless the shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to backup withhold on capital gain distributions and the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

      FOREIGN SHAREHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Fund shares, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

                                     ***

      The foregoing is only a summary of certain Federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                            PORTFOLIO TRANSACTIONS

      All portfolio transactions of a Fund are placed on behalf of each Fund by the Investment Adviser. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. Each Fund will pay a spread or commissions in connection with such transactions. The Investment Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. The Investment Adviser also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, the Investment Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). The Investment Adviser may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

      Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which the Investment Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to the Investment Adviser in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of the Investment Adviser may be useful to the Investment Adviser in carrying out its obligations to the Fund. The receipt of such research services does not reduce the normal independent research activities of the Investment Adviser; however, it enables it to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

      The Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

      Although the Investment Adviser manages other accounts in addition to the Funds, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by the Investment Adviser. Simultaneous transactions may occur when several accounts are managed by the same Investment Adviser, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Investment Adviser to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining the Investment Adviser as investment manager to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      PORTFOLIO TURNOVER. While securities are purchased for a Fund on the basis of potential for obtaining the Fund's specific objective and not for short-term trading profits, a Fund's portfolio turnover rate may exceed
100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater transaction costs and other expenses that must be borne directly by the Funds and, thus, indirectly by their shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Funds will be based only upon investment considerations and will not be limited by any other considerations when the Investment Adviser deems its appropriate to make changes in the Funds' assets. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year.


      BROKERAGE TRANSACTIONS. For the fiscal periods ended August 31, 2001, 2002 and 2003 (except as indicated), the amounts paid by the indicated Funds for brokerage commissions and concessions on principal transactions, none of which were paid to the Distributor, were as follows:

                                    BROKERAGE COMMISSIONS PAID

                                  2001(1)         2002            2003
                                  ----            ----            ----
Mellon Large Cap Stock Fund     $2,595,659       $2,463,884      $2,269,237
Mellon Income Stock Fund        $  804,168       $  672,052      $  301,761
Mellon Mid Cap Stock Fund       $1,097,661       $2,281,940      $2,545,711
Mellon Small Cap Stock Fund      $ 406,807       $1,162,820      $1,699,129
Mellon International Fund        $ 685,444       $  692,150      $1,138,027
Mellon Emerging Markets Fund     $ 326,732       $  658,988      $1,217,413
Mellon Balanced Fund             $ 236,776       $  269,861      $  301,762
-----------------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.

                                 CONCESSIONS ON PRINCIPAL TRANSACTIONS

FUNDS                            2001(1)              2002         2003
-----                            ----                 ----         ----

Mellon Large Cap Stock Fund      $214,044             -0-          -0-
Mellon Income Stock Fund          -0-                 -0-          -0-
Mellon Mid Cap Stock Fund        $206,630             $295,960     $426,816
Mellon Small Cap Stock Fund      $  38,474            $105,953     $159,901
Mellon International Fund         -0-                 $5,596       -0-
Mellon Emerging Markets Fund      -0-                 -0-          -0-
Mellon Balanced Fund              $ 16,296            -0-          -0-
----------------------------------
1 From October 2, 2000 (commencement of operations) through August 31, 2001.


       IPO ALLOCATIONS. (Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund only.) Under Mellon Bank's IPO allocation procedures, all portfolio managers seeking to participate in an IPO indicate their interest in the IPO, in writing, to the Trading Room at least 24 hours prior to the pricing of a deal.

      Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

      Based on the indications of interest received by the portfolio managers, the Trading Room prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration (i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

      If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Investment Advisers' allocation generally will be distributed among participating accounts pro rata on the basis of each account's order size. Any deviation from pro rata will be explained in writing on the IPO Allocation Worksheet and approved by the manager of equity trading.

      SOFT DOLLARS. Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called "soft dollar arrangements". Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The services and products provided under these arrangements permit Dreyfus and its applicable affiliate to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms. For this purpose, the "applicable affiliate" is Mellon Bank in the case of the Domestic Equity Funds and the equity portion of Mellon Balanced Fund, The Boston Company Asset Management in the case of the International Equity Funds, and Mellon Trust in the case of the Taxable Bond Funds and the fixed income portion of Mellon Balanced Fund.

      Some of the research products or services received by Dreyfus and its applicable affiliate may have both a research function and a non-research administrative function (a "mixed use"). If Dreyfus or its applicable affiliate determines that any research product or service has a mixed use, Dreyfus or its applicable affiliate will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that is determined to assist in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Dreyfus or its applicable affiliate in hard dollars. Any such allocation may create a conflict of interest for Dreyfus or its applicable affiliate.

      Dreyfus and its applicable affiliate generally consider the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and each attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Dreyfus or its applicable affiliate to compensate the selected brokerage firm for research provided. Dreyfus and its applicable affiliate endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research they believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      Dreyfus or its applicable affiliate may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Dreyfus or its applicable affiliate in providing investment advice to any of the funds or clients they advise. Likewise, information made available to Dreyfus or its applicable affiliate from brokerage firms effecting securities transactions for the Funds may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by the Funds and the indirect benefits received by the Funds.


      For the fiscal year ended August 31, 2003, no Fund effected any transactions in securities on an agency basis through a broker for which, among other things, research services were received.

      REGULAR BROKER-DEALERS. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year
(i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended August 31, 2003, the issuer of the securities and the aggregate value per issuer, as of August 31, 2003, of such securities:

MELLON LARGE CAP STOCK FUND - Bear, Stearns & Co., Inc., $5,760,000, Banc of America Securities LLC, $33,238,000, Citigroup Global Markets Inc., $45,631,000, Goldman, Sachs & Co., $15,170,000, J.P. Morgan Chase & Co.,
$17,610,000, Lehman Brothers, Inc., $8,431,000, Merrill Lynch, Pierce, Fenner & Smith Inc., $15,914,000 and Morgan Stanley Dean Witter & Co., $7,870,000; MELLON INCOME STOCK FUND - Bear, Stearns & Co., Inc., $1,155,000, Banc of America Securities LLC, $11,420,000, J.P. Morgan Chase & Co., $4,100,000, Lehman Brothers, Inc., $2,105,000, Merrill Lynch, Pierce, Fenner & Smith, Inc., $2,120,000 and U.S. Bancorp Pipper Jaffray, Inc., $3,613,000; MELLON INTERNATIONAL FUND - Deutsche Bank Securities Inc., $5,742,000; MELLON BALANCED FUND - Bear, Stearns & Co., Inc., $1,547,000, Banc of America Securities LLC, $3,479,000, Goldman, Sachs & Co., $2,532,000, J.P. Morgan Chase & Co., $1,841,000, Lehman Brothers, Inc., $1,835,000, Merrill Lynch, Pierce, Fenner & Smith, Inc., $1,662,000, Morgan Stanley & Co. Inc. $825,000, U.S. Bancorp Pipper Jaffray, Inc., $1,561,000 and Citigroup Global Markets Inc., $6,836,000; MELLON BOND FUND - Banc of America Securities LLC, $8,549,000, Bear, Stearns & Co. Inc., $6,616,000, Citigroup Global Markets Inc., $14,947,000, Goldman, Sachs & Co., $6,159,000, Lehman Brothers Inc., $4,506,000, Merrill Lynch, Pierce, Fenner & Smith, Inc., $2,332,000 and J.P. Morgan Chase & Co., $34,113,000; MELLON INTERMEDIATE BOND FUND - Banc of America Securities LLC, $4,154,000, Bear, Stearns & Co., Inc., $4,726,000, Citigroup Global Markets Inc., $10,856,000, Goldman, Sachs & Co., $5,557,000, J.P. Morgan Chase & Co., $14,821,000, Lehman Brothers Inc., $3,130,000, Merrill Lynch, Pierce, Fenner & Smith Inc., $4,809,000 and Morgan Stanley Dean Witter & Co., $1,994,000; and MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND - J. P. Morgan Chase & Co., $8,698,000.

          SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

      The Trust's Board has delegated to Dreyfus the authority to vote proxies of companies held in the Funds' portfolios. Dreyfus, through its participation on the Mellon Proxy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the Funds.

      Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the funds and its shareholders.

      Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds and the Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

      All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

      When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

      On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measures by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

      In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without surrender approval.


                           PERFORMANCE INFORMATION

The following information supplements and should be read in conjunction with the section of the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus entitled "Past Performance" for each Fund. Past performance is no guarantee of future results.


       Before Mellon Massachusetts Intermediate Municipal Bond Fund commenced operations as of the close of business on September 6, 2002, substantially all of the assets of the Premier Massachusetts Fund were transferred to the Fund in a tax-free reorganization. Performance information presented for that Fund represents the performance of the Premier Massachusetts Fund through September 6, 2002 and represents the Fund's performance thereafter.

      The average annual total return for the fiscal years indicated ended August 31, 2003 for Class M shares and Investor shares of each Fund, other than Mellon Massachusetts Intermediate Municipal Bond Fund and the Money Market Funds, was as follows:

                                         Average Annual      Average Annual
                                          Total Return        Total Return
NAME OF FUND/CLASS                          One Year         Since Inception
------------------
                                               (%)                 (%)
Mellon Large Cap Stock Fund
   Class M shares                             5.76             - 12.62(1)
   Investor shares                            5.50              - 7.92(2)
Mellon Income Stock Fund
   Class M shares                             6.19              - 8.72(1)
   Investor shares                            6.03              - 5.86(2)
Mellon Mid Cap Stock Fund
   Class M shares                             11.94             - 3.90(1)
   Investor shares                            11.66             -1.06(2)
   Dreyfus Premier shares(3)                   N/A                 N/A
Mellon Small Cap Stock Fund
   Class M shares                             20.27              1.81(1)
   Investor shares                            20.00              4.31(2)
Mellon International Fund
   Class M shares                             8.19              -1.09(1)
   Investor shares                            8.24               1.19(2)
Mellon Emerging Markets Fund
   Class M shares                             25.18              9.27(1)
   Investor shares                            24.99             14.07(2)
Mellon Bond Fund
   Class M shares                             4.73               7.14(1)
   Investor shares                            4.48               5.52(2)
Mellon Intermediate Bond Fund
   Class M shares                             4.77               7.25(1)
   Investor shares                            4.51               6.05(2)
Mellon Short-Term U.S. Government
--------------------------------------
Securities Fund
   Class M shares                             1.68               5.38(1)
   Investor shares                            1.78               3.91(2)
Mellon National Intermediate
Municipal Bond Fund
   Class M shares                             2.77               6.19(1)
   Investor shares                            2.36               4.88(2)
   Dreyfus Premier shares(3)                   N/A                 N/A
Mellon National Short-Term Municipal
Bond Fund
   Class M shares                             2.35              4.77%(1)
   Investor shares                            2.01               3.58(2)
Mellon Pennsylvania Intermediate
Municipal Bond Fund
   Class M shares                             2.35               5.77(1)
   Investor shares                            2.09               4.39(2)
Mellon Balanced Fund
   Class M shares                             7.68              -1.73(1)
   Investor shares                            7.52               0.13(2)
-------------------
(1) From October 2, 2000 (commencement of operations) through August 31, 2003.
(2) From July 11, 2001 (date the Fund began offering Investor shares) through August 31, 2003.
(3) The Fund's Dreyfus Premier shares did not have a full calendar year of performance as of August 31, 2003.

      Total return for the periods indicated ended August 31, 2003, for Class M shares, Investor shares and Dreyfus Premier shares of the indicated Funds was as follows:

                                               Total Return
NAME OF FUND/CLASS                             SINCE INCEPTION
------------------                             ---------------
                                                      (%)
Mellon Large Cap Stock Fund
   Class M shares                                  -32.46(1)
   Investor shares                                 -16.19(2)
Mellon Income Stock Fund
   Class M shares                                  -23.33(1)
   Investor shares                                 -12.12(2)
Mellon Mid Cap Stock Fund
   Class M shares                                  -10.93(1)
   Investor shares                                   -2.25(2)
   Dreyfus Premier shares                             7.72(3) (giving
                                                         effect to the
                                                         applicable CDSC)
                                                    11.72(3) (without giving
                                                         effect to the
                                                         applicable CDSC)
Mellon Small Cap Stock Fund
   Class M shares                                   5.36(1)
   Investor shares                                  9.46(2)
Mellon International Fund
   Class M shares                                  -3.14(1)
   Investor shares                                  2.57(2)
Mellon Emerging Markets Fund
   Class M shares                                 29.44(1)
   Investor shares                                32.54(2)
Mellon Bond Fund
   Class M shares                                 22.23(1)
   Investor shares                                12.19(2)
Mellon Intermediate Bond Fund
   Class M shares                                 22.60(1)
   Investor shares                                13.40(2)

Mellon Short-Term U.S. Government Securities
Fund
   Class M shares                                 16.48(1)
   Investor shares                                  8.54(2)

Mellon National Intermediate Municipal Bond
Fund
   Class M shares                                 19.10(1)
   Investor shares                                10.72(2)
   Dreyfus Premier shares                          -2.35(4) (giving effect
                                                        to the
                                                        applicable CDSC)
                                                    0.58(4) (without giving
                                                        effect to the
                                                        applicable CDSC)
Mellon National Short-Term Municipal Bond Fund
   Class M shares                                 14.54(1)
   Investor shares                                  7.83(2)
Mellon Pennsylvania Intermediate Term
Municipal
Bond Fund
   Class M shares                                17.72(1)
   Investor shares                                 9.64(2)
Mellon Balanced Fund
   Class M shares                                -4.94(1)
   Investor shares                                0.27(2)
-------------------
(1)From October 2, 2000 (commencement of operations) through August 31, 2003.
(2)From July 11, 2001 (date the Fund began offering Investor shares ) through August 31, 2003.
(3)From September 6, 2003 (date the Fund began offering Dreyfus Premier shares) through August 31, 2003
(4)From October 11, 2003 (date the Fund began offering Dreyfus Premier shares) through August 31, 2003

       The average annual total return and total return for Class M shares, Investor shares and Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund for the fiscal period ended August 31, 2003, which represents the performance of the Class R, Class A and Class B shares, respectively, of the Premier Massachusetts Fund through September 6, 2002 and the performance of Mellon Massachusetts Intermediate Municipal Bond Fund thereafter, for the periods indicated were as follows:




                                                                    Average Annual
MELLON MASSACHUSETTS          Average Annual     Average Annual      Total Return
INTERMEDIATE MUNICIPAL         Total Return       Total Return      for 10 Years or    Total Return
BOND FUND1                       1 Year            5 Years          Since Inception   Since Inception
----------------------        ---------------    ---------------    ----------------  ----------------
                                   (%)                (%)                (%)               (%)

CLASS M SHARES2                    2.23               4.55               4.94               73.00
INVESTOR SHARES3                   1.97               4.31               4.69               228.84

DREYFUS PREMIER SHARES4           -1.40               3.62               5.16               54.78

------------------
1 Mellon Massachusetts Intermediate Municipal Bond Fund has a fiscal year end of August 31st. Premier Massachusetts Fund changed its fiscal year end to August 31st.
2 Reflects the performance of Class R shares of the Premier Massachusetts
  Fund for the applicable period from February 1, 1993 (inception of Class R) through September 6, 2002 and the performance of Class M shares of Mellon Massachusetts Intermediate Municipal Bond Fund thereafter.
3 Reflects the performance of Class A shares of the Premier Massachusetts
  Fund for the applicable period from September 24, 1985 (inception of Class
  A) through September 6, 2002 and the performance of Investor shares of Mellon Massachusetts Intermediate Municipal Bond Fund thereafter.
4 Reflects the performance of Class B shares of the Premier Massachusetts
  Fund for the applicable period from December 28, 1994 (inception of Class
  B) through September 6, 2002 and the performance of Dreyfus Premier shares of Mellon Massachusetts Intermediate Municipal Bond Fund thereafter.


       Performance for each share class will vary due to differences in expenses.

       As explained in the Class M and Investor Class Prospectus with respect to Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund, before each such Fund commenced operations, substantially all of the assets of one or more predecessor common trust funds (CTFs) that, in all material respects (except as described in the Class M and Investor Class Prospectus), had the same investment objective, policies, guidelines and restrictions as the corresponding Fund were transferred to the Fund. The performance of the Class M shares of each of those Funds, other than Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Mid Cap Stock Fund, represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the corresponding Fund's expenses incurred for its most recent fiscal year (net of any applicable expense waiver/reimbursement by Mellon Bank), and the performance of the Funds' Class M shares thereafter. The performance of the Class M shares of Mellon Large Cap Stock Fund, Mellon Income Stock Fund and Mellon Mid Cap Stock Fund represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the corresponding Fund's expenses as they were estimated prior to the conversion of the CTF into the corresponding Fund, and the performance of the Funds' Class M shares thereafter.


     Average annual total returns for Class M shares of the indicated Funds for the periods ended August 31, 2003 were as follows:

                                        Average         Average       Average Annual
                                      Annual Total    Annual Total    Total Return for
                                       Return for      Return for     10 Years or Since    Inception
FUNDS                                    1 Year         5 Years       Inception              Date
-----                                 ------------    -------------   ------------------   ----------
                                          (%)             (%)              (%)

Mellon Large Cap Stock Fund1              5.76          1.04                9.17            1/1/85
Mellon Income Stock Fund1                 6.19          0.48                8.70            1/1/85
Mellon Mid Cap Stock Fund1               11.94          6.87                8.61            1/1/85
Mellon Small Cap Stock Fund1             20.27         10.97                5.50            1/1/98
Mellon International Fund1                8.19          2.92                0.66            7/15/98
Mellon Emerging Markets Fund             25.18          N/A                 9.27            10/2/00
Mellon Bond Fund1                         4.73          5.65                6.14            1/1/87
Mellon Intermediate Bond Fund1            4.77          5.68                5.58            1/1/87
Mellon Short-Term U.S.
   Government Securities Fund1            1.68          4.99                5.01            1/1/87
Mellon National Intermediate
   Municipal Bond Fund1                   2.77          4.88                5.13            1/1/87
Mellon National Short-Term
   Municipal Bond Fund                    2.35          N/A                 4.77            10/2/00
Mellon Pennsylvania Intermediate
   Municipal Bond Fund1                   2.35          4.40                4.86            1/1/87
Mellon Balanced Fund                      7.68          N/A                -1.73            10/2/00
-----------------------
1  Reflects the performance of the Fund's predecessor CTF through 10/1/00.


       Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures for a class calculated in accordance with such formula assume that in the case of Dreyfus Premier shares of Mellon MidCap Stock Fund and Mellon National Intermediate Municipal Bond Fund, the maximum applicable CDSC has been paid upon redemption at the end of the period.

       Total return is calculated by subtracting the NAV of a Fund share at the beginning of a stated period from the NAV at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the NAV at the beginning of the period. Total return also may be calculated based on the NAV of a Fund share without giving effect to any applicable CDSC at the end of the period for Dreyfus Premier shares. In such cases, the calculation would not reflect any applicable CDSC with respect to Dreyfus Premier shares, which, if reflected, would reduce the performance quoted.

      The current yield (expressed as a percentage) for the 30-day period ended August 31, 2003 for Class M shares and Investor shares of each Taxable Bond Fund, Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Municipal Bond Fund, and the current yield (expressed as a percentage) for the 30-day period ended August 31, 2003 for Class M shares, Investor shares and Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, were as follows:

                                                 Current         Net of Absorbed
TAXABLE BOND FUNDS                               Yield           Expenses1
------------------                               -------         ---------------
                                                    (%)              (%)
Mellon Bond Fund
    Class M shares                                 3.52              3.50
    Investor shares                                3.27              3.26
Mellon Intermediate Bond Fund
    Class M shares                                 3.05              3.04
    Investor shares                                2.79              2.78
Mellon Short-Term U.S. Government Securities
Fund
    Class M shares                                 1.63              -
    Investor shares                                1.49              -
-----------------------
1 This column sets forth the current yield had certain expenses for the indicated Funds not been absorbed.

                                                   Current       Net of Absorbed
MUNICIPAL BOND FUNDS                               Yield         Expenses1
--------------------                               -------       --------------
                                                      (%)             (%)
Mellon National Intermediate Municipal Bond Fund
    Class M shares                                   3.12              -
    Investor shares                                  2.87              -
    Dreyfus Premier shares                           2.37              -
Mellon National Short-Term Municipal Bond Fund
    Class M shares                                   1.36             1.35
    Investor shares                                  1.12             1.11
Mellon Pennsylvania Intermediate Municipal Bond
Fund
    Class M shares                                   2.98              -
    Investor shares                                  2.73              -
Mellon Massachusetts Intermediate Municipal Bond
Fund
    Class M shares                                   3.20             3.12
    Investor shares                                  2.95             2.87
    Dreyfus Premier shares                           2.45             2.37
---------------------
1 This column sets forth the current yield had certain expenses for the indicated Funds not been absorbed.

      The tax equivalent yield (expressed as a percentage) for the 30-day period ended August 31, 2003 for Class M shares and Investor shares of Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Municipal Bond Funds, and the tax equivalent yield (expressed as a percentage) for the 30-day period ended August 31, 2003 for Class M shares, Investor shares and Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, were as follows:

                                                           Tax         Net
                                                   Tax     Equivalent  Absorbed
MUNICIPAL BOND FUNDS                               Rate    Yield       Expenses1
--------------------                               ----    ----------  ---------
                                                   (%)        (%)         (%)
Mellon National Intermediate Municipal Bond Fund
    Class M shares                                 35.00   4.80             -
    Investor shares                                35.00   4.42             -
    Dreyfus Premier shares                         35.00   3.65             -
Mellon National Short-Term Municipal Bond Fund
    Class M shares                                 35.00   2.09           2.08
    Investor shares                                35.00   1.72           1.71
Mellon Pennsylvania Intermediate Municipal Bond
Fund2
   Class M shares                                  36.82   4.72           -
   Investor shares                                 36.82   4.32           -
Mellon Massachusetts Intermediate Municipal Bond
Fund3
   Class M shares                                  38.25   5.18           5.05
   Investor shares                                 38.25   4.78           4.65
   Dreyfus Premier shares                          38.25   3.97           3.84
-----------------------
1 This column sets forth the tax equivalent yield had certain expenses for the indicated Fund not been absorbed.
2 Example assumes a Federal marginal tax rate of 35.00% and a Pennsylvania marginal tax rate of 2.80% (combined effective rate of 36.82%).
3 Example assumes a Federal marginal tax rate of 35.00% and a Massachusetts marginal tax rate of 5.00% (combined effective rate of 38.25%).

      For the seven-day period ended August 31, 2003, the yield and effective yield for Class M shares and Investor shares of the Money Market Funds were as follows:

MONEY MARKET FUNDS                          YIELD          EFFECTIVE YIELD
------------------                          -----          ---------------
                                             (%)                (%)
Mellon Money Market Fund
    Class M shares                          0.74               0.74
    Investor shares                         0.49               0.49
Mellon National Municipal Money Market Fund
    Class M shares                          0.55               0.55
    Investor shares                         0.30               0.30

      For the seven-day period ended August 31, 2003, the tax equivalent yield for Class M shares and Investor shares of Mellon National Municipal Money Market Fund was 0.85% and 0.46%, respectively.

      Yields with respect to the Taxable Bond Funds and Municipal Bond Funds are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(A-B +1)6 -1]
                                       ---
                                      cd

      Where:    a = dividends and interest earned during the period;
                b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period that
                   were entitled to receive dividends; and
                d = maximum offering price per share on the last day of the period.

      Yields with respect to the Money Market Funds are computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


      Yield information may be useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if the Investment Adviser, Mellon Bank, or an affiliate waives any portion of otherwise applicable fees.

      A Fund's net investment income may change in response to fluctuations in interest rates and the expenses of the Fund. Consequently, any given performance quotation should not be considered as representative of a Fund's performance for any specified period in the future.

      For the purpose of determining the interest earned on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

      A Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 35.00% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

      Performance information for a Fund may be compared in reports and promotional literature to indexes including, but not limited to: (i) the S&P 500; (ii) the Russell 1000 Value Index; (iii) the S&P MidCap 400; (iv) S&P SmallCap 600; (v) Lehman Brothers Aggregate Bond Index; (vi) Lehman Brothers Intermediate Government/Corporate Bond Index; (vii) Lehman 1-3 Year U.S. Government Index; (viii) Lehman Brothers 7-Year Municipal Bond Index; (ix) the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index; (x) the Morgan Stanley Capital International Emerging Markets
(Free) Index or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (xi) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (xii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the respective Fund; and
(xiii) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. From time to time, advertising materials for a Fund may refer to Morningstar ratings and related analyses supporting the rating.

      Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S, FINANCIAL PLANNING, FINANCIAL PLANNING ON WALL STREET, CERTIFIED FINANCIAL PLANNER TODAY, INVESTMENT ADVISOR, KIPLINGER'S, SMART MONEY and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports. Advertisements for Mellon Mid Cap Stock Fund and Mellon Small Cap Stock Fund also may discuss the potential benefits and risks of small- and mid-cap investing.

      From time to time, comparative performance information may be used in advertising or marketing the Money Market Funds' shares, including data from Lipper Analytical Services, Inc., Bank Rate MonitorTM, iMoneyNet, Inc.'s Money Fund ReportTM, Morningstar, Inc. and other industry publications.

      From time to time, advertising material for a Fund may also include:
(i) biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of the Investment Adviser and its affiliates (including in terms of new customers, assets under management and market share) and their presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; and (iv) references to a Fund's quantitative, disciplined approach to stock market investing and the number of stocks analyzed by the Investment Adviser.

      From time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996-1997)" or other such studies.

      From time to time, a Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of a Fund's past or future performance.


      As of December 10, 2003, Dreyfus managed approximately $88.9 billion in money market fund assets, including approximately $81.3 billion in money market funds designed for institutional investors.



                    INFORMATION ABOUT THE TRUST AND FUNDS

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

      The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

      On each matter submitted to a vote of the shareholders, all shares of each Fund shall vote together, except as to any matter for which a separate vote of any Fund is required by 1940 Act and except as to any matter which affects the interests of particular Funds or classes differently, in which case the holders of shares of the one or more affected Funds or classes shall be entitled to vote separately.

      The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

      The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.
The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.


      The following persons are known by the Trust to own of record 5% or more of the indicated Fund's outstanding voting securities on December 10, 2003. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

MELLON LARGE CAP STOCK FUND:

Boston Safe Deposit & Trust Co.                99.6411% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  33.8812% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

Philip C Stein Jr.                             16.1409% (Investor Shares)
868 Brandon Lane
Schwenksville PA 19473-2102

Karen S. Davies                                16.1409% (Investor Shares)
6 Tiburon Lane
Malvern, PA 19355-2875

Harry S. Soderstrom                            6.9534% (Investor Shares)
106 Hickory Hills Drive
Hillsboro, OH 45133-8559

MELLON INCOME STOCK FUND:

Boston Safe Deposit & Trust Co.                99.7815% (Class M shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 1 5258-0001

Pershing LLC.                                  24.2673% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052


NABOB CO                                       22.0946% (Investor Shares)
C/O Investors Trust Co
P.O. Box 7088
Wyomissing, PA 19610-6088


Ann R. Luce                                    10.9797% (Investor Shares)
PO Box 1882
Boulder, CO 80306-1882

Nancy E Goldberg &                             10.3921% (Investor Shares)
Mark A Goldberg JTWROS
1 Carmel Circle
Lexington, MA 02421-6804

Daniel E Goldberg &                            10.3921% (Investor Shares)
Mary K Cullen JTWROS
6315 Pershing Avenue
University City, MO 63130-4704

Walter C Wilson &                              6.4365% (Investor Shares)
Janet A Wilson JTWROS
558 Torwood Lane
Pittsburgh, PA 1 5236-4258

James B Groner                                 5.9113% (Investor Shares)
4233 Chatham Circle
Aston, PA 19014-3003

Kimberly R Lower                               5.3558% (Investor Shares)
RD #2 Box 574
Hollidaysburg, PA 16648-9755

MELLON MID CAP STOCK FUND:

Boston Safe Deposit & Trust Co.                97.0167% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

FISERV Securities, Inc.                        11.4679% (Investor Shares)
2005 Market Street
Suite 1200
Philadelphia, PA 19103

Pershing LLC.                                  9.7026% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Services                    9.5000% (Investor Shares)
82 Devonshire Street
Boston, MA 02109-3605

Charles Schwab & Co Inc.                       5.2776% (Investor Shares)
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Merrill Lynch, Pierce, Fenner & Smith Inc.     5.0558% (Investor Shares)
for the sole benefit of its customers
Attn:  Fund Administration
4800 Deer Lake Drive Floor 3
Jacksonville, FL 32246-6484

FISERV Securities, Inc.                        27.9597% (Dreyfus Premier
2005 Market Street                             Shares)
Suite 1200
Philadelphia, PA 19103

Merrill Lynch, Pierce, Fenner & Smith Inc.     8.6036% (Dreyfus Premier
for the sole benefit of its customers          Shares)
ATTN:  Fund Administration
4800 Deer Lake Drive E Floor 3
Jacksonville, FL 32246-6484

Pershing LLC.                                  8.1679% (Dreyfus Premier
P.O. Box 2052                                  Shares)
Jersey City, NJ 07303-2052

National Financial Services                    7.9536% (Dreyfus Premier
82 Devonshire Street                           Shares)
Boston, MA 02109-3605

MELLON SMALL CAP STOCK FUND:

Boston Safe Deposit & Trust Co.                97.2141% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  15.7555% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

MELLON INTERNATIONAL FUND:

Boston Safe Deposit & Trust Co.                95.5824% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  66.1462% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

Bear Stearns Securities Corp.                  25.7721%(Investor Shares)
1 Metrotech Center North
Brooklyn, NY 11201-3870

MELLON EMERGING MARKETS FUND:

Boston Safe Deposit & Trust Co.                96.0608% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  58.6133% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

Bear Stearns Securities Corp.                  31.3759% (Investor Shares)
for the benefit of an account
1 Metrotech Center North
Brooklyn, NY 11201-3870

Ameritrade Inc.                                8.0275% (Investor Shares)
for the benefit of an account
P.O. Box 2226
Omaha, NE 68103-2226

MELLON BALANCED FUND:

Boston Safe Deposit & Trust Co.                99.9507% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Joel Cook Huber Biddle                         56.7434% (Investor Shares)
824 Olivia Street
Key West, FL 33040-6419

Massimo A. Monaco                              30.4934% (Investor Shares)
201 Woodchuck Way
Sewell, NJ 08080-3407

Pershing LLC.                                  6.8492% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

MELLON BOND FUND:

Boston Safe Deposit & Trust Co.                99.4695% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Muncy & Co.                                    44.2576% (Investor Shares)
c/o The Muncy Bank & Trust
2 North Main Street
Muncy, PA 17756-1004

NABOB CO                                       12.4061% (Investor Shares)
c/o Investors Trust Co.
P.O. Box 7088
Wyomissing, PA 19610-6088

Charles Schwab & Co Inc.                       8.2802% (Investor Shares)
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC.                                  7.0123% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

MELLON INTERMEDIATE BOND FUND:

Boston Safe Deposit & Trust Co.                99.2666% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  50.9719% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

Elizabeth L Fisher                             27.9665% (Investor Shares)
RR 3 Box 2119
Effort, PA 18330-9456

Walter C. Wilson &                             19.8071% (Investor Shares)
Janet A. Wilson JTWROS
558 Torwood Lane
Pittsburgh, PA 15236-4258

MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES
FUND:

Boston Safe Deposit & Trust Co.                99.2463% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

MBC Investments Corporation                    94.6843% (Investor Shares)
c/o Mellon Bank
ATTN Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2315

FCC Cust.                                      5.3157% (Investor Shares)
FBO Patricia J. Gerfen
300 Saint Mark Avenue Apt. 3332
Lititz, PA 17543-2253

MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND
FUND:

Boston Safe Deposit & Trust Co.                99.5619% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  9.1163% (Investor Shares)
P.O. BOX 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets Inc.                  7.1656% (Investor Shares)
for the benefit of an account
333 West 34th ST - 3rd Floor
New York, NY 10001-2402



Merrill Lynch, Pierce, Fenner & Smith Inc.     6.6488% (Investor Shares)
for the sole benefit of its customers
ATTN: Fund Administration
4800 Deer Lake Drive Floor 3
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner & Smith Inc.     21.5374% (Dreyfus Premier
for the sole benefit of its customers          Shares)
ATTN: Fund Administration
4800 Deer Lake Drive Floor 3
Jacksonville, FL 32246-6484

Pershing LLC.                                  12.1204% (Dreyfus Premier
P.O. Box 2052                                  Shares)
Jersey City, NJ 07303-2052

FISERV Securities, Inc.                        9.8922% (Dreyfus Premier
2005 Market Street                             Shares)
Suite 1200
Philadelphia, PA 19103

National Financial Services                    8.2146% (Dreyfus Premier
82 Devonshire Street                           Shares)
Boston, MA 02109-3605

Anna L Parker                                  7.1137% (Dreyfus Premier
2505 Overland Avenue                           Shares)
Baltimore, MD 21214-2443

MELLON NATIONAL SHORT-TERM MUNICIPAL BOND
FUND:

Boston Safe Deposit & Trust Co.                99.9735% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  90.7045% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052




Mary Elizabeth Hubbard                         8.7148% (Investor Shares)
58 Frost Pond Road
Dublin, NH 03444-8607

MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL
BOND FUND:

Boston Safe Deposit & Trust Co.                99.9103% (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

Pershing LLC.                                  71.9417% (Investor Shares)
P.O. BOX 2052
Jersey City, NJ 07303-2052

MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL
BOND FUND:

Boston Safe Deposit & Trust Co.                98.8028%  (Class M Shares)
Common Trust Fund Conversion
1 Mellon Bank Center
Pittsburgh, PA 15258-0001

National Financial Services                    12.3381% (Investor Shares)
82 Devonshire Street
Boston, MA 02109-3605

Duncan M. McFarland                            8.4211% (Investor Shares)
299 Clapboardtree Street
Westwood, MA 02090-2907

Pershing LLC.                                  5.7142% (Investor Shares)
P.O. Box 2052
Jersey City, NJ 07303-2052

U.S. Clearing Corporation                      37.5432% (Dreyfus Premier
Frederick J. Cammarano                         Shares)
26 Broadway - 12th Floor
New York, NY 10004-1703

UBS Financial Services Inc. FBO                26.9398% (Dreyfus Premier
Elsie E. Boardman Trust                        Shares)
UA DTD 1/14/1993
Carolyn E Richardson TTEE
P.O. Box 1
Hanover, MA 02339-0001

National Financial Services                    11.1126% (Dreyfus Premier
82 Devonshire Street                           Shares)
Boston, MA 02109-3605

Pershing LLC.                                  8.6006% (Dreyfus Premier
P.O. BOX 2052                                  Shares)
Jersey City, NJ 07303-2052

UBS Financial Services Inc FBO                 5.5886% (Dreyfus Premier
Martha J Bonaventura                           Shares)
15 Thompson Lane
Topsfield, MA 01983-1325

MELLON MONEY MARKET FUND:

Bost & Co                                      99.9998% (Class M Shares)
c/o Mellon Bank
P.O. Box 534005
Pittsburgh, PA 15253-4005



First Tennessee Title Insurance                90.5246% (Investor Shares)
Agency Inc. FBO C J Hulen
9047 Executive Park Drive
Knoxville, TN 37923-4605

MBC Investments Corporation                    9.4754% (Investor Shares)
c/o Mellon Bank
Attn: Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2315

MELLON NATIONAL MUNICIPAL MONEY MARKET FUND:

Bost & Co                                      99.9997% (Class M Shares)
c/o Mellon Bank
P.O. Box 534005
Pittsburgh, PA 15253-4005

MBC Investments Corporation                    100% (Investor Shares)
c/o Mellon Bank
Attn: Michael Botsford
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2315


                             FINANCIAL STATEMENTS

      The Funds will send annual and semi-annual financial statements to all of its shareholders of record.


                       COUNSEL AND INDEPENDENT AUDITORS

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Class M and Investor Class Prospectus, Dreyfus Premier Class Prospectus and this SAI.

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.


      KPMG LLP, 757 Third Avenue, New York, New York 10017, was appointed by the Trustees to serve as the Funds' independent auditors for the fiscal year ending August 31, 2004, providing audit services including (1) examination of the annual financial statements (2) assistance, review and consultation in connection with SEC filings (3) and review of the annual Federal income tax return filed on behalf of the Funds.

                                  APPENDIX A

                            Risk Factors--Investing
                    In Pennsylvania Municipal Obligations

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the "Commonwealth") and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


PENNSYLVANIA

      The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

      Pennsylvania's agricultural industries are an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. In 2001, agribusiness and food related industries reached record export sales approaching $1 billion. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area.

      Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $4.5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 80 million tones of anthracite and bituminous coal, 181 billion cubic feet of natural gas, and about 1.4 million barrels of oil are extracted from Pennsylvania.

      In 2002, the population of Pennsylvania was 12.33 million.
Pennsylvania has a high proportion of persons between 45 and 65 years old relative to the nation or the Middle Atlantic Region. The Commonwealth is highly urbanized, with 79% of the 2002 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population.

      Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 7.1% in 1993. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region, but slightly higher than that of the United States. As of February 2003, Pennsylvania had a seasonally adjusted annual unemployment rate of 6.2%.

      Personal income in the Commonwealth for 2002 was $291.4 billion, an increase of 3.4% over the previous year. During the same period, national personal income increased at a rate of 3.3%. Based on these estimates, per capita income for 2002 is at $30,720 for the Commonwealth, compared to per capita income in the United States of $31,737.

DESCRIPTION OF FUNDS

      The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All such revenues are constitutionally required to be used for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, State Lottery and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund

      The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.

      The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by tobacco product manufacturers participating in the MSA. As of June 30, 2002, the Commonwealth had received approximately $1.2 billion in payments under the MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

      The Budget Stabilization Fund (replacing the Tax Stabilization Reserve Fund in 2002) is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. It is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. Legislation enacted with the adoption of the Fiscal Year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund for deposit to the fund during Fiscal Year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the Fiscal Year 2003 budget.

      The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.
In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

      Financial information for the principal operating funds is maintained on a budgetary basis of accounting for insuring compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

      Beginning with its GAAP basis financial statements for the fiscal year ended June 30, 2002, the Commonwealth has adopted several new accounting and reporting standards (collectively, the "New Standards"). Among other things, these New Standards required presentation of government-wide and fund financial statements that constitute basic financial statements and replace general-purpose financial statements reported under former standards. Government-wide financial statements are intended to portray the government "as a whole" while fund financial statements provide fund-specific information. Government-wide financial statements are intended to describe the total cost of providing governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year. As part of implementing the New Standards, effective July 1, 2001 the Commonwealth has reclassified and/or restated numerous fund balance amounts previously reported at June 30, 2001 and has reported governmental activities net assets at June 30, 2001. The New Standards also require providing supplementary information, including a Management's Discussion and Analysis of the financial statements. For Fiscal Year 2002 the Commonwealth also changed how functional expenditure categories are defined. All of these changes may hamper the comparability of GAAP basis financial information for Fiscal Year 2002 to financial reports for years prior to the implementation of the New Standards.





REVENUES

      Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the 6% sales tax ($7.293 billion, 36.4% of General Fund revenues in Fiscal Year 2002), the 2.8% personal income tax ($7.139 billion, 35.6% of General Fund revenues in Fiscal Year 2002), the 9.99% corporate net income tax ($1.419 million, 7.1% of General Fund revenues in Fiscal Year
2002) and capital stock and franchise taxes ($913 million, 4.6% of General Fund revenues in Fiscal Year 2002), which in the aggregate produce over 86% of General Fund tax revenues.

      The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. Together these taxes produce over 47% of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

      License and fee receipts in the General Fund for Fiscal Year 2002 totaled $90.4 million representing 0.5% of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2002 were $814.4 million, representing 41.7% of total Fiscal Year 2002 Motor License Fund Commonwealth revenues. A general increase in various fees and licenses was enacted in April 1997 and effective beginning with Fiscal Year 1998.

EXPENDITURES

      In Fiscal Year 2002, expenditures from Commonwealth revenues for education purposes were just over $8.68 billion. The enacted budget for Fiscal Year 2003 includes over $8.965 billion in education funding, an increase of almost 3.2% over Fiscal Year 2002.

      The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. Public health and human service programs are the largest single component of combined Commonwealth and Federal spending in the Commonwealth's operating budget. Fiscal Year 2003 public health and human services expenditures are expected to be $20.0 billion. For Fiscal Year 2004, $20.0 billion has been appropriated for these purposes. Of the Fiscal Year 2004 expenditures, $7.3 billion will be from the General Fund. Federal funds will increase by $178.1 million while augmentations will decrease by $306.6 million for Fiscal Year 2004. The Fiscal Year 2004 budget also includes $430.3 million of receipts from the Tobacco Statement Fund that will be expended for health care.

      The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000 mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund and the Motor Vehicle Transaction Recovery Fund provide the remainder of funding for transportation programs.

      The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. A total of $508.7 million in Commonwealth revenues was expended from the General Fund and the State Lottery Fund for such purposes in Fiscal Year 2003, and $491.2 million is available for Fiscal Year 2004. In 1991, the Public Transportation Assistance Fund was created with dedicated sources of funding for mass transit systems. Funds totaling $174.3 million were budgeted from this fund in Fiscal Year 2003, and $190.5 million is budgeted for Fiscal Year 2004.

      Motor License Fund restricted revenues budgeted for highway construction purposes totaled $678.2 million in Fiscal Year 2003, and $696.2 million is available for Fiscal Year 2004. Combined Motor License Fund and restricted revenues expended for highway maintenance in Fiscal Year 2003 was $1.089 billion and $1.115 billion is available for Fiscal Year 2004. Support of highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues is budgeted at $282.6 million in Fiscal Year 2003, and $287.8 million is budgeted for Fiscal Year 2004.

      The Commonwealth's current aviation program funds the development of public airport facilities. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2003, $9.3 million was budgeted from the aviation-restricted account for such purposes, and $17.5 million is available for Fiscal Year 2004.

FINANCIAL PERFORMANCE

      RECENT DEVELOPMENTS. Through April 2003, slower than projected growth in the national economy has contributed to a shortfall of Commonwealth revenues in Fiscal Year 2003. Actual Commonwealth revenues through April 2003 were $361.2 million, or 2.0% below the budget estimate. Based on fiscal year actual revenues to-date and a revised economic forecast, the Fiscal Year 2003 General Fund Commonwealth revenues are now anticipated to be $735.8 million below budget estimates by the end of Fiscal Year 2003. The Governor has taken action to reduce current fiscal year expenditures and has proposed other actions to maintain an unappropriated surplus balance at fiscal year-end.

      FINANCIAL RESULTS FOR GOVERNMENTAL FUND TYPES RECENT FISCAL YEARS (GAAP BASIS). During Fiscal Year 2002, the overall financial position (net assets) of the Commonwealth, including both governmental and business-type activities, deteriorated by $0.2 billion from $20.6 billion at June 30, 2001 to $20.4 billion at June 30, 2002. This represents less than 1.0% of total beginning net assets. For all governmental activities, the net increase in net assets was $0.5 million or 2.5% of beginning net assets of $16.4 billion. Total governmental assets were $30.5 billion and liabilities were $13.6 billion at June 30, 2002, leaving governmental assets of $16.9 billion.

      The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth's governmental funds (the General Fund, the Motor License Fund and the Tobacco Settlement Fund are major governmental funds) as of June 30, 2002 were $12.878 billion. Liabilities for the same date totaled $6.030 billion, leaving a fund balance of $6.258 billion, a decline of $621.8 million from the fund balance at June 30, 2001, as restated. The fund balance for the General Fund declined $1.583 million, of which $853.9 million represents a transfer of tobacco settlement payments to the newly created Tobacco Settlement Fund (also a governmental fund). The remaining decline of the General Fund balance was due to Fiscal Year 2002 expenditures and net transfers exceeding revenues during the fiscal year.

      GENERAL FUND FINANCIAL RESULTS FOR RECENT FISCAL YEARS (GAAP BASIS). During the five year period from Fiscal Year 1998 through Fiscal Year 2002, revenues and other sources increased by an average 4.7% annually. Tax revenues during this same period increased by an annual average of 2.1%. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for Fiscal Year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in Fiscal Year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from the Tobacco Settlement Fund, and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the Fiscal Years 1998 through year 2002 period rose at an average annual rate of 6.5%.

      The fund balance at June 30, 2002 totaled $2.902 billion, a decrease of $1.583 billion over the balance at June 30, 2001. The Fiscal Year 2002 year-end unreserved-undesignated balance of $1.483 billion is $41.5 million below the amount recorded for Fiscal Year 2001.

      GENERAL FUND FISCAL YEAR 2001 FINANCIAL RESULTS (GAAP BASIS). For Fiscal Year 2001 assets increased $454.2 million, a 5.9% increase over Fiscal Year 2000 to $8.183 billion, primarily due to higher amount of funds in investments. Liabilities also rose during Fiscal Year 2001, increasing $232.9 million to $3.698 billion. The increase of assets over liabilities for Fiscal Year 2000 caused the fund balance to increase by $221.3 million to $4.485 billion as of June 30, 2001.

      Revenues and other sources for Fiscal Year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce a $221.3 million increase in fund balance at June 30, 2001. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year. Correspondingly, the unreserved-undesignated fund balance declined by $175.3 million from the prior fiscal year to $1.525 billion.

      GENERAL FUND FISCAL YEAR 2001 FINANCIAL RESULTS (BUDGETARY BASIS). For Fiscal Year 2001, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and including intergovernmental transfer transaction contributions, totaled $19.966 billion against Commonwealth revenues, net of tax refund and rebate reserves, of $19.691 billion. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

      Commonwealth revenues (prior to reserves for tax refunds) totaled $20.562 billion, $81.2 million (0.4%) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4% over Fiscal Year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Reserves for tax refunds in Fiscal Year 2001 were $870 million, an increase of 6.7% over Fiscal Year 2000 reserves.

      GENERAL FUND FISCAL YEAR 2002 FINANCIAL RESULTS (GAAP BASIS). At June 30, 2002, the General Fund reported a fund balance of $2.902 billion, a decrease of $1.583 billion from the reported $4.485 billion fund balance at June 30, 2001. On a net basis, total assets decreased by $490.3 million to $7.693 billion. Cash and investments decreased due to a decline in tax revenues; and, receivables increased because of a mandatory change in how taxes receivable are financially reported. Liabilities increased by $1.092 billion to $4.791 billion largely because a mandatory offsetting change in deferred revenues related to how taxes receivable are reported.

      The slowing national economy led to lower tax revenue collections during Fiscal Year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during Fiscal Year 2002.

      The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year, which included the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $515 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $41.5 million. During the fiscal year, total fund balance reservations decreased principally because of legislation closing the former Tax Stabilization Reserve Fund. On a net basis, fund balance designations declined by $455.2 million because prior year receipts from the Tobacco Master Settlement Agreement and related investment income totaling $851.4 million through June 30, 2001 were previously reported as a General Fund balance designation at June 30, 2001; those amounts were transferred to the newly-established Tobacco Settlement Fund during Fiscal Year 2002. General Fund balance designations increased because of a new $300 million designation for the newly established Budget Stabilization Reserve Fund. Other fund balance designations increased by $96.2 million on a net basis during the fiscal year, principally a $78.7 million increase for group medical and life insurance, an $8.2 million increase for a judicial computer system and a $9.2 million increase for agency construction projects.

      GENERAL FUND FISCAL YEAR 2002 FINANCIAL RESULTS (BUDGETARY BASIS). Largely due to the effects of the national recession on tax and other receipts, actual Fiscal Year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total Fiscal Year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19.642 billion. Actual expenditures from Fiscal Year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20.874 billion. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1.038 billion balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

      Commonwealth tax revenues for the fiscal year declined 2.6% from Fiscal Year 2001 tax receipts, the first year over year decrease in tax receipts since Fiscal Year 1962, largely due to the national economic recession during Fiscal Year 2002. Most major tax categories experienced collections below their budget estimates. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%). Within sales tax receipts, taxes on the sale or lease of motor vehicles were above estimate by 8.0% and non-motor vehicle sales tax receipts were 2.3% below estimate. Personal income tax receipts were $738.7 million (9.4%) below estimate as non-withholding receipts were 21.9% below estimate and withholding collections were 5.1% below estimate. Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for Fiscal Year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

      Reserves for tax refunds in Fiscal Year 2002 were $967.2 million, an increase of 11.2% over Fiscal Year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of Fiscal Year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

      Expenditures of Commonwealth revenues during Fiscal Year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20.874 billion, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during Fiscal Year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The Fiscal Year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in Fiscal Year 2002 compared to $248.4 million in Fiscal Year 2001.

      GENERAL FUND FISCAL YEAR 2003 BUDGET (BUDGETARY BASIS). The enacted budget for Fiscal Year 2003 was based on an estimated 1.8% increase for Commonwealth revenues before accounting for any changes in tax and revenue provisions. After adjustments for various tax rate and tax base changes and special fund transfers and non-tax revenue changes enacted for the Fiscal Year 2003 budget, total Commonwealth revenues were projected to increase by 8.7% over Fiscal Year 2002 actual receipts and total $21.812 billion. The tax revenue component of Commonwealth revenues was estimated to rise 7.3% above Fiscal Year 2002 receipts. Approximately two-thirds of this expected increase in tax revenues is due to the various tax rate and tax base changes enacted for the Fiscal Year 2003 budget. The major components to the tax revisions enacted for Fiscal Year 2003 were an increase to the cigarette tax of $0.69 per pack to $1.00 per pack, expected to produce a net increase of $585 million; disallowing for state tax purposes the bonus depreciation expenses provided by the federal Job Creation and Worker Assistance Act, expected to provide $350.1 million in increased revenues in Fiscal Year 2003; and a partial deferral of the phase-out of the capital stock and franchise tax, changing the scheduled reduction from a one mill reduction in tax years beginning in each of 2002 and 2003 to a one-quarter mill reduction in each of those two years, anticipated to produce an estimated $136.4 million in additional revenues for the fiscal year. Other tax revisions and revenue enhancement items enacted for the budget are estimated to produce $467.0 million in additional revenues. Of this amount $197.6 million is due to changes in the law specifying when unclaimed property is to be escheated to the Commonwealth and $158 million represents transfers from special funds, neither of which are anticipated to reoccur in future fiscal years.

      The Fiscal Year 2003 budget estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 3.9% rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipated that economic growth would recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation was expected to be low for Fiscal Year 2003, and unemployment levels were believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate.

      The enacted Fiscal Year 2003 budget provided $20.714 billion of appropriations from Commonwealth revenues, a 0.4% decrease from Fiscal Year 2002 appropriations. In addition, $300 million had been appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund, but such transfer was subsequently rescinded. Major areas receiving funding increases in the Fiscal Year 2003 enacted budget included basic education and corrections. The enacted Fiscal Year 2003 budget provided for a substantial increase in expenditures supported through sources other than Commonwealth revenues. The budget included $844.6 million of funding for medical assistance expenditures through intergovernmental transfers, a higher amount than the $549.6 million budgeted in Fiscal Year 2002. Under these intergovernmental transfer transactions certain county governments contribute funds as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for the Commonwealth to use these country contributions to pooling transactions to match additional Federal funds will be limited beyond Fiscal Year 2010. Other expenditures normally funded from Commonwealth revenue appropriations, but which for Fiscal Year 2003 are funded elsewhere include $380.5 million of debt service payments that are being paid from other funds, including a May 2002 refunding bond issued by the Pennsylvania Industrial Development Authority and $198.5 million of long-term care costs that will be paid from Tobacco Settlement Fund revenues.

      Economic growth in the nation and the Commonwealth has not achieved the projections used to estimate Fiscal Year 2003 revenues. Consequently, actual Commonwealth revenues for the fiscal year-to-date through April 2003 are $361.2 million below estimate for that period, a shortfall of 2%. Corporate taxes are $128.1 million below estimate, a 3.7% shortfall to the year-to-date estimate. Sales tax revenues are $18.6 million estimate through April 2003. Personal income tax receipts are $216.9 million below estimate for the period, a shortfall of 3.5%. Through April, the Commonwealth's non-tax revenues are $9.4 million above estimate, or 1.7%. Recent forecasts for the national economy expect slower economic growth rates for the balance of Fiscal Year 2003 than was used for the Fiscal Year 2003 revenue estimates. The Commonwealth now anticipates, based on these revised forecasts, that Commonwealth revenues may be $735.8 million below budget estimates, a 3.4% reduction from the official budget estimate for the fiscal year.

      Responding to slower than anticipated growth in the national economy and Commonwealth revenues, the Governor has directed $387.3 million of Fiscal Year 2003 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. In additional to the appropriated funds place in budgetary reserve, the Commonwealth estimates that $113.5 million in various appropriation lapses will also be available to offset revenue shortfalls or to support supplemental appropriations currently estimated at $16.7 million. The budgetary actions ordered or proposed by the Governor are intended to allow the Commonwealth to end the fiscal year on June 30, 2003 with no deficit, based on current revised revenue and expenditure projections. Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.

      PROPOSED GENERAL FUND FISCAL YEAR 2004 BUDGET. The Governor proposed a Fiscal Year 2004 budget to the General Assembly in March 2003. The proposed budget recommended appropriations totaling $22.6 billion of Commonwealth revenues against estimated current law revenues and proposed revenue measures, net of tax refunds of $22.6 billion. The Governor's proposed budget includes $2.8 billion of tax, fee and other revenue increases requiring legislative approval, including the transfer of the expected $330 million balance in the Tobacco Settlement Fund reserve account to the General Fund.

      The Governor also proposed two major program expansions. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth, increasing the Commonwealth's subsidy of local public school costs to 50% of total costs in aggregate. Proposed program funding is from taxes realized from the legalization of slot machines at racetracks in the state, an increase in the Commonwealth personal income tax of 0.65% and other tax rate and fee increases. In addition to the 0.65% increase in the personal income tax rate proposed for education, the Governor has proposed an additional 0.3% increase to the tax rate in support for general budget expenses. Together, the proposed tax rate increases would raise the personal income tax rate to 3.75% effective as of July 1, 2003.

      The Governor has also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects directed at blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $1.5 billion of debt issued over more than three fiscal years.

      The General Assembly has enacted portions of the Governor's budget proposal but has not yet approved any of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions requested by the Governor. The Governor's remaining proposals are now being considered by the General Assembly. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurances that the budget, as proposed by the Governor, will be enacted into law.

      MOTOR LICENSE FUND FISCAL YEARS 2003 AND 2004. Fiscal Year estimates of Commonwealth revenues to the Motor License Fund have been revised downward by $24 million to $2.005 billion, to an increase of 2.6% over actual Fiscal Year 2002 revenues. Liquid fuels taxes and license and fee revenues are estimated to grow by approximately 1.7% while other revenue receipts, namely earnings on investments, are estimated to rebound from prior years' declines. Appropriations of Commonwealth revenues in the adopted budget total $2.059 billion. This amount represents an increase of 0.8% over expenditures in Fiscal Year 2002 and represents a planned $31.9 million draw down of the $56.4 million fiscal year beginning balance.

      The enacted budget for Fiscal Year 2003 provided for $2.048 billion of appropriations from Commonwealth funds, $10.7 million (0.5%) below the appropriated amount for Fiscal Year 2003. Revenues from Commonwealth funds of the Motor License Fund are estimated to be $2.048 billion, an increase of $21.2 million over expected revenues during Fiscal Year 2003, an increase of 1.0%. The budget projects the maintenance of a $10.5 million balance at fiscal year-end. Through April 2003, Commonwealth revenues deposited in the Motor License Fund have totaled $1.80 billion, $27.9 million below the fiscal year-to-date estimate.

      STATE LOTTERY FUND FISCAL YEARS 2003 AND 2004. The most recent budget projections show a 13.8% increase in gross ticket sales and total net revenues of $1.112 billion with most of the increase expected to come from the Commonwealth's participation in the multi-state Powerball game administered by the Multi-State Lottery Association. Budgeted expenditures of $1.186 billion are 11.9% above Fiscal Year 2002 expenditures. The excess of budgeted expenditures over estimated revenues is to be funded by a partial draw down in the unappropriated fund balance and reserve. Appropriation lapses are estimated to be $42.3 million that contribute to a $181.6 million fiscal year-ending balance (including $100 million in reserves). The Governor's proposed Fiscal Year 2004 budget anticipates a 7.6% increase in revenues from lottery sources, including the state's participation in the multi-year Powerball game. Appropriations totaling $1.2 billion were recommended. The fiscal year-end balance and reserve is projected to total $216.5 million.

OUTSTANDING COMMONWEALTH INDEBTEDNESS

      The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Net outstanding general obligation debt totaled $6.060 billion at June 30, 2002, a net increase of $643.1 million from June 30, 2001. Nearly 20% of this increase is attributable to a $116.3 million decline in sinking fund balances during the fiscal year. By using balances to pay debt service, Fiscal Year 2002 debt service appropriation amounts from the General Fund were reduced. Over the 10-year period ended June 30, 2002, total net outstanding general obligation debt increased at an annual rate of 2.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8%.

      When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The Fiscal Year 2003 budget does not anticipate issuing tax anticipation notes. Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes. No bond anticipation notes are outstanding.

      Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2002:
Delaware River Joint Toll Bridge Commission ($76.6 million), Delaware River Port Authority ($1.325 billion), Pennsylvania Economic Development Financing Authority ($1.576 billion), Pennsylvania Energy Development Authority ($65.8 million), Pennsylvania Higher Education Assistance Agency ($3.419 billion), Pennsylvania Higher Educational Facilities Authority ($3.968 billion), Pennsylvania Industrial Development Authority ($556.6 million), Pennsylvania Infrastructure Investment Authority ($171.6 million), Pennsylvania Turnpike Commission ($2.139 billion), and the State Public School Building Authority ($523.9 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2.975 billion of revenue bonds outstanding as of June 30, 2002).

      General obligation bonds of the Commonwealth are rated "AA" by S&P, "Aa2" by Moody's, and "AA" by Fitch. The ratings reflect only the views of the rating agencies.

      The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002. PICA had $840.6 million in special tax revenue bonds outstanding as of June 30, 2002. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

LITIGATION

      Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

      In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2003 is $20.0 million.

      POWELL V. RIDGE. In 1998, a suit was filed on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth's formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The plaintiffs seek a declaration that the Commonwealth's funding practices and policies discriminate against minority students in violation of Federal law.

      Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the Appeals and U.S. Supreme courts decided other cases that likely would directly affect the plaintiffs' claims. Those decisions have now been issued and make clear that the plaintiffs' claims, as currently pled, are not viable.

      COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA. In December 1987, the Supreme Court of Pennsylvania held in COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

      The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The INTERIM REPORT OF THE MASTER recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 1999-12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

      PPG INDUSTRIES, INC. V. COMMONWEALTH OF PENNSYLVANIA. By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax.
Further the Court directed the Commonwealth must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKession v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. During the course of this litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

      PPG filed with the court a petition for reconsideration of its November 30, 2001 Opinion and Order which the Court denied by order dated February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002 appears to be revenue neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount and those appeals remain pending.

      UNISYS CORPORATION V. COMMONWEALTH. Taxpayer challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The case was argued before the Commonwealth Court, which issued its decision on March 8, 1999 sustaining the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding the Commonwealth Court and upholding the Commonwealth's statutory apportionment formula. Unisys filed an application for re-argument, which was denied. Unisys filed a petition for certiorari to the United States Supreme Court. The Commonwealth is awaiting the Court's decision.

      NORTHBROOK LIFE INSURANCE CO. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

      The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 which establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

      The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

                                  APPENDIX B


                           Risk Factors--Investing
                    in Massachusetts Municipal Obligations

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.


GENERAL INFORMATION

      Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. According to the 1990 census, the population density of Massachusetts is 767.6 persons per square mile, as compared to 70.3 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.2% of Massachusetts residents live in metropolitan areas, compared with a national average of 79.4%. The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141.

      Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 1999 Massachusetts had its highest per capital income growth in 15 years, exceeding the national growth rate by 1.6%. Massachusetts had the third highest level of per capital personal income in the United States in 2002.

      The Massachusetts services sector, with 36.9% of the non-agricultural work force in December 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.4%), government (13.2%) and manufacturing (12.0%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 has been accompanied by increased employment levels, and between 1994 and 1997 total employment levels in Massachusetts have increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001.
      The unemployment rate in Massachusetts has been consistently below that of the United States in 2002-03. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the same time period. The unemployment rate in Massachusetts increased from 5.1% in May 2002 to 5.5% in May 2003, and the United States unemployment rate also increased from 5.8% to 6.1% between these same months.

COMMONWEALTH FINANCES

      CASH FLOW-FISCAL 2004. On August 28, 2003, the Commonwealth released the most recent cash flow projections for fiscal 2004. This projection was based on the fiscal 2004 budget, including the value of all vetoes and subsequent overrides, supplemental appropriations enacted through the date of the release and financing plans for capital projects current as of the date of the release. The cash flow projection incorporated a tax revenue estimate for fiscal 2004 of $14.408 billion, including sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the "MBTA"). Fiscal 2002 tax refunds that were paid in July and August of 2002 and fiscal 2003 tax refunds paid in the beginning of fiscal 2004 were approximately $70 million for each period, leading to no net effect for the timing of refunds in fiscal 2004. The repeal of many minor budgeted operating funds by the fiscal 2004 budget resulted in net transfer of approximately $64 million to the General Fund. Fund repeals, demutualization proceeds and several other one-time revenue sources resulted in the transfer of approximately $270 million to the Stabilization Fund.

      The Commonwealth's unaudited June 30, 2003 cash balance was $2.163 billion, including $1.056 billion in segregated capital funds and $1.107 of operating cash. After taking into account $400 million reserved to pay issued but outstanding checks, the net year-end operating balance was $707 million, which was approximately $439 million higher than projected. The higher than expected year-end cash balance is due to a number of factors, including $152 million of off-budget fund balances that were consolidated into the operating budget as a result of the repeal of various minor funds, $110 million in tax revenues related to closing so-called tax loopholes that will be deposited into the Stabilization Fund and approximately $90 million from higher than expected tax revenue collections.

      The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes ("BANs") or revenue anticipation notes for operating purposes. All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by State finance law to be paid not later than June 30 of such year.

      The Commonwealth also periodically issues commercial paper in the form of BANs to fund capital spending in between bond sales. At the end of fiscal 2003, the Commonwealth had outstanding approximately $507 million of BANs through the commercial paper program for a variety of capital projects, $375 million of which were retired during August and the beginning of September 2003.

      Net proceeds of long-term debt issuance during fiscal 2003 were projected to total $2.16 billion (not including refunding bonds). This includes approximately $420 million in bonds ear-marked for the CA/T Project (defined below) and $285 million in bonds ear-marked for working capital related to the MBTA. Approximately $1.91 billion of this amount was issued through the end of May 2003. An additional bond sale of $250 million was expected to be delivered in June 2003, but that sale was not completed.

      The Commonwealth anticipates that it will have generally low cash balances throughout fiscal 2004. The May 23, 2003 cash flow projection indicated an operating balance deficit as of the end of December 2003. However, significant improvements in both revenue collection and spending reduction in the final months of fiscal 2003 resulted in a higher starting cash balance for fiscal 2004 than previously forecast. The August 28, 2003 cash flow projection did not indicate an operating balance deficit during fiscal 2004, but indicated continued reliance on significant short term borrowing to meet quarterly local aid payments. The Commonwealth's next cash flow projection is due November 30, 2003.

      FISCAL 2003 BUDGET. On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion (compared to then-current law) through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, decreases in personal income tax exemptions and a delay in the implementation of the scheduled reduction of the tax rate on most non-capital gains income from 5.3% in tax year 2002 to 5.0% in tax year 2003.

      On July 19, 2002, the fiscal 2003 budget also passed. The fiscal 2003 budget was based on a tax revenue estimate of $15.393 billion including the tax increases and a tax amnesty program. The budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance (the "EOAF") to be approximately $295.7 million, as well as $550 million from the Stabilization Fund, $75 million from the Caseload Migration Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The fiscal 2003 budget, including veto overrides, directly appropriated $22.682 billion, not including approximately $282 million in Medicaid related health care spending that was moved off-budget. The fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. This change resulted in a spending reduction of approximately $52 million. The Division of Medical Assistance (the "DMA"), however, estimated that the shift of this population from MassHealth to emergency health services could result in increased costs to the "free care pool" of approximately $30 million in fiscal 2003 and approximately $140 million on an annualized basis.

      On October 17, 2002, the Commonwealth reduced the official fiscal 2003 tax revenue estimate to $15.145 billion. In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts in the amount of approximately $99.1 million to partially address the anticipated revenue shortfall. On December 9, 2002, the Acting Governor again reduced allotments in the amount of approximately $60.7 million to partially address an additional anticipated revenue shortfall.
      In January 2003, the new Governor began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised of lower than anticipated tax revenues in the amount of approximately $497 million.

      On January 30, 2003, the Governor announced $343.6 million in allotment reductions and other savings initiatives. Local government aid and lottery distributions to cities and towns were reduced by $114.4 million as part of the reduction package. Other spending cuts were made to Medicaid in the amount of approximately $75.2 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $15.9 million, transitional assistance in the amount of approximately $12 million, housing in the amount of approximately $10 million, a prescription drug program for seniors in the amount of $10 million, other health and human services in the amount of approximately $46 million and all other areas in the amount of approximately $35.1 million.

      On February 3, 2003, the EOAF reduced the October 2003 tax revenue estimate to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The reduction to the fiscal 2003 tax revenue estimate was composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes, and a $65 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources.

      On March 5, 2003, legislation was signed by the Governor to increase filing fees at the Registries of Deeds and to levy a separate surcharge on all Registry of Deeds filings, which is estimated to result in additional revenue of approximately $40.6 million for fiscal 2003 and approximately $136.2 million for fiscal 2004. The separate surcharge on filings will be deposited in the Registers Technological Fund and does not benefit the General Fund. Pursuant to the legislation, transfers in the amounts of $12 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund, $17 million from the Renewable Energy Trust Fund and $6.5 million from the Health Protection Fund were made to the General Fund.

      The EOAF currently projects a statutory budget surplus of approximately $160.5 million in fiscal 2003. The estimated year-end surplus will be deposited in the Stabilization Fund and is primarily the result of higher than estimated tax revenue partially derived from the closing of various so-called tax loopholes. This projection is based upon the assumption that $122 million in fiscal 2003 appropriations will remain unspent. The estimate also takes into account all outstanding supplemental budget appropriations filed by the Governor to address deficiencies in certain appropriations or to authorize unexpended fiscal 2003 appropriations to carry forward into fiscal 2004. Although currently projecting a year-end statutory surplus, fiscal 2003 utilized Stabilization Fund monies, one-time tax revenues, $57.7 million in Federal Medicaid Assistance Percentage ("FMAP") reimbursements and other non-recurring revenue sources totaling approximately $1.178 billion to offset a structural deficit in the General Fund, the Highway Fund and other operating budget funds (collectively, the "Budgeted Operating Funds").

      FISCAL 2004 BUDGET. On June 20, 2003, the Legislature passed the fiscal 2004 budget, which was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The fiscal 2004 budget relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, of which $55.0 million is to be transferred to the uncompensated care pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

      The fiscal 2004 budget budgeted $22.332 billion for programs and services. After review of the budget, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, the Governor vetoed approximately $201.0 million in spending and signed into law the fiscal 2004 budget. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The final budget, including veto overrides, budgeted $5.921 billion for Medicaid, $3.9 billion for education, $1.598 billion for debt service and $10.870 billion for all other programs and services. The total budgeted amount is approximately $22.289 billion, or .05% less than estimated total spending in fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in fiscal 2003 appropriations that were not expended in fiscal 2003, and were continued in fiscal 2004. The fiscal 2004 budget total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and Federal reimbursements.

      The Administration now plans to draw down a total of approximately $271.0 million in Federal dollars available from the Jobs and Growth Tax Relief Reconciliation Act of 2003 in fiscal 2004, which amount includes the $100.0 million budgeted in the fiscal 2004 budget.

REVENUE

      In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Budgeted Operating Funds. In fiscal 2003, on a statutory basis approximately 64.2% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 20.6% of such revenues, with the remaining 15.2% provided from departmental revenues and transfers from non-budgeted funds.
      COMMONWEALTH TAXES. During fiscal 1999 through fiscal 2002, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $1 billion of fiscal 1999 revenues, $180 million of fiscal 2000 revenues, $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes are estimated to have increased revenue collection by a net amount of approximately $900 million. The Department of Revenue estimates that in fiscal 2004, the impact of tax law and administrative changes will be to reduce tax collections by approximately $180 million compared to fiscal 2003.

      Legislation enacted as part of the fiscal 2003 budget authorized the Department of Revenue to create an amnesty program for all types of taxes (excluding those paid under the International Fuel Tax Agreement), which initially ran through November 30, 2002. Later legislation extended the period from January 2, 2003 through February 28, 2003. Successful participants in this program had penalties waived. A gross amount of approximately $174 million was raised through the amnesty program.

      August 2003 tax revenue collections totaled $1.090 billion, of which $53.4 million was sales tax revenue dedicated to the MBTA. Preliminary results indicate that September 2003 tax collection totaled approximately $1.637 billion, of which approximately $60 million was sales tax revenue dedicated to the MBTA. For the first three months of fiscal 2004, ending September 30, 2003, tax revenues totaled $3,794 million (including $171 million dedicated to the MBTA). This total exceeded total tax revenues for the same period of the preceding fiscal year by approximately $159 million, or 4.4%, and exceeded the February 5, 2003 forecast for such period by approximately $129 million, or 3.5%. The increases are attributable principally to increases in business tax revenues, which appear to reflect the closing of certain tax loopholes and increased business taxable earnings.

      Legislation enacted as part of the fiscal 2004 budget affected the calculation of interest on refunds for a wide array of tax types. Under these provisions, changes were made to the interest rate, substantiation requirements and dates from which interest is calculated. It is estimated that upon full implementation these changes will result in approximately $30 million in lower interest payments on tax refunds in fiscal 2004.

      The major components of state taxes are the income tax, which is projected to account for approximately 54% of total tax revenues in fiscal 2004, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 10%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2004 tax revenues.

      INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

      SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

      Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In fiscal 2004, the amount of such sales tax receipts is estimated to be $684.3 million.\

      BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

      Beginning January 1, 1997, legislation was phased in that sourced sales to the state of domicile of the ultimate consumer of a service instead of to the state where the seller bore the cost of performing services. It is estimated that this change resulted in a revenue deduction of approximately $106 million in fiscal 2002 and $107 million in fiscal 2003, and is projected to reduce revenues by approximately $119 million in fiscal 2004.

      Legislation enacted in March 2003 requires certain qualified subchapter S subsidiaries ("QSUBs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), to pay the net income measure of the Commonwealth's corporate excise tax. A tax rate of 3% will be imposed on the net income of each QSUB if the total receipts of the QSUB, its parent and all of the parent's other QSUBs are between $6 million and $9 million for the taxable year. A tax rate of 4.5% will be imposed if such total receipts are $9 million or more. The new tax is in addition to the tax on the QSUB's income currently levied on its parent. The new law also requires every QSUB that receives income that would have been taxed to it for Federal income tax purposes had it been treated as a separate corporation to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5%. The Department of Revenue estimates that this change will result in additional revenue of approximately $30 million in fiscal 2004.

      The legislation enacted in March 2003 also provided that, in computing net income, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments. The Department of Revenue estimates that as a result of this change, in fiscal 2003 approximately $40 million less in corporate tax refunds was paid than otherwise would have been the case, and $50 million in additional revenue is expected in fiscal 2004.

      BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

      Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. It is estimated that this change resulted in additional revenue of approximately $160 to $180 million in fiscal 2003, but will only result in $25 to $45 million in additional revenues in fiscal 2004 and subsequent years due to tax liabilities prior to 2003.

      INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income.

      OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The Department of Revenue estimates that this change resulted in additional revenue of approximately $195 million in fiscal 2003. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2003.

      Recently, Congress made numerous changes to Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, Federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Commonwealth's estate tax equaled the previously allowable Federal credit, legislative action was needed to prevent the Commonwealth's estate tax from being fully eliminated. As of October 2002, the Commonwealth's estate tax was decoupled from the Federal estate tax and is now tied to the Code.

      FEDERAL AND OTHER NON-TAX REVENUES. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

      For the Budgeted Operating Funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $870.0 million, $902.1 million, $931.6 million, $941.3 million and an estimated $944.7 million in fiscal 1999 through 2003, respectively, and which are expected to account for $1.014 billion in fiscal 2004.

      On May 28, 2003, President Bush signed the Jobs and Growth Reconciliation Act of 2003. Massachusetts could be eligible to receive up to approximately $550 million of the $20 billion total made available to states under the legislation. The estimated funding to Massachusetts would be comprised of increased FMAP in the amount of approximately $334 million and temporary direct fiscal relief in the amount of approximately $215.9 million. The fiscal 2004 budget relied on $100.0 million, of which $55.0 million is increased FMAP to be transferred to the uncompensated care pool and $45 million is to be deposited in the General Fund. The Administration now plans to draw down a total of approximately $57.7 million in fiscal 2003 and $271 million in fiscal 2004. The fiscal 2004 amount is comprised of $215.9 million in general fiscal relief plus the aforementioned $55.0 million in FMAP funds.

      TOBACCO SETTLEMENT. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.

      The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

      During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated.
For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The fiscal 2002 budget changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The fiscal 2003 budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment for current-year spending, which is estimated by the EOAF to be approximately $295.7 million. The fiscal 2004 budget will also utilize 100% of the annual tobacco settlement payment ($282.9 million base amount) for current-year spending.

EXPENDITURES

      COMMONWEALTH FINANCIAL SUPPORT FOR LOCAL GOVERNMENTS. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In fiscal 2003, approximately 22.6% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid. In fiscal 2004, approximately 21.4% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

      As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

      The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

      In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

      During fiscal 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44.0 million reduction in lottery distributions.

      PROPERTY TAX LIMITS. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound annual growth rate of 4.3%.

      Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. In fiscal 2003, 52 communities had successful override referenda that added an aggregate of approximately $20.7 million to their levy limits. Capital exclusions were passed by 11 communities in 2003, totaling approximately $0.9 million.

      MEDICAID. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services, receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the Federal Children's Health Insurance Program for states.

      Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The EOAF projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control initiatives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

      The Federal Centers for Medicare and Medicaid Services asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate Federal regulations regarding impermissible taxes on health care providers. Since 1993, the DMA has been seeking a Federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool. The DMA believes that the assessment complies with the Federal law pertaining to provider taxes. Under Federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the Federal government could seek retroactive repayment of Federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000 the Commonwealth received an estimated $1.068 billion in Federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. The Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter since fiscal 2000. Clarification of this issue could take several years, and no further action has been taken by Federal authorities since June 2000.

      UNCOMPENSATED CARE POOL. As discussed above, the fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. The fiscal 2004 budget directed the DMA to provide health care benefits to long-term unemployed adults and make expenditures for such benefits through the Commonwealth's uncompensated care pool. The uncompensated care pool was created in 1985 to reimburse Massachusetts acute care hospitals and community health centers for medically necessary services provided to the low-income uninsured and underinsured. This new program is legislatively mandated to begin October 1, 2003 and is expected to extend eligibility to approximately 36,000 long-term unemployed adults. The DMA will submit a waiver amendment prior to that date, and will not be able to draw down any Federal financial participation until the amendment is approved. Although it is certain that the new program will offer a different sent of benefits, the policy is still being developed. Program costs are projected to be less than $160 million, but an exact figure will not be available until policy development is complete.

      SENIOR PHARMACY PROGRAM. A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. The fiscal 2003 budget appropriated $97.6 million for the program, but only $85.3 million was expended as a result of allotment reductions imposed on October 10, 2002. In fiscal 2004, spending for the program is projected to total approximately $96.3 million.

      PUBLIC ASSISTANCE. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children ("TAFDC"), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children ("EAEDC"), and the state supplement to Federal Supplemental Security Income ("SSI").

      TAFDC expenditures in fiscal 2003 are estimated to be $412.0 million, approximately 1.4% less than fiscal 2002. TAFDC budgeted expenditures in fiscal 2004 are projected to be $405.2 million, a decrease of 1.6% from fiscal 2003. The decrease in TAFDC spending is attributable to the federally mandated increase in the number of recipients required to work. The Emergency Assistance program provides disaster relief and shelter to homeless families. The cost of this program is included in TAFDC expenditures.
      The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in a 68% decrease through fiscal 2001. However, the caseload began to grow again in fiscal 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period. Over 15,000 welfare recipients reached their limit in December 1998 and can now begin receiving benefits again if they meet eligibility requirements.

      The EAEDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in an 83.6% decrease through fiscal 2001, but the caseload began to grow again in fiscal 2002. The trend can be attributed to factors similar to those affecting the TAFDC caseload. For fiscal 2003, caseload increased by an estimated 5.4% and expenditures increased by approximately 6.9%. For fiscal 2004, caseload is projected to grow by 6.7%. Fiscal 2004 expenditures for EAEDC are projected to be $63.9 million, a 6.6% decrease from fiscal 2003. The fiscal 2004 decrease in expenditures is attributed to eligibility and benefit changes.

      SSI is a federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal 2004 expenditures for SSI are estimated to be $209.0 million, a 1% decrease from fiscal 2003.

      OTHER HEALTH AND HUMAN SERVICES. Other health and human services estimated spending for fiscal 2003 included expenditures for the Department of Mental Retardation ($952.3 million), Department of Mental Health ($602.5 million), Department of Social Services ($656.6 million), Department of Public Health ($407.3 million) and other human service programs ($636.7 million).

      In fiscal 2004, other health and human services spending is projected to include expenditures for the Department of Mental Retardation ($961.3 million), Department of Mental Health ($592.8 million), Department of Social Services ($679.6 million), Department of Public Health ($358.1 million) and other human services programs ($629.2 million).

      COMMONWEALTH PENSION OBLIGATIONS. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

      EARLY RETIREMENT INCENTIVE PROGRAM. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 ERIP program totaled approximately 4,600. The legislation authorizing the 2002 ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file a report on the additional actuarial liabilities due to the 2002 ERIP. In its report, PERAC stated that the 2002 ERIP program resulted in an increased actuarial liability of $312.2 million. The 2003 ERIP Program will be executed during the first half of fiscal 2004. Although it offers similar enhanced benefits to the 2002 ERIP, participation and impact are expected to be less due to a diminished pool of retirement-eligible employees.

      On September 17, 2003, PERAC released its actuarial valuation of the total pension obligation dated January 1, 2003. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.401 billion, an increase of $6.033 billion over the unfunded actuarial accrued liability as of January 1, 2002. The unfunded actuarial accrued liability as of January 1, 2003 was comprised of unfunded actuarial accrued liabilities of $3.604 billion for the State Employees' Retirement System, $8.129 billion for the State Teachers' Retirement System, $998.3 million for Boston Teachers and $670 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2003 to be approximately $43.030 billion (comprised of $17.551 billion for Commonwealth employees, $22.892 billion for Commonwealth teachers, $1.918 billion for Boston teachers and $670 million for cost-of-living increases). Total assets were valued at approximately $29.629 billion based on the five-year average valuation method, which equaled 115% of the January 1, 2003 total asset market value. The actuarial value of assets as of January 1, 2003 represented a decline of $2.070 billion from the valuation of assets as of January 1, 2002. The funded ratio declined to 68.9% as of January 1, 2003 from 81.1% as of January 1, 2002. During 2002, there was an overall actuarial loss of $5.8 billion. There was a non-investment loss on actuarial liability of approximately $1.2 billion and a loss on assets (on an actuarial value basis) of $4.6 billion. Due to the significant increase of unfunded actuarial accrued liability, it is expected that the pension funding schedule will be required to be revised to fully amortize unfunded accrued liability by 2023. Payments under such a revised schedule will be significantly higher than the annual pension funding obligations called for in the existing pension funding schedule.

      HIGHER EDUCATION. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

      OTHER PROGRAM EXPENDITURES. In fiscal 2003, the remaining $3.514 billion in estimated expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($581.6 million), District Attorneys ($76.4 million), the Attorney General ($33.1 million), the EOAF ($422.6 million), Environmental Affairs ($179.6 million), Transportation and Construction ($113.0 million), Public Safety ($904.1 million), Elder Affairs ($191.9 million) and the Department of Housing and Community Development ($84.4 million).

      In fiscal 2004, the remaining $3.438 billion in projected expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($568.7 million), District Attorneys ($75.8 million), the Attorney General ($33.5 million), the EOAF ($433.0 million), Environmental Affairs ($165.8 million), Transportation and Construction ($36.6 million), Public Safety ($856.1 million), Elder Affairs ($189.2 million) and the Department of Housing and Community Development ($66.9 million).

CAPITAL SPENDING

      The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In fiscal 2003 the annual limit was $1.225 billion. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), the Boston and Springfield convention centers and other projects. The Commonwealth aggregates its capital expenditures into the following seven major categories (with estimated fiscal 2003 spending in parentheses):
Economic Development ($313 million); Environment ($123 million); Housing ($113 million); Information Technology ($83 million); Infrastructure ($276 million); Public Safety ($38 million); and Transportation ($1.801 billion).

      CENTRAL ARTERY/TED WILLIAMS TUNNEL PROJECT. The largest single component of the Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

      PROGRESS/SCHEDULE UPDATE. As of May 31, 2003, CA/T Project construction was 90% complete. As of that date, approximately $13.5 billion was under contract or agreement and approximately 93% of all construction scope was under contract. On January 18, 2003, the I-90 extension to the Ted Williams Tunnel and East Boston/Logan Airport was opened to general traffic. On March 29, 2003, I-93 northbound opened to traffic. Delays in completion of components of the Integrated Project Control System slowed the opening I-90 and I-93 northbound, which opened two months and almost four months, respectively, later than projected. The CA/T Project is currently exploring further schedule initiatives to mitigate the impact of this delay; however, without schedule initiatives, there may be a corresponding delay in the remaining other CA/T Project milestones' opening dates.

      On July 30, 2003 the Federal Highway Administration submitted to the Massachusetts Turnpike Authority (the "Turnpike Authority") the results of its annual budget review of the CA/T Project. The Federal Highway Administration estimates the total cost of the project to be $14.52 billion, compared to the 2002 estimate of $14.46 billion.

      TOLL DISCOUNT PROGRAM. On July 1, 2002, a toll discount program for members of the FASTLANE Program who operate non-commercial two-axle passenger vehicles went into effect, providing a 50% discount on the amount of the July 1, 2002 toll rate increase to participants. In April 2003, the discount program was extended through December 2003. Funding for this extension will come from the Turnpike Authority's sale of certain real estate in May 2003 for approximately $75 million. On September 18, 2003, the Turnpike Authority voted to extend the program through December 2004, with funding to also come from the May 2003 sale of certain real estate.

      Legislation passed on July 31, 2002 contained provisions that could be interpreted as requiring that the toll discount program be made permanent.
It is the position of the Turnpike Authority that the toll discount program remains subject to annual evaluation by the Turnpike Authority board and available funding, and is subordinate to payments for Western Turnpike and Metropolitan Highway System debt service and expense commitments. If the Legislature requires the toll discount program be made permanent without providing offsetting funding, the Turnpike Authority could potentially face a revenue shortfall. In addition, before any toll discount program could be made permanent, the Turnpike Authority's Trust Agreement would require the Turnpike Authority to deliver a certificate of an independent consultant verifying certain debt service coverage ratios to the trustee.

      MASSACHUSETTS BAY TRANSPORTATION AUTHORITY. Beginning in fiscal 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136 million in fiscal 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

      Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth. This cost has been estimated by the Commonwealth to amount to $848.3 million. This cost, plus an additional $100 million to provide working capital to the MBTA, was financed in part by the issuance of $325 million of Commonwealth general obligation bonds (out of $800 million authorized by the Legislature) and by $10.5 million in operating appropriations. The balance was financed by a transfer from the Commonwealth's Highway Capital Projects Fund, which initially was expected to be amortized over 20 years in the Commonwealth's operating budget. The remaining $475 million of Commonwealth general obligation bonds authorized to be issued to replenish the transfer were issued in March 2002 and December 2002.

      Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation.
As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

      GENERAL AUTHORITY TO BORROW. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

      GENERAL OBLIGATION DEBT. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

      NOTES. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2004, December 2004, March 2005 and September 2005, respectively.

      SYNTHETIC FIXED RATE BONDS. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of June 30, 2003, the amount of such variable rate bonds outstanding was $1.364 billion.

      VARIABLE RATE DEMAND BONDS, AUCTION RATE SECURITIES AND U.PLAN BONDS. As of June 30, 2003, the Commonwealth had outstanding approximately $275.6 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2003, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2003, the Commonwealth had outstanding approximately $128.8 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

SPECIAL OBLIGATION DEBT.

      HIGHWAY FUND. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of June 30, 2003, the Commonwealth had outstanding $813.0 million of such special obligation bonds, including $629.6 million of such bonds secured by a pledge of 6.86(cent) of the 21(cent) motor fuels excise tax.

      CONVENTION CENTER FUND. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes and $132 million of commercial paper notes have been issued.

      FEDERAL GRANT ANTICIPATION NOTES. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

      On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

      OTHER. On July 31, 2002, the Legislature passed the following bond bills in the respective appropriation amounts noted: $752 million for the Division of Capital Asset Management; $301 million for Transportation; $509 million for Housing; and $754 million for Environmental Affairs. The Legislature also passed a $101.8 million capital outlay bill. The legislation will allow for bond funds to be used in place of certain pay-as-you-go capital funds previously transferred to the General Fund.

      On July 17, 2003, the Legislature passed a transportation bond bill totaling $1.080 billion, which was signed by the Governor on July 24, 2003. A terms bill was filed with the Legislature on July 29, 2003.

      On August 27, 2003, the Governor filed legislation to continue certain capital spending authorizations that would otherwise expire on September 30, 2003 in the amount of approximately $2 billion, and to reduce some previously enacted capital spending authorizations in the aggregate amount of approximately $157 million.

LITIGATION

      There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

      In June 1993, in HANCOCK V. COMMISSIONER OF EDUCATION, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. On June 27, 2002, the Supreme Judicial Court transferred the case (now Hancock v. Driscoll) to the Superior Court for discovery and trial. A judge of the Superior Court has established a schedule for the case pursuant to which it will be tried. The amount of expenditures ultimately sought by the plaintiffs or required of the Commonwealth is uncertain but could be many hundreds of millions of dollars.

      Challenges by residents of five state schools for the retarded in Ricci
v. Murphy resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

      ROLLAND V. ROMNEY. This case is a class action to compel the Commonwealth to provide certain community placements and services to nursing home residents with mental retardation or other developmental disabilities. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

      In RAMOS V. MCINTIRE plaintiffs allege that the Department of Transitional Assistance violated state and Federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

      The DMA has been engaged in four related lawsuits, only one of which remains to be decided, in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The four cases as filed at the trial court level are ATHOL MEMORIAL HOSPITAL, ET AL.
V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE, MASS. HOSPITAL ASSOCIATION, ET AL. V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE, BAYSTATE MEDICAL CENTER V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE AND SALEM HOSPITAL V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs. A trial on the merits on the declaratory and injunctive relief claims in the Mass. Hospital Association and Salem cases was held on March 25 and 26, 2002. On June 20, 2002, the Court ruled that the DMA had complied with a Supreme Judicial Court's order in Massachusetts Eye and Ear Infirmary v. Commissioner of the Division of Medical Assistance not to deny all reimbursement when it determined that an inpatient admission had not been medically necessary and to issue more detailed regulations, and that the new regulations were valid. The Mass. Hospital Association and Salem decisions are not controlling in Baystate, which is still pending, but could be cited as persuasive authority. With respect to the past damages claims, the DMA has prevailed in all cases except Baystate, which is still pending. The Athol and Salem cases were appealed, and on August 6, 2002 the Supreme Judicial Court ruled that the hospitals were not eligible for the relief they sought because they had not exhausted their administrative remedies. This decision would control the outcome of Baystate on the issue of those payment denials predating the Supreme Judicial Court's decision in Massachusetts Eye and Ear Infirmary
(1999).

      LIMA V. PRESTON. Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The DMA estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program.

      ROSIE D. V. GOVERNOR. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

      LOPES V. COMMONWEALTH. This case is a class action in which the plaintiffs seek to enjoin the DMA from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $30 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss. Plaintiffs have appealed.

      GOODRIDGE V. COMMISSIONER OF PUBLIC HEALTH. In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. Depending on the scope of the trial court's decision, a decision in the plaintiffs' favor could cost the Commonwealth an indeterminable amount in various forms of state tax deductions and benefits. The court granted summary judgment in favor of the Commonwealth. Plaintiffs have appealed and the Supreme Judicial Court was to hear their appeal in March 2003.

      ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See UNITED STATES
V. METROPOLITAN DISTRICT COMMISSION. See also CONSERVATION LAW FOUNDATION V. METROPOLITAN DISTRICT COMMISSION. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001.
The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

      Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 and may reimburse the College up to an additional $1 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

      In RE MASSACHUSETTS MILITARY RESERVATION (PRE-LITIGATION). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

      TAXES AND REVENUES. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2003, approximately $330 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

      In GENERAL MILLS, INC. V. COMMISSIONER OF REVENUE, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including taxes, interest and penalties, is approximately $48 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report. On September 15, 2003, the Supreme Judicial Court affirmed the decision of the Appellate Tax Board.

      RAYTHEON V. COMMISSIONER OF REVENUE. Raytheon contests assessments concerning its use of research tax credits and seeks $74 million in abatements for tax years 1991-1996.

      PETERSON V. COMMISSIONER OF REVENUE. The plaintiff taxpayers claim that the Legislature violated the Massachusetts Constitution when it provided for a higher rate of taxation on long-term capital gains realized after April 30, 2002. Plaintiffs seek a declaration that certain state statutory provisions, which changed the taxation of capital gains in the taxable year after January 1, 2002 and before May 2, 2002, violate the Commonwealth's Constitution. The Department of Revenue estimates that if the Supreme Judicial Court rules in the taxpayers' favor refunds in excess of $140 million may be required.

EMINENT DOMAIN.

      PERINI CORP., KIEWIT CONSTR. CORP., JAY CASHMAN, INC., D/B/A PERINI - KIEWIT - CASHMAN JOINT VENTURE V. COMMONWEALTH. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

      BROWN RUDNICK V. COMMONWEALTH OF MASSACHUSETTS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. In an early ruling in the case, the trial court found that Brown Rudnick's arguments may ultimate inure to the benefit of all five law firms that represented the Commonwealth in the legal action against tobacco manufacturers. The effect of this ruling is to increase the potential exposure for the Commonwealth from $500 million to approximately $1.3 billion. This estimated exposure is based on a claim for a percentage of payments scheduled to be made to the Commonwealth over a period of 25 years under the MSA, with the possibility of additional, but currently unquantifiable, payments to the Commonwealth after that period. It is possible that the law firm plaintiffs in this case may also claim against these contingent future payments, resulting in an exposure to the Commonwealth exceeding $1.3 billion. By memorandum and order dated June 16, 2003, the trial court denied plaintiffs' motion for summary judgment.

      SWACHMAN V. COMMONWEALTH OF MASSACHUSETTS. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester
County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

      OTHER MATTERS.

      DZIALO V. GREENFIELD. In this case an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries that will likely be permanent. Plaintiffs allege civil rights and negligence claims. Plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy for the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. Plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

                                  APPENDIX C
                              Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") and Thomson Bank Watch, Inc. ("Bank Watch"):

S&P

LONG-TERM

AAA
An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol `r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation `N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus
(-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is designated with a plus sign (+).

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated `D' is payment default. The `D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

LONG-TERM

Aaa
Bonds rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the `Aaa' securities.

A
Bonds rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated `Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from `Aa' through `Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

LONG-TERM INVESTMENT GRADE

AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' ratings indicate potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

"+" or "-" Notes to long-term and short -term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categories below `CCC' or to short-term ratings other than `F-1.'

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

`NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1.'

Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank's shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Bank Watch

COMMERCIAL PAPER RATINGS AND SHORT-TERM RATINGS

TBW-1
Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

In addition to ratings of short-term obligations, Bank Watch assigns a rating to each issuer it rates, in gradations of A through F. Bank Watch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. Bank Watch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.




                                  REGISTRANT

                                    PART C
                              OTHER INFORMATION

Item 23.    EXHIBITS

      (a) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to registration statement, SEC File No. 333-34844, filed on July 7, 2000.

      (b) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to registration statement, SEC File No. 333-34844, filed on July 7, 2000.

      (c) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.


      (d) Investment Advisory Agreement dated June 14, 2000, amended effective as of December 16, 2002, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 7 to registration statement, SEC File No. 333-34844, filed on December 12, 2002.

      (e) Distribution Agreement dated June 14, 2000, amended effective as of December 16, 2002, is incorporated herein by reference to Exhibit
            (e) of Post-Effective Amendment No. 7 to registration statement, SEC File No. 333-34844, filed on December 12, 2002.


      (f)   Not Applicable.

      (g) Form of Mutual Fund Custody and Services Agreement between the Registrant and Boston Safe Deposit and Trust Company and Mellon Bank, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 3 to registration statement, SEC File No. 333-34844, filed on December 20, 2001.

      (h)   (1)   Transfer  Agent Agreement dated as of June 14, 2000, is
                  incorporated herein by reference to Exhibit 13(a) of Registrant's registration statement on Form N-14, SEC File
                  No. 333-63652,  filed on June 22, 2001.

            (2) Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(b) of Registrant's registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.


            (3) Amended and Restated Administration Agreement dated June 14, 2000, amended effective as of December 16, 2002, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 7 to registration statement, SEC File No. 333-34844, filed on December 12, 2002.

            (4) Amended and Restated Fee Waiver Agreement dated May 22, 2002 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 5 to registration statement, SEC File No. 333-34844, filed on May 21, 2002.

            (5) Shareholder Services Plan dated May 9, 2001, revised as of December 16, 2002, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 7 to registration statement, SEC File No. 333-34844, filed on December 12, 2002.

      (i)   Opinion and consent of Registrant's Counsel.  Filed herewith.

      (j)   Consent of Independent Auditors.  Filed herewith.


      (k)   Not Applicable.

      (l)   Not Applicable.


      (m) Distribution Plan dated as of March 5, 2002, effective as of May 15, 2002, revised December 16, 2002, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 7 to registration statement, SEC File No. 333-34844, filed on December 12, 2002.

      (n) Amended and Restated Rule 18f-3 Plan dated March 5, 2002, amended December 3, 2002, is incorporated herein by reference to Exhibit
            (n) of Post-Effective Amendment No. 7 to registration statement, SEC File No. 333-34844, filed on December 12, 2002.


      (o)   Not Applicable.

      (p) Code of Ethics is incorporated herein by reference to Exhibit (q) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.


      (q)   Code of Ethics adopted by the Registrant.  Filed herewith.



      Other Exhibits
      -------------

      (1) Power of Attorney of the Trustees dated June 13, 2000. Incorporated by reference to Pre-effective Amendment No. 1.

      (2) Powers of Attorney of Stephen E. Canter and James Windels dated November 15, 2001. Incorporated by reference to Post-Effective Amendment No. 3.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Not Applicable.

Item 25.    INDEMNIFICATION

(a) The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under
Article 10 of the Registrant's By-Laws, PROVIDED THAT (i) such Covered Person shall provide security for his or her undertaking, (ii) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in
Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

      In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Trust in connection with the registered securities of the Trust, the Trust will not make such indemnification unless
(i) the Trust has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Trust shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

      The Trust will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Trust shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and
(ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), is investment adviser to the Registrant. Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                             President                     9/02 - 11/02
Chief Investment Officer
                                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present

                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Standish Mellon Asset Management      Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - 7/03
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97 - Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01
                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp. +       President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director and President                                                   Vice President                9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
                                                                         Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.++  Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Member, Board of Managers     5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 1/97 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*             President                     7/03 - Present

                                   Standish Mellon Asset Management      Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*     Director                      12/00 - Present

                                   Franklin Portfolio Associates,        Director                      4/97 - Present
                                   LLC*


                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company* Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                  Director                      1/98 - Present

                                   Fixed Income (MA) Trust*              Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*              Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - 7/03
                                                                         Chairman                      1/98 - 7/03

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp. *       Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present


J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.++             Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Controller                                                               Vice President and            9/02 - Present
                                                                         Treasurer

                                                                         Chief Financial Officer
                                   The Dreyfus Trust Company+++          Treasurer                     3/99 - Present
                                                                         Director                      9/98 - Present
                                                                                                       3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment Advisors, Inc. ++  Treasurer                     10/98 - Present

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc. ++             Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++             Vice President                2/97 - Present
Assistant Secretary                                                      Director                      2/97 - Present
                                                                         Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


                                            C-14
P:\Word Processing\FUNDS\Mellon\J32-MPAM-12-03.doc-043-004
Item 27.    Principal Underwriters
________    ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       CitizensSelect Funds
2)       Dreyfus A Bonds Plus, Inc.
3)       Dreyfus Appreciation Fund, Inc.
4)       Dreyfus Balanced Fund, Inc.
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC U.S. Mortgage Securities Fund
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus Bond Funds, Inc.
9)       Dreyfus California Intermediate Municipal Bond Fund
10)      Dreyfus California Tax Exempt Bond Fund, Inc.
11)      Dreyfus California Tax Exempt Money Market Fund
12)      Dreyfus Cash Management
13)      Dreyfus Cash Management Plus, Inc.
14)      Dreyfus Connecticut Intermediate Municipal Bond Fund
15)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)      Dreyfus Fixed Income Securities
17)      Dreyfus Florida Intermediate Municipal Bond Fund
18)      Dreyfus Florida Municipal Money Market Fund
19)   Dreyfus Founders Funds, Inc.
20)      The Dreyfus Fund Incorporated
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Index Funds, Inc.
27)      Dreyfus Institutional Cash Advantage Funds
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Insured Municipal Bond Fund, Inc.
31)      Dreyfus Intermediate Municipal Bond Fund, Inc.
32)      Dreyfus International Funds, Inc.
33)      Dreyfus Investment Grade Funds, Inc.
34)      Dreyfus Investment Portfolios
35)      The Dreyfus/Laurel Funds, Inc.
36)      The Dreyfus/Laurel Funds Trust
37)      The Dreyfus/Laurel Tax-Free Municipal Funds
38)      Dreyfus LifeTime Portfolios, Inc.
39)      Dreyfus Liquid Assets, Inc.
40)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)      Dreyfus Massachusetts Municipal Money Market Fund
42)      Dreyfus Massachusetts Tax Exempt Bond Fund
43)      Dreyfus Midcap Index Fund, Inc.
44)      Dreyfus Money Market Instruments, Inc.
45)      Dreyfus Municipal Bond Fund, Inc.
46)      Dreyfus Municipal Cash Management Plus
47)      Dreyfus Municipal Funds, Inc.
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
51)      Dreyfus New York Municipal Cash Management
52)      Dreyfus New York Tax Exempt Bond Fund, Inc.
53)      Dreyfus New York Tax Exempt Intermediate Bond Fund
54)      Dreyfus New York Tax Exempt Money Market Fund
55)      Dreyfus U.S. Treasury Intermediate Term Fund
56)      Dreyfus U.S. Treasury Long Term Fund
57)      Dreyfus 100% U.S. Treasury Money Market Fund
58)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
59)      Dreyfus Pennsylvania Municipal Money Market Fund
60)      Dreyfus Premier California Municipal Bond Fund
61)      Dreyfus Premier Equity Funds, Inc.
62)      Dreyfus Premier Fixed Income Funds
63)      Dreyfus Premier International Funds, Inc.
64)      Dreyfus Premier GNMA Fund
65)      Dreyfus Premier Municipal Bond Fund
66)      Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
67)      Dreyfus Premier New Leaders Fund, Inc.
68)      Dreyfus Premier New York Municipal Bond Fund
69)      Dreyfus Premier Opportunity Funds
70)      Dreyfus Premier State Municipal Bond Fund
71)      Dreyfus Premier Stock Funds
72)      The Dreyfus Premier Third Century Fund, Inc.
73)      Dreyfus Premier Value Equity Funds
74)      Dreyfus Premier Worldwide Growth Fund, Inc.
75)      Dreyfus Short-Intermediate Government Fund
76)      Dreyfus Short-Intermediate Municipal Bond Fund
77)      The Dreyfus Socially Responsible Growth Fund, Inc.
78)      Dreyfus Stock Index Fund, Inc.
79)      Dreyfus Tax Exempt Cash Management
80)      Dreyfus Treasury Cash Management
81)      Dreyfus Treasury Prime Cash Management
82)      Dreyfus Variable Investment Fund
83)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
84)      General California Municipal Bond Fund, Inc.
85)      General California Municipal Money Market Fund
86)      General Government Securities Money Market Funds, Inc.
87)      General Money Market Fund, Inc.
88)      General Municipal Bond Fund, Inc.
89)      General Municipal Money Market Funds, Inc.
90)      General New York Municipal Bond Fund, Inc.
91)      General New York Municipal Money Market Fund

(b)

                                                                                                 Positions
Name and principal                                                                               and offices with
business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      Executive Vice
                                                                                                 President
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Donna Impagliazzo *                   Vice President                                             None
Mary Merkle *                         Vice President                                             None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President                                             None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.




Item 28.  Location of Accounts and Records
-------   --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Boston Financial Services, Inc.
                      One American Express Plaza
                      Providence, Rhode Island 02903

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.  Management Services
-------   -------------------

          Not Applicable

Item 30.  Undertakings
-------   ------------

          None



                                         SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of December 2003.

                                     MELLON FUNDS TRUST

                                BY:/S/ LAWRENCE P. KEBLUSEK*
                                  Lawrence P. Keblusek, President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signatures                     Title                        Date
-------------------------------     ----------------------     -----------------

/s/ Lawrence P. Keblusek *          President                  December 24, 2003
-------------------------------
Lawrence P. Keblusek

/s/ James Windels*                  Treasurer                  December 24, 2003
-------------------------------
James Windels

/s/Ronald R. Davenport*             Trustee                    December 24, 2003
-------------------------------
Ronald R. Davenport

/s/ John L. Diederich*              Trustee                    December 24, 2003
-------------------------------
John L. Diederich

/s/ Maureen D. McFalls*             Trustee                    December 24, 2003
-------------------------------
Maureen D. McFalls

/s/ Patrick J. O'Connor*            Trustee                    December 24, 2003
-------------------------------
Patrick J. O'Connor

/s/ Kevin C. Phelan*                Trustee                    December 24, 2003
-------------------------------
Kevin C. Phelan

/s/ Patrick J. Purcell*             Trustee                    December 24, 2003
-------------------------------
Patrick J. Purcell

/s/ Thomas F. Ryan, Jr.*            Trustee                    December 24, 2003
-----------------------------------------------------
Thomas F. Ryan, Jr.


*BY:   /s/ Jeff Prusnofsky
     --------------------------
     Jeff Prusnofsky
     Attorney-in-Fact




                                    EXHIBITS

ITEM 24

(i)     Opinion and consent of Registrant's Counsel.

(j)     Consent of Independent Auditors.

(p)     Code of Ethics adopted by the Registrant.